As filed on November 25, 2003                        1933 Act File No. 002-26125
                                                      1940 Act File no. 811-1474


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    X
                                                                          ---
     Pre-Effective Amendment No.
                                    ------

     Post-Effective Amendment No.     75                                   X
                                    ------                                ---
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            X
                                                                          ---
     Amendment No.        49                                               X
                      ----------                                          ---

                                 AIM STOCK FUNDS
                     (As Successor to AIM STOCK FUNDS, INC.
                    formerly named INVESCO STOCK FUNDS, INC.)
               (Exact Name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (713) 626-1919

                                Robert H. Graham
                          11 Greenway Plaza, Suite 100
                                Houston, TX 77046
                     (Name and Address of Agent for Service)
                                  ------------
                                   Copies to:

Clifford J. Alexander, Esq.      John H. Lively, Esq.           Martha J. Hays, Esq.
Kirkpatrick & Lockhart LLP       A I M Advisors, Inc.           Ballard Spahr Andrews & Ingersoll,
1800 Massachusetts Avenue, N.W.  11 Greenway Plaza, Suite 100   LLP
Washington, DC  20036            Houston, TX  77046             1735 Market Street, 51st Floor
                                                                Philadelphia, PA  19103-7599

                                  ------------

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)


 X
---      immediately upon filing pursuant to paragraph (b)

         on _________________ pursuant to paragraph (b)
---

---      60 days after filing pursuant to paragraph (a)(1)

---      on ___________ pursuant to paragraph (a)(1)

---      75 days after filing pursuant to paragraph (a)(2)

---      on _____________, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

---   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       Contents of Registration Statement

Cover Page

Contents of Registration Statement

Prospectus for Investor Class, Class A, Class B, Class C and Class K shares

Prospectus for INVESCO Dynamics Fund, Institutional Class shares

Prospectus for INVESCO S&P 500 Fund, Institutional Class shares

Prospectus for INVESCO Mid-Cap Growth Fund, Investor Class, Class A, Class B, Class C and Class K shares

Prospectus for INVESCO Mid-Cap Growth Fund, Institutional Class shares

Statement of Additional Information

Statement of Additional Information for INVESCO Mid-Cap Growth Fund

Part C

Signature Page

Exhibits

PROSPECTUS | NOVEMBER 25, 2003


AIM STOCK FUNDS


INVESCO DYNAMICS FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO SMALL COMPANY GROWTH FUND--INVESTOR CLASS, CLASS A, B, C, AND K INVESCO S&P 500 INDEX FUND--INVESTOR CLASS


THREE MUTUAL FUNDS DESIGNED FOR INVESTORS SEEKING LONG-TERM CAPITAL GROWTH OR TOTAL RETURN.


EFFECTIVE APRIL 1, 2002, THE INVESTOR CLASS SHARES OFFERED BY THIS PROSPECTUS ARE OFFERED ONLY TO GRANDFATHERED INVESTORS. PLEASE SEE THE SECTION OF THE PROSPECTUS ENTITLED "HOW TO BUY SHARES."

CLASS A, B, AND C SHARES ARE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES. CLASS K SHARES ARE SOLD TO QUALIFIED RETIREMENT PLANS, RETIREMENT SAVINGS PROGRAMS, EDUCATIONAL SAVINGS PROGRAMS AND WRAP PROGRAMS PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.



TABLE OF CONTENTS
Investment Goals, Strategies, And Risks........2
Fund Performance...............................4
Fees And Expenses..............................7
Investment Risks...............................9
Principal Risks Associated With The Funds.....10
Temporary Defensive Positions.................11
Portfolio Turnover............................11
Fund Management...............................11
Portfolio Managers............................12
Potential Rewards.............................13
Share Price...................................13
Tools Used to Combat Excessive
   Short-Term Trading Activity................14
How To Buy Shares.............................15
Your Account Services.........................23
How To Sell Shares............................24
Taxes.........................................27
Dividends And Capital Gain Distributions......27
Financial Highlights..........................29





No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

PROSPECTUS | NOVEMBER 25, 2003

A I M Advisors, Inc. ("AIM") is the investment advisor for each Fund, and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") is the sub-advisor for each Fund. On November 25, 2003, the series portfolios of AIM Stock Funds, Inc., a Maryland corporation (the "Company"), were redomesticated as the Funds, which are series portfolios of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for each series portfolio of the Company. INVESCO Institutional is an affiliate of INVESCO. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."


This Prospectus contains important information about the Funds' Investor Class and, if applicable, Class A, B, C, and K shares. Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary or, with respect to Class K shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). INVESCO Dynamics and S&P 500 Index Funds also offer an additional class of shares through separate Prospectuses. Each of the Funds' classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about the other class of Dynamics Fund's and S&P 500 Index Fund's shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246.

This Prospectus will tell you more about:

[KEY ICON]   INVESTMENT GOALS & STRATEGIES

[ARROW ICON] POTENTIAL INVESTMENT RISKS

[GRAPH ICON] PAST PERFORMANCE


             -----------------------------------------------------


[KEY ICON] [ARROW ICON] INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT EACH FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.


FACTORS COMMON TO ALL THE FUNDS


Dynamics, Small Company Growth, and S&P 500 Index Funds seek long-term capital growth. The Funds (except for S&P 500 Index Fund) are actively managed. The Funds invest primarily in equity securities and equity-related instruments that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

All of the Funds (except S&P 500 Index Fund) are managed in the growth style. At the Advisor, growth investing starts with research from the "bottom up," and focuses on company fundamentals and growth prospects.

We seek securities for the Funds (except S&P 500 Index Fund) that meet the following standards:


o EXCEPTIONAL GROWTH: The markets and industries they represent are growing significantly faster than the economy as a whole.

o LEADERSHIP: They are leaders -- or emerging leaders -- in these markets, securing their positions through technology, marketing, distribution, or some other innovative means.

o FINANCIAL VALIDATION: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

S&P 500 Index Fund is passively managed to track the composition and performance of the S&P 500 Stock Index.



At any given time, the Funds may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Funds are not limited with respect to sectors in which they can invest. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. A Fund can still be diversified, even if it is heavily weighted in one or more sectors.

In addition to sector risk and the risks outlined in the following sections for each Fund, the Funds are subject to other principal risks such as market, liquidity, counterparty, foreign securities, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Funds." An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.

[KEY ICON] INVESCO DYNAMICS FUND - INVESTOR CLASS, CLASS A, B, C, AND K

The Fund seeks long-term capital growth. It normally invests at least 65% of its net assets in common stocks of mid-sized companies. We define mid-sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At __________, 2003, the smallest company in the Index had a market capitalization of $____ million and the largest company had a market capitalization of $____ billion. The Fund also has the flexibility to invest in other types of securities including preferred stocks, convertible securities, and bonds.

The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that the Advisor believes will lead to rapid sales or earnings growth.

The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities, and general market and monetary conditions. Consequently, the Fund's investments may be bought and sold relatively frequently.

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.



[KEY ICON] INVESCO SMALL COMPANY GROWTH FUND - INVESTOR CLASS, CLASS
           A, B, C, AND K

The Fund seeks long-term capital growth. It normally invests 80% of its net assets in small-capitalization companies. We define small capitalization companies as companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of $2.5 billion or below at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At __________, 2003, the smallest company in the Index had a market capitalization of $___ million and the largest company had a market capitalization of $___ billion. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy.

Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

[KEY ICON] INVESCO S&P 500 INDEX FUND - INVESTOR CLASS

The Fund seeks price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or "Index"). The Fund invests in the stocks that make up the Index, in the same proportions.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. S&P's only relationship to the Advisor is the licensing of certain trademarks and trade names of S&P and the Index, which is determined, composed, and calculated by S&P without regard to the Advisor or the Fund.

The Fund is not actively managed; instead, the Fund seeks to track the performance of the S&P 500. Therefore, when the S&P 500 drops, the value of shares of the Fund drops accordingly. The Fund makes no effort to hedge against price movements in the S&P 500. Because the Fund will incur operating expenses and transaction costs, the Fund's performance will not track the performance of the S&P 500 exactly.



[GRAPH ICON] FUND PERFORMANCE


Performance information in the bar charts below is that of the Funds' Investor Class shares which has the longest operating history of the Funds' classes. Performance information for Class A and B shares is not shown in the table as those classes do not yet have a full calendar year of performance. Investor Class and Class A, B, C, and K returns would be similar because all classes of shares invest in the same portfolio of securities. The returns of the classes would differ, however, to the extent of differing levels of expenses. In this regard, the returns reflected in the bar charts and table reflect only the applicable total expenses of the class shown. If the effect of the other classes' total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.


The bar charts below show the Funds' Investor Class actual yearly performance (commonly known as their "total return") for the years ended December 31 over the past decade or since inception. The returns in the bar charts do not reflect a 12b-1 fee in excess of 0.25%, the sales charge for Class A shares, or the applicable contingent deferred sales charge (CDSC) for Class B or Class C shares; if they did, the total returns shown would be lower. The table below shows the pre-tax and after-tax average annual total returns of Investor Class, and pre-tax average annual total returns for Class C shares and, if applicable, Class K shares for various periods ended December 31, 2002 compared to the S&P MidCap 400 Index, S&P 500 Index, Russell 2000 Index, Russell 2000 Growth Index, or Russell Midcap Growth Index. The after-tax returns are shown only for the Investor Class shares. After-tax returns for other classes of shares offered in this Prospectus will vary.


After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar charts and table illustrates the variability of each Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

                          DYNAMICS FUND--INVESTOR CLASS
                         ACTUAL ANNUAL TOTAL RETURN (1), (2)

 1993    1994   1995    1996    1997    1998    1999    2000     2001    2002

19.10% (1.95%) 37.55%  15.65%  24.09%  23.25%  71.80%  (7.76%) (32.89%) (33.08%)


Best Calendar Qtr.      12/99  38.83%
Worst Calendar Qtr.      9/01 (35.02%)



                           SMALL COMPANY GROWTH FUND--
                                 INVESTOR CLASS
                       ACTUAL ANNUAL TOTAL RETURN (1), (2)

 1993    1994   1995    1996    1997    1998    1999    2000     2001    2002

23.38% (3.74%) 30.02%  11.62%  18.31%  14.90%  81.64% (12.19%) (20.91%) (31.38%)

Best Calendar Qtr.      12/99    46.68%
Worst Calendar Qtr.      9/01   (28.70%)


                       S&P 500 INDEX FUND--INVESTOR CLASS
                    ACTUAL ANNUAL TOTAL RETURN (1), (2), (3)

 1998    1999    2000      2001    2002

31.14%  20.20%  (9.97%) (12.38%) (22.85%)


Best Calendar Qtr.      12/98    21.22%
Worst Calendar Qtr.      9/02   (17.34%)


---------------------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL TOTAL RETURN (4)

                                                          AS OF 12/31/02
---------------------------------------------------------------------------------------------
                                                                              10 YEARS
                                                1 YEAR       5 YEARS     OR SINCE INCEPTION
---------------------------------------------------------------------------------------------
INVESTOR CLASS
Dynamics Fund (1), (2)

Return Before Taxes                            (33.08%)      (2.59%)          7.30%

Return After Taxes on Distributions            (33.08%)      (3.38%)          4.62%

                                               5

Return After Taxes on Distributions
    And Sale of Fund Shares                    (20.31%)      (2.10%)          4.92%

S&P MidCap 400 Index (5)
    (reflects no deduction for fees,
expenses, or  taxes)                           (14.50%)       6.42%          11.96%

Russell Midcap Growth Index (5)
    (reflects no deduction for fees,
expenses, or  taxes)                           (27.41%)      (1.82%)          6.71%


Small Company Growth Fund (1), (2)

Return Before Taxes                            (31.38%)      (0.11%)          7.33%

Return After Taxes on Distributions            (31.38%)      (2.25%)          4.27%

Return After Taxes on Distributions
    And Sale of Fund Shares                    (19.27%)      (0.77%)          4.81%

Russell 2000 Index (5)
     (reflects no deduction for fees,
expenses, or  taxes)                           (20.48%)      (1.36%)          7.15%

Russell 2000 Growth Index (5)
     (reflects no deduction for fees,
expenses, or  taxes)                           (30.26%)      (6.59%)          2.62%

S&P 500 Index Fund (1), (2)

Return Before Taxes                            (22.85%)      (0.83%)         (0.18%)(3)

Return After Taxes on Distributions            (23.13%)      (1.26%)         (0.62%)(3)

Return After Taxes on Distributions
    And Sale of Fund Shares                    (14.01%)      (0.77%)         (0.25%)(3)

S&P 500 Index (5)
     (reflects no deduction for fees,
expenses, or  taxes)                           (22.09%)      (0.58%)         (0.58%)(3)

CLASS C - RETURN BEFORE TAXES (INCLUDING
CDSC)

Dynamics Fund (1), (9)                         (34.38%)        N/A          (29.20%)(6)

S&P MidCap 400 Index (5)                       (14.50%)        N/A           (1.42%)(6)

Russell Midcap Growth Index (5)                (27.41%)        N/A          (26.20%)(6)

Small Company Growth Fund (1), (9)             (33.30%)        N/A          (26.52%)(6)

Russell 2000 Index (5)                         (20.48%)        N/A          (12.30%)(6)

Russell 2000 Growth Index (5)                  (30.26%)        N/A          (27.50%)(6)

CLASS K - RETURN BEFORE TAXES

Dynamics Fund (1), (10)                        (33.19%)        N/A          (30.22%)(7)

S&P MidCap 400 Index (5)                       (14.50%)        N/A          (4.19%)(7)

Russell Midcap Growth Index (5)                (27.41%)        N/A          (21.11%)(7)

Small Company Growth Fund (1), (10)            (31.38%)        N/A          (28.07%)(8)

Russell 2000 Index (5)                         (20.48%)        N/A          (20.48%)(8)

Russell 2000 Growth Index (5)                  (30.26%)        N/A          (30.26%)(8)


(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class' expenses.
(2) Returns before taxes for Investor Class shares of Dynamics, Small Company Growth, and S&P 500 Index Funds year-to-date as of the calendar quarter ended September 30, 2003 were 21.48%, 21.85%, and 13.92%, respectively.
(3) The Fund (Investor Class shares) commenced investment operations on December 23, 1997. Index comparison begins on December 31, 1997.
(4) The total returns are for those classes of shares with a full calendar year of performance. If the effect of the other classes' total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B were reflected, returns for those classes would be lower than those shown.
(5) The S&P MidCap 400 Index is an unmanaged index indicative of domestic mid-capitalization stock prices. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that the indexes do not pay brokerage, management, administrative or distribution expenses, all of which are paid by the classes and are reflected in their annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.
(6) Since inception of Class C shares on February 15, 2000. Index comparisons begin on February 29, 2000.
(7) Since inception of Class K shares on December 1, 2000. Index comparisons begin on November 30, 2000.
(8) Since inception of Class K on December 17, 2001. Index comparisons begin on December 31, 2001.
(9) Returns before taxes, including CDSC, for Class C shares of Dynamics and Small Company Growth Funds year-to-date as of the calendar quarter ended September 30, 2003, were 19.77% and 19.53%, respectively.
(10) Returns before taxes for Class K shares of Dynamics and Small Company Growth Funds were 21.30% and 21.85%, respectively.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Class A, Class B, Class C, or Class K shares of the Funds. If you invest in the Funds through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.


SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT


ALL FUNDS
                                                  Investor Class   Class A      Class B        Class C        Class K
Maximum Front-End Sales Charge
on purchases as a percentage of
offering price                                    None             5.50%        None           None           None
Maximum Contingent Deferred
  Sales Charge (CDSC) as a percentage
  of the total original cost of the shares        None             None(1)      5.00%(2)       1.00%(2)       None
Maximum Sales Charge on reinvested
     Dividends/distributions                      None             None         None           None           None


S&P 500 INDEX FUND ONLY
Redemption Fee (as a percentage of
    amount redeemed)                              2.00%(3)         None         None           None           None
Exchange Fee                                      1.00%(3)         None         None           None           None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS


DYNAMICS FUND                                     Investor
                                                  Class          Class A        Class B        Class C        Class K
Management Fees                                   0.49%          0.49%          0.49%          0.49%          0.49%
Distribution and Service (12b-1) Fees (4)         0.25%          0.35%          1.00%          1.00%          0.45%
Other Expenses (5), (6)                           0.72%(7)       0.40%          1.03%(8)       1.56%(9)       0.67%(10)
Total Annual Fund Operating Expenses(5), (6)      1.46%(7)       1.24%          2.52%(8)       3.05%(9)       1.61%(10)
Fee Waivers/Reimbursements (6), (11)              0.00%          0.00%          0.00%          0.30%          0.00%
Net Expenses (6), (11)                            1.46%(7)       1.24%          2.52%(8)       2.75%(9)       1.61%(10)


SMALL COMPANY GROWTH FUND                         Investor
                                                  Class          Class A        Class B        Class C        Class K
Management Fees                                   0.67%          0.67%          0.67%          0.67%          0.67%
Distribution and Service (12b-1) Fees (4)         0.25%          0.35%          1.00%          1.00%          0.45%
Other Expenses (5), (6)                           0.75% (7)      0.36%          2.33% (8)      1.88% (9)      2.00% (10)
Total Annual Fund Operating Expenses (5), (6)     1.67% (7)      1.38%          4.00% (8)      3.55% (9)      3.12% (10)
Fee Waivers/Reimbursements (6), (11)              0.00%          0.00%          1.25%          0.80%          0.92%
Net Expenses (6), (11)                            1.67% (7)      1.38%          2.75% (8)      2.75% (9)      2.20% (10)

S&P 500 INDEX FUND                                Investor
                                                  Class
Management Fees                                   0.25%
Distribution and Service (12b-1) Fees (4)         0.25%
Other Expenses (5), (6)                           0.55% (7)
Total Annual Fund Operating Expenses (5), (6)     1.05% (7)
Fee Waivers/Reimbursements (6)                    0.00%
Net Expenses (6)                                  1.05% (7)


(1) If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy Shares."
(3) A 1% fee is charged on redemptions or exchanges of shares held three months or less, other than shares acquired through reinvestment of dividends and distributions.
(4) Because each class pays a 12b-1 distribution and service fee which is based upon each class's assets, if you own shares of a Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(5) Each Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under expense offset arrangements.
(6) The Advisor is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between the Advisor and the Funds if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after the Advisor incurred the expense. The voluntary expense limitations may be changed at any time following consultation with the board of directors.
(7) Certain expenses of Investor Class shares of Dynamics, Small Company Growth, and S&P 500 Index Funds were absorbed voluntarily by INVESCO pursuant to a commitment between the Funds and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Dynamics Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.47% and 1.21%, respectively, of the Fund's average net assets attributable to Investor Class shares; Small Company Growth Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.58% and 1.50%, respectively, of the Fund's average net assets attributable to Investor Class shares; and S&P 500 Index Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.15% and 0.65%, respectively, of the Fund's average net assets attributable to Investor Class shares.
(8) Certain expenses of Class B shares of Dynamics and Small Company Growth Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Dynamics Fund's Class B shares Other Expenses and Total Annual Fund Operating Expenses were 0.47% and 1.96%, respectively, of the Fund's average net assets attributable to Class B shares; and Small Company Growth Fund's Class B shares Other Expenses and Total Annual Fund Operating Expenses were 0.58% and 2.25%, respectively, of the Fund's average net assets attributable to Class B shares.
(9) Certain expenses of Class C shares of Dynamics and Small Company Growth Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Dynamics Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.47% and 1.96%, respectively, of the Fund's average net assets attributable to Class C shares; and Small Company Growth Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.58% and 2.25%, respectively, of the Fund's average net assets attributable to Class C shares.
(10) Certain expenses of Class K shares of Dynamics and Small Company Growth Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Dynamics Fund's Class K shares' Other Expenses and Total Annual Fund Operating Expenses were 0.47% and 1.41%, respectively, of the Fund's average net assets attributable to Class K shares; and Small Company Growth Fund's Class K shares' Other Expenses and Total Annual Fund Operating Expenses were 0.58% and 1.70%, respectively, of the Fund's average net assets attributable to Class K shares.
(11) To limit expenses, the Advisor has contractually obligated itself to waive fees and bear any expenses through July 31, 2004 that would cause ratio of expenses to average net assets to exceed 2.10% for Class A shares, 2.75% for each of Class B and Class C shares, and 2.20% for Class K shares.


EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class, Class A, Class B, Class C, and Class K shares of the Funds to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class, and, if applicable, Class A, Class B, Class C, or Class K shares of a Fund for the time periods indicated. Within each Example, there is an assumption that you redeem all of your shares at the end of those periods and that you keep your shares. The Example also assumes that your investment had a hypothetical 5% return each year, and that a Fund's Investor Class, Class A, Class B, Class C, and Class K shares' operating expenses remain the same. Although the actual costs and performance of a Fund's Investor Class, Class A, Class B, Class C, and Class K shares may be higher or lower, based on these assumptions your costs would be:


                                                     1 year           3 years           5 years          10 years
Dynamics Fund
     Investor Class                                  $  149           $  462            $  797           $1,746

     Class A (1)                                     $  669           $  922            $1,194           $1,967

     Class B - With Redemption (1)                   $  755           $1,085            $1,540           $2,541 (2)

     Class B - Without Redemption                    $  255           $  785            $1,340           $2,541 (2)

     Class C - With Redemption (1), (3)              $  378           $  914            $1,575           $3,344

     Class C - Without Redemption (3)                $  278           $  914            $1,575           $3,344

     Class K                                         $  164           $  508            $  876           $1,911

Small Company Growth Fund

     Investor Class                                  $  170           $  526            $  907           $1,976

     Class A (1)                                     $  683           $  963            $1,264           $2,116

     Class B - With Redemption (1), (3)              $  778           $1,404            $2,147           $3,556 (2)

     Class B - Without Redemption (3)                $  278           $1,104            $1,947           $3,556 (2)

     Class C - With Redemption (1), (3)              $  378           $1,015            $1,773           $3,766

     Class C - Without Redemption (3)                $  278           $1,015            $1,773           $3,766

     Class K (3)                                     $  223           $  877            $1,555           $3,366

S&P 500 Index Fund

     Investor Class                                  $  107           $  334            $  579           $1,283

(1) Based on initial sales charge for Class A shares at the beginning of each period shown and CDSC charges for
Class B and Class C shares based on redemption at the end of each period shown. Please see "How To Buy Shares."
(2) Assumes conversion of Class B to Class A at the end of the eighth year. Please see "How To Buy Shares."
(3) Class expenses remain the same for each period (except that the Example reflects the contractual expense reimbursements by the Advisor for the one-year period and the first year of the three-, five-, and ten-year periods).


[ARROW ICON] INVESTMENT RISKS

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.


You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

[ARROW ICON] PRINCIPAL RISKS ASSOCIATED WITH THE FUNDS

You should consider the special risk factors discussed below associated with the Funds' policies in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of a Fund's investments. Certain stocks selected for any Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.


LIQUIDITY RISK

A Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. Each Fund may invest up to 25% of its respective assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

PORTFOLIO TURNOVER RISK

A Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect a Fund's performance because it results in higher brokerage commissions and may result in taxable gain distributions to a Fund's shareholders.

                 ----------------------------------------------

Although each Fund generally invests in publicly-traded equity securities of growing companies, the Funds also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of any Fund's principal investment strategy, they may constitute a significant portion of a Fund's portfolio, thereby possibly exposing a Fund and its investors to the following additional risks.

----------------------------------------------------------------------------------------------------------------------------
INVESTMENT                                                                      RISKS
----------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS)
These are securities issued by U.S. banks that represent shares of foreign
corporations held by those banks. Although traded in U.S. securities markets    Market, Information, Political, Regulatory,
and valued in U.S. dollars, ADRs carry most of  the risks of investing          Diplomatic, Liquidity, and Currency Risks
directly in foreign securities.
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller of a security agrees to buy it  back at an    Counterparty Risk
agreed-upon price and time in the future.
----------------------------------------------------------------------------------------------------------------------------


[ARROW ICON] TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of any Fund. We have the right to invest up to 100% of a Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROW ICON] PORTFOLIO TURNOVER

With the exception of the S&P 500 Index Fund, we actively manage and trade the Funds' portfolios. Therefore, some of the Funds may have a higher portfolio turnover rate compared to many other mutual funds. The Fund with a higher-than-average portfolio turnover rate for the fiscal year ended July 31, 2003, was:


Small Company Growth Fund                  119%


A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect a Fund's performance because it results in higher brokerage commissions and may result in taxable capital gain distributions to a Fund's shareholders.

FUND MANAGEMENT


INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN 345.2 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.


INVESTMENT ADVISOR


AIM is the investment advisor for each Fund, and INVESCO Institutional is the sub-advisor for each Fund. INVESCO Institutional is an affiliate of INVESCO. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309. As sub-advisor, INVESCO Institutional is responsible for the Funds' day-to-day management, including the Funds' investment decisions and the execution of securities transactions with respect to the Funds.


ADI is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO, AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.


Prior to November 25, 2003, INVESCO served as the investment advisor for each series portfolio of the Company. The following table shows the fees the Funds paid to INVESCO for its advisory services in the fiscal year ended July 31, 2003.

--------------------------------------------------------------------------------
                                        ADVISORY FEE AS A PERCENTAGE OF
FUND                              AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
Dynamics                                             0.49%

Small Company Growth                                 0.67%

S&P 500 Index                                        0.25%



PORTFOLIO MANAGERS

The following individuals are primarily responsible for the day-to-day management of their respective Fund's or Funds' portfolio holdings:

FUND                                  PORTFOLIO MANAGER(S)
Dynamics                              Timothy J. Miller
                                      Michelle Fenton


Small Company Growth                  Stacie L. Cowell
                                      Cameron Cooke

S&P 500 Index                         Jeremy J.Lefkowitz

                                  DYNAMICS FUND

TIMOTHY J. MILLER, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of Dynamics Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a CFA charterholder. Tim holds an M.B.A. from the University of Missouri -- St. Louis and a B.S.B.A. from St. Louis University.

MICHELLE FENTON is a Portfolio Manager of INVESCO Dynamics Fund and INVESCO Mid-Cap Growth Fund. Michelle is also a Portfolio Manager for the INVESCO Technology Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Before joining the investment division of INVESCO in 1998, Michelle worked at Berger Funds as an equity analyst. Prior to that, she was a research analyst at Smith Barney. Michelle received her bachelor's degree in finance from Montana State University.


                            SMALL COMPANY GROWTH FUND

STACIE L. COWELL, a senior vice president of INVESCO, is the lead portfolio manager of Small Company Growth Fund. Before joining INVESCO in 1997, Stacie was senior equity analyst with Founders Asset Management and a capital markets and trading analyst with Chase Manhattan Bank in New York. She is a CFA charterholder. Stacie holds an M.S. in Finance from the University of Colorado and a B.A. in Economics from Colgate University.

CAMERON COOKE, is the co-portfolio manager of Small Company Growth Fund. Mr. Cooke joined the investment division of INVESCO in 2000. Prior to joining INVESCO, Cameron was a senior equity analyst at Wells Capital Management. Mr. Cooke holds a B.A. in economics from the University of North Carolina at Chapel Hill.



                               S&P 500 INDEX FUND


JEREMY LEFKOWITZ has been responsible for the S&P 500 Index Fund since August 13, 2003. He is head of INVESCO Institutional's Structured Products Group ("SPG") Portfolio Management Team, which is responsible for the management of all stock selection, tactical asset allocation, and index portfolios. He joined Citicorp Investment Management, Inc., one of INVESCO Institutional's predecessors, in 1982 as Controller and assumed investment responsibilities in 1984. He joined Citicorp in 1974, where he held a variety of financial management positions. He is a dual employee of INVESCO and INVESCO Institutional through its SPG. He is assisted by SPG's Portfolio Management Team.

More information on the portfolio managers and their management teams may be found on the AIM website http://www.aiminvestments.com.

POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUNDS FOR SHORT-TERM TRADING PURPOSES.


The Funds offer shareholders the potential to increase the value of their capital over time. Like most mutual funds, each Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. Each Fund seeks to minimize risk by investing in many different companies in a variety of industries.


SUITABILITY FOR INVESTORS

Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Funds are most suitable for investors who:

o  are willing to grow their capital over the long-term (at least five years)

o understand that shares of a Fund can, and likely will, have daily price fluctuations

o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Funds if you are:


o  primarily seeking current dividend income


o unwilling to accept potentially significant changes in the price of Fund shares

o  speculating on short-term fluctuations in the stock markets.

SHARE PRICE


CURRENT MARKET VALUE OF FUND ASSETS
+ACCRUED INTEREST AND DIVIDENDS
-FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/  NUMBER OF SHARES
=  YOUR SHARE PRICE (NAV)


The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. The Advisor determines the market value of each investment in each Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by a Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.


The Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Funds' Board of Trustees. The effect of using fair value pricing is that a Fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because some of the Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the value of those Funds' assets may change on days when you will not be able to purchase or redeem Fund shares.


NAV is calculated by adding together the current market price of all of a Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because their expenses vary, NAV is calculated separately for each class.


All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you, your financial intermediary, or your plan or program sponsor. Instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day's NAV. If the Advisor receives instructions from you, your financial intermediary, or your plan or program sponsor after that time, the instructions will be processed at the NAV next calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Funds, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Funds would not calculate NAV on Thanksgiving Day (and the Advisor would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Funds on that day.


TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the Funds' shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "AIM and INVESCO Funds"):

        o  trade activity monitoring;
        o  trading guidelines;
        o  redemption fee on trades in certain AIM and INVESCO Funds; and
        o  selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Trade Activity Monitoring
-------------------------

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Trading Guidelines
------------------

Currently, if a shareholder exceeds 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

Effective on or about March 1, 2004, if a shareholder exceeds four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Redemption Fee
--------------

Effective on or about November 24, 2003, certain shareholders may be charged a 2% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled "How to Buy Shares-Redemption Fee" for more information.

The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

Fair Value Pricing
------------------

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the AIM or INVESCO Fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the AIM or INVESCO Fund. Please see the section entitled "Share Price" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.


HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Funds offer multiple classes of shares. The chart in this section shows several convenient ways to invest in the shares of the Funds if you invest directly through ADI. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for more information on how to purchase shares of a Fund. You may be charged a commission or transaction fee by the financial intermediary, or plan or program sponsor for purchases of Fund shares.


With the exception of Class A shares, there is no charge to invest directly through ADI. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another AIM or INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

For all new accounts, please send a completed application form, and specify the Fund or Funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into the AIM Cash Reserve Shares of AIM Money Market Fund, a series of AIM Investment Securities Funds. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Funds' transfer agent, to exchange into the fund you choose.


A share of each class represents an identical interest in a Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if applicable, and the other expenses payable by that class.


AIS reserves the right to increase, reduce, or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If a Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to a Fund or AIS. If you are already an INVESCO Funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).


                               S&P 500 INDEX FUND

MINIMUM INITIAL INVESTMENT. $5,000, which is waived for regular investment plans, including Systematic Purchase Plan and Direct Payroll Purchase. The minimum investment for certain retirement plans, including IRAs, is $3,000.


MINIMUM SUBSEQUENT INVESTMENT. $1,000 (Minimums are lower for certain retirement plans.)

                                 ALL OTHER FUNDS

MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including Systematic Purchase Plan and Direct Payroll Purchase, and certain retirement plans, including IRAs.


MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.)

The following chart shows several ways to invest in a Fund if you invest directly through ADI.


METHOD                                     INVESTMENT MINIMUM                       PLEASE REMEMBER

------------------------------------------------------------------------------------------------------------------------------------
BY CHECK                                   $1,000 for regular accounts; $250 for    Mail your completed account application and
                                           an IRA; $50 for each subsequent          check to AIS.
AIM Investment Services, Inc.              investment.                              AIS does not accept cash, credit cards,
P.O. Box 4739                                                                       travelers' cheques, credit card checks,
Houston, TX  77210-4739                    S&P 500 Index Fund(only).  $5,000 for    instant loan checks, money orders, or
                                           regular accounts; $3,000 for an IRA;     third party checks unless they are from
or                                         $1,000 for each subsequent investment.   another financial institution related to
                                                                                    a retirement plan transfer.

AIM Investment Services, Inc.
P.O. Box 173706
Denver, CO  80217-3706.

You may also send your check by overnight
courier to:
AIM Investment Services, Inc.
11 Greenway Plaza, Suite 100
Houston, TX  77046

or

AIM Investment Services, Inc.
4350 South Monaco
Denver, CO  80237


METHOD                                     INVESTMENT MINIMUM                       PLEASE REMEMBER

------------------------------------------------------------------------------------------------------------------------------------
BY WIRE                                    $1,000 for regular accounts; $250 for    Mail completed account application to
You may send your payment by bank wire     an IRA;                                  the transfer agent. Call the transfer
(call 1-800-959-4246 for instructions).    $50 for each subsequent investment.      agent at (800) 959-4246 to receive a
                                                                                    reference number. Then, use the
                                           S&P 500 Index Fund(only).  $5,000 for    following wire instructions:
                                           regular accounts; $3,000 for an IRA;
                                           $1,000 for each subsequent investment.   Beneficiary Bank ABA/Routing #: 113000609
                                                                                    Beneficiary Account Number: 00100366807
                                                                                    Beneficiary Account Name: AIM Investment
                                                                                    Services, Inc.
                                                                                    RFB: Fund Name, Reference #
                                                                                    OBI: Your Name, Account #
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH ACH                      $1,000 for regular accounts; $250 for    You must provide your bank account
Call 1-800-959-4246 to request your        an IRA; $50 for each subsequent          information to AIS prior to using this
purchase. Upon your telephone              investment.                              option.
instructions, AIS will move money from
your designated bank/credit union          S&P 500 Index Fund(only). $5,000 for
checking or savings account in order to    regular accounts; $3,000 for an IRA;
purchase shares.                           $1,000 for each subsequent investment.

------------------------------------------------------------------------------------------------------------------------------------
BY INTERNET                                $1,000 for regular accounts; $250 for    Open your account using one of methods
Go to AIM's Web site at                    an IRA; $50 for each subsequent          described above.
aiminvestments.com.                        investment.

                                           S&P 500 Index Fund(only).  $5,000 for    Access your account at www.aiminvestments.com.
                                           regular accounts; $3,000 for an IRA;     The proper bank instructions must have been
                                           $1,000 for each subsequent investment.   provided on your account. You may not purchase
                                                                                    shares in AIM prototype retirement
                                                                                    accounts on the internet.

                                                                                    You will need a Web browser to use this
                                                                                    service.

------------------------------------------------------------------------------------------------------------------------------------

REGULAR INVESTING WITH SYSTEMATIC          $50 per month for Systematic Purchase    Like all regular investment plans, neither
PURCHASE PLAN OR DIRECT PAYROLL            Plan; $50 per pay period for Direct      Systematic Purchase Plan nor Direct Payroll
PURCHASE                                   Payroll Purchase. You may start or       Purchase ensures a profit or protects against
You may enroll on your fund application,   stop your regular investment plan at     loss in a falling market. Because you'll invest
or call us for a separate form and more    any time, with two weeks' notice to      continually, regardless of varying price levels,
details. Investing the same amount on a    AIS.                                     consider your financial ability to keep buying
monthly basis allows you to buy more                                                through low price levels. And remember that you
shares when prices are low and fewer       S&P 500 Index Fund(only). $5,000 for     will lose money if  you redeem your shares
shares when prices are high. This          regular accounts; $3,000 for an          when the market per value of all your shares is
"dollar cost averaging" may help offset    IRA; $1,000 for each subsequent          less than  their cost.
market fluctuations. Over a period of      investment.
time, your average cost per share may be
less than the actual average net asset
value share.

------------------------------------------------------------------------------------------------------------------------------------
BY AIM 24-HOUR AUTOMATED INVESTOR LINE     $50 for subsequent investments.        You must provide your bank account
WITH ACH                                                                          information to AIS prior to using this
Automated transactions by telephone are    S&P 500 Index Fund(only). $1,000 for   option.
available for subsequent purchases and     subsequent investments.
exchanges 24 hours a day. Simply call
1-800-246-5463.
------------------------------------------------------------------------------------------------------------------------------------
BY EXCHANGE                                $1,000 for regular accounts; $250 for  See "Exchange Policy."
Between the same class of any two INVESCO  an IRA; $50 for each subsequent
Funds or certain classes of AIM Funds.     investment.
Call 1-800-959-4246 for prospectuses of
other INVESCO Funds or AIM Funds.          S&P 500 Index Fund(only). $5,000 for
Exchanges may be made by phone or at       regular accounts; $3,000 for an IRA;
AIM's Web site at aiminvestments.com.      $1,000 for each subsequent investment.
You may also establish an automatic
monthly exchange service between two
INVESCO Funds or certain classes of AIM
Funds; call us for further details and
the correct form.


GRANDFATHERED INVESTORS. Investor Class shares of a Fund can be purchased only by:


o Persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002;

o Any person or entity listed in the account registration for any Grandfathered Funds, which account in Investor Class shares was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians, and designated beneficiaries;
o Customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002;
o  Defined benefit, defined contribution, and deferred compensation plans; and
o INVESCO or AIM employees, INVESCO Funds directors, AIM Funds Trustees, AMVESCAP employees, AMVESCAP directors, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-8085. If you hold Grandfathered Funds through a broker/dealer or other financial institution, your eligibility to purchase Investor Class shares may differ depending on that institution's policies.

EXCHANGE POLICY. You may exchange your shares in any of the Funds for shares of the same class in another INVESCO Fund or into certain classes of another AIM Fund, as described in the table below, on the basis of their respective NAVs at the time of the exchange.

------------------------------------------------------------------------------------------------------------------------
  SHAREHOLDERS INVESTED IN THE FOLLOWING CLASSES OF THE     WILL BE OFFERED THE ABILITY TO EXCHANGE INTO THE FOLLOWING
                     INVESCO FUNDS:                                          CLASSES OF THE AIM FUNDS:
------------------------------------------------------------------------------------------------------------------------
o    Investor Class Shares of all INVESCO Funds           o     Investor Class Shares of all AIM Funds

o    Class A Shares(1) of all INVESCO Funds               o     Class A Shares of Category I and II Funds and AIM
                                                                Tax-Exempt Cash Fund

                                                          o     Class A3 Shares of all AIM Funds

                                                          o     AIM Cash Reserve Shares of AIM Money Market Fund
------------------------------------------------------------------------------------------------------------------------
o    Class B Shares of all INVESCO Funds                  o     Class B Shares of all AIM Funds, with the exception
                                                                of AIM Floating Rate Fund
------------------------------------------------------------------------------------------------------------------------
o    Class C Shares of all INVESCO Funds                  o     Class C Shares of all AIM Funds, with the exception
                                                                of AIM Floating Rate Fund
------------------------------------------------------------------------------------------------------------------------
o    Institutional Class Shares of all INVESCO Funds      o     Institutional Class Shares of all AIM Retail Funds
------------------------------------------------------------------------------------------------------------------------
o    Class K Shares of all INVESCO Funds                  o     Exchanges not permitted
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------

  SHAREHOLDERS INVESTED IN THE FOLLOWING CLASSES OF THE       WILL BE OFFERED THE ABILITY TO EXCHANGE INTO THE FOLLOWING
                       AIM FUNDS:                                            CLASSES OF THE INVESCO FUNDS:
------------------------------------------------------------------------------------------------------------------------
o    Investor Class Shares of all AIM Funds               o     Investor Class Shares of all INVESCO Funds

o    Class A Shares(1) of all AIM Funds, with the         o     Class A Shares of all INVESCO Funds(2)
     exception of Class A Shares of Category III
     Funds purchased at net asset value

o    Class A3 Shares of the AIM Funds

o    AIM Cash Reserve Shares of AIM Money Market Fund
------------------------------------------------------------------------------------------------------------------------
o    Class B Shares of all AIM Funds                      o     Class B Shares of all INVESCO Funds
------------------------------------------------------------------------------------------------------------------------
o    Class C Shares of all AIM Funds                      o     Class C Shares of all INVESCO Funds
------------------------------------------------------------------------------------------------------------------------


                                                       18


------------------------------------------------------------------------------------------------------------------------
  SHAREHOLDERS INVESTED IN THE FOLLOWING CLASSES OF THE       WILL BE OFFERED THE ABILITY TO EXCHANGE INTO THE FOLLOWING
                       AIM FUNDS:                                            CLASSES OF THE INVESCO FUNDS:
------------------------------------------------------------------------------------------------------------------------
o    Institutional Class Shares of all AIM Retail         o     Institutional Class Shares of all INVESCO Funds
     Funds
------------------------------------------------------------------------------------------------------------------------
o    Class R Shares of all AIM Funds                      o     Exchanges not permitted
------------------------------------------------------------------------------------------------------------------------

(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.

(2) You may be required to pay an initial sales charge equal to the difference between the sales charge of the Fund being acquired and the sales charge paid on the Fund being exchanged when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.


FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

You will not pay a sales charge when exchanging Class B shares for other Class B shares, Class C shares for other Class C shares, or Class K shares for other Class K shares. If you make an exchange involving Class B, Class C, or Class K shares, the amount of time you held the original shares will be added to the holding period of the Class B, Class C, or Class K shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent redemption.

We have the following policies governing exchanges:


o Both AIM or INVESCO Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).

o Currently, if you exceed 10 exchanges per calendar year, or a AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. Please see the subsection entitled "Tools Used to Combat Excessive Short-Term Trading Activity-Trading Guidelines" for more information.

o Effective on or about March 1, 2004, if you exceed four exchanges out of a AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money
   Fund) per calendar year, or a Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one Fund and into (purchase) another Fund.

o Under unusual market conditions, an AIM or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO Funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the AIM or INVESCO Fund into which you wish to exchange are temporarily stopped.

REDEMPTION FEES (S&P 500 INDEX FUND ONLY). Effective on or about November 24, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A, Investor Class, or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

    AIM Asia Pacific Growth Fund        AIM High Yield Fund
    AIM Developing Markets Fund         AIM International Emerging Growth Fund
    AIM European Growth Fund            AIM International Growth Fund

    AIM European Small Company Fund     AIM Trimark Fund
    AIM Global Aggressive Growth Fund   INVESCO International Blue Chip Value
    AIM Global Growth Fund               Fund (effective November 24, 2003, name
    AIM Global Trends Fund               will change to INVESCO International
    AIM Global Value Fund                Core Equity Fund)
                                        INVESCO S&P 500 Index Fund

The redemption fee will be paid to the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.


The 2% redemption fee will not be charged on transactions involving the following:


     o total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

     o total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

     o total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

     o total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;

     o total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or

     o  redemptions initiated by an AIM or INVESCO Fund.

The AIM Affiliate's goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class, or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM or INVESCO Funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM or INVESCO Funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.


CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial intermediary can help you decide among the various classes. Please contact your financial intermediary for several convenient ways to invest in a Fund. Class A, B, C, and K shares of the Funds are available primarily through financial intermediaries.

In addition, you should also consider the factors below:

--------------------------------------------------------------------------------------------------------------
                                    Investor
--------------------------------------------------------------------------------------------------------------
                                    Class         Class A        Class B       Class C        Class K
                                    -----         -------        -------       -------        -------
--------------------------------------------------------------------------------------------------------------
Initial Sales Charge                None          5.50%          None          None           None
--------------------------------------------------------------------------------------------------------------
CDSC(1)                             None          1% on certain  1%-5% for     1% for shares  0.70% on
                                                  purchases      shares held   held less than certain
                                                  held less      less than 6   12 months      purchases
                                                  than 18 months years                        held  less
                                                                                              than 12 months
--------------------------------------------------------------------------------------------------------------
12b-1 Fee                           0.25%         0.35%          1.00%             1.00%      0.45%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Redemption Fee                      1.00%(2)      N/A            N/A               N/A        N/A
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Conversion                          No            No             Yes3               No        No
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Purchase Order Maximum              None          None           $250,000          $1,000,000 None
--------------------------------------------------------------------------------------------------------------

(1) Please see the subsection entitled "Sales Charges" below and the section of the Funds' Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions" for more information regarding CDSC charges and dealer concessions.

(2) S&P 500 Index Fund only. Effective November 10, 2003, the redemption fee will be 2%.

(3) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.


Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

INTERNET TRANSACTIONS. Investors may exchange and redeem shares of any INVESCO Fund through AIM's Web site. In addition, certain Grandfathered Investor Class shareholders may open new accounts in Investor Class shares. To use this service, you will need a web browser (presently Netscape version 4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use AIM's Web site. AIS will accept Internet purchase instructions only for exchanges or if the purchase price is paid to AIS through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to AIS originated. Other minimum transaction amounts are discussed in this Prospectus. You may also download an application to open an account from the Web site, complete it by hand, and mail it to AIS, along with a check.


AIS employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to enter into a transaction on AIM's Web site, you will need an account number, your Social Security number, and an alphanumeric password. If AIS follows these procedures, neither AIS, its affiliates nor any fund will be liable for any loss, liability, cost, or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow AIS's security procedures. By entering into the user's agreement with AIS to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you.

SALES CHARGES (CLASS A, B, C, AND K ONLY)
Sales charges on Class A shares of the Funds are detailed below. As used below, the term "offering price" with respect to Class A shares includes the initial sales charge.

INITIAL SALES CHARGES. Class A shares of the Funds are subject to the following initial sales charges:


                                                      INVESTOR'S SALES CHARGE

AMOUNT OF INVESTMENT                                 AS A % OF       AS A % OF
IN A SINGLE TRANSACTION                             OFFERING PRICE   INVESTMENT

Less than                             $25,000       5.50%            5.82%
$25,000             but less than     $50,000       5.25%            5.54%
$50,000             but less than     $100,000      4.75%            4.99%
$100,000            but less than     $250,000      3.75%            3.90%
$250,000            but less than     $500,000      3.00%            3.09%
$500,000            but less than     $1,000,000    2.00%            2.04%
$1,000,000          or more                         NAV              NAV

CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A AND CLASS K SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than eighteen months, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares. For qualified plans investing in Class A shares, you may pay a CDSC of 1% if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% if the plan is redeemed within twelve months from initial deposit in the plan's ADI account.


CDSC FOR CLASS B AND CLASS C SHARES. You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages. If your holding period is less than six years for Class B shares and twelve months for Class C shares, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares.

YEAR SINCE
PURCHASE MADE                             CLASS B                  CLASS C


First                                     5%                       1%
Second                                    4%                       None
Third                                     3%                       None
Fourth                                    3%                       None
Fifth                                     2%                       None
Sixth                                     1%                       None
Seventh and following                     None(1)                  None

(1) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

     REDUCED SALES CHARGES. YOU MAY BE ELIGIBLE TO BUY CLASS A SHARES AT REDUCED INITIAL SALES CHARGE RATES UNDER RIGHT OF ACCUMULATION OR LETTER of Intent under certain circumstances.

        RIGHTS OF ACCUMULATION. You may combine your new purchases of Class A shares of an AIM Fund or an INVESCO Fund with AIM Fund and/or INVESCO Fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

        Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation described above.

        LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

     INITIAL SALES CHARGE/CDSC EXCEPTIONS You will not pay initial sales charges:

     o  on shares purchased by reinvesting dividends and distributions;
     o when exchanging shares of the same class among certain INVESCO Funds and certain classes of AIM Funds;
     o  when using the reinstatement privilege;
     o when a merger, consolidation, or acquisition of assets of an INVESCO Fund occurs; and
     o  upon automatic conversion of Class B to Class A.

     You will not pay a CDSC:
     o  if you purchase less than $1,000,000 of Class A shares;
     o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
     o  if you redeem Class B shares you held for more than six years;
     o  if you redeem Class C shares you held for more than twelve months;
     o if you participate in the periodic withdrawal program and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal;
     o if you redeem shares acquired through reinvestment of dividends and distributions;
     o if you are a participant in a qualified retirement plan and redeem Class C shares or Class K shares in order to fund a distribution;
     o if you are a qualified plan investing in Class A or Class K shares and elect to forego any dealer concession;
     o  on increases in the net asset value of your shares;
     o  to pay account fees;
     o for IRA distributions due to death or disability or periodic distributions based on life expectancy;
     o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or
     o for redemptions following the death of a shareholder or beneficial owner.


There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Funds' Statement of Additional Information for further details.

DISTRIBUTION EXPENSES. We have adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for each class of shares of the Funds. The 12b-1 fees paid by each Fund's classes of shares are used to pay distribution and service fees to ADI for the sale and distribution of the Funds' shares and to pay for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because each Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

Under each Plan, payments are limited to an amount computed at each class's applicable 12b-1 fee. If distribution expenses for a class exceed these computed amounts, ADI pays the difference. Conversely, if distribution fees are less than computed amounts, ADI retains the difference.


YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through ADI.

SHAREHOLDER ACCOUNTS. AIS maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.


AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO Funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges and sales. If you choose certain recurring transaction plans (for instance, Systematic Purchase Plan), your transactions are confirmed on your quarterly Investment Summaries.


TELEPHONE TRANSACTIONS. You and your financial intermediary or plan or program sponsor may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEB SITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Funds, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for information on how to sell shares of a Fund. You may be charged a commission or transaction fee by your financial intermediary, or plan or program sponsor for sales of Fund shares. Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption, depending on how long you have held your shares. If you buy $1,000,000 or more Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund or certain classes of another AIM Fund as set forth under the section entitled "Exchange Policy." For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.


If you own shares in more than one Fund, please specify the Fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.


While AIS attempts to process telephone redemptions promptly, there may be times--particularly in periods of severe economic or market disruption--when you may experience delays in redeeming shares by telephone.


AIS usually forwards the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances--for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO Fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

If you participate in Systematic Purchase Plan, the Funds' automatic monthly investment program, and sell all of the shares in your account, we will not make any additional Systematic Purchase Plan purchases unless you give us other instructions.

Because of the Funds' expense structures, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $500 ($250 for Investor Class) as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $500 ($250 for Investor Class) or more.

REDEMPTION FEES (S&P 500 INDEX FUND ONLY). Effective on or about November 24, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund            AIM High Yield Fund
AIM Developing Markets Fund             AIM International Emerging Growth Fund
AIM European Growth Fund                AIM International Growth Fund
AIM European Small Company Fund         AIM Trimark Fund
AIM Global Aggressive Growth Fund       INVESCO International Blue Chip Value
AIM Global Growth Fund                   Fund (effective November 24, 2003, name
AIM Global Trends Fund                   will change to INVESCO International
AIM Global Value Fund                    Core Equity Fund)
                                        INVESCO S&P 500 Index Fund

The redemption fee will be paid to the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.


The 2% redemption fee will not be charged on transactions involving the following:


     o total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

     o total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

     o total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

     o total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;

     o total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or

     o  redemptions initiated by an AIM or INVESCO Fund.

The AIM Affiliates' goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM or INVESCO Funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM or INVESCO Funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B ONLY). You may, within 120 days after you sell Class A or Class B shares, reinvest all or part of your redemption proceeds in Class A shares of a Fund at net asset value in an identically registered account. You will not pay any sales charges on the amount reinvested. You must notify AIS in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per calendar year.


The following chart shows several ways to sell your shares of the Funds if you invest directly through ADI.


METHOD                                   REDEMPTION MINIMUM                      PLEASE REMEMBER
---------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                             Any amount.                             You must provide an IRA redemption form
Call us toll-free at: 1-800-959-4246.                                            to AIS prior to making an IRA redemption
                                                                                 by telephone. AIS's telephone redemption
                                                                                 privileges may be modified or terminated in
                                                                                 the future at AIS's discretion. The maximum
                                                                                 amount which may be redeemed by telephone
                                                                                 is generally $250,000.

---------------------------------------------------------------------------------------------------------------------------


                                                             25

---------------------------------------------------------------------------------------------------------------------------
IN WRITING                               Any amount.                             The redemption request must be signed by
Mail your request to:                                                            all registered account owners. Payment
AIM Investment Services, Inc.                                                    will be mailed to your address as it
P.O. Box 4739                                                                    appears on AIS's records, or to a bank
Houston, TX 77210-4739.                                                          designated by you in writing.
You may also send your request by
overnight courier to:
AIM Investment Services, Inc.
11 Greenway Plaza, Suite 100
Houston, TX  77046
---------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE WITH ACH                    Any amount.                             You must provide your bank account
Call 1-800-959-4246 to request your                                              information or IRA redemption form to
redemption.                                                                      AIS prior to using this option. AIS will
                                                                                 automatically pay the proceeds into your
                                                                                 designated bank account.
---------------------------------------------------------------------------------------------------------------------------
BY INTERNET                              Any amount. IRA redemptions are not     Place your redemption request at
Go to AIM's Web site at                  permitted via the internet.             www.aiminvestments.com. You will be
aiminvestments.com.                                                              allowed to redeem by internet if (1) you
                                                                                 do not hold physical share certificates;
                                                                                 (2) you can provide proper identification
                                                                                 information; (3) the proceeds of the
                                                                                 redemption do not exceed $250,000; and (4)
                                                                                 you have already provided proper bank
                                                                                 information. AIM prototype retirement
                                                                                 accounts may not be redeemed on the
                                                                                 internet. The transfer agent must confirm
                                                                                 your transaction during the hours of the
                                                                                 customary trading session of the NYSE in
                                                                                 order to effect the redemption at that
                                                                                 day's closing price. You will need a Web
                                                                                 browser to use this service. Internet
                                                                                 transactions are limited to a maximum of
                                                                                 $250,000. AIS will automatically pay the
                                                                                 proceeds into your designated bank account.

---------------------------------------------------------------------------------------------------------------------------
BY AIM 24-HOUR AUTOMATED INVESTOR LINE   $50.                                    Be sure to write down the confirmation
WITH ACH                                                                         number provided to you. You must provide
Automated transactions by telephone are                                          your bank account information to AIS
available for redemptions and exchanges                                          prior to using this option.
24 hours a day. Simply call
1-800-246-5463.
---------------------------------------------------------------------------------------------------------------------------
SYSTEMATIC REDEMPTION PLAN               $100 per payment on a monthly or        You must have at least $10,000 total
You may call us to request the           quarterly basis. The redemption check   invested with the INVESCO Funds with at
appropriate form and more information at may be made payable to any party you    least $5,000 of that total invested in
1-800-959-4246.                          designate.                              the fund from which withdrawals will be
                                                                                 made.
---------------------------------------------------------------------------------------------------------------------------


                                                             26


---------------------------------------------------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY                   Any amount.                             All registered account owners must sign
Mail your request to:                                                            the request, with signature guarantees
AIM Investment Services, Inc.                                                    from an eligible guarantor financial
P.O. Box 4739                                                                    institution, such as a commercial bank
Houston, TX  77210-4739                                                          or a recognized national or regional
                                                                                 securities firm.
---------------------------------------------------------------------------------------------------------------------------


[GRAPH ICON] TAXES

Everyone's tax status is unique. We manage the Funds in an effort to provide maximum total returns to all shareholders of the Funds. The Advisor generally focuses on pre-tax results and ordinarily does not manage a Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Funds.


TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Each Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of a Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of each Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that none of the Funds will pay any federal income or excise taxes. Instead, each Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by a Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of a Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other funds.

If you have not provided AIS with complete, correct tax information, the Funds are required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Funds, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON] DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Funds earn ordinary or investment income primarily from dividends and interest on their investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders annually, with respect to Dynamics and Small Company Growth Funds, and quarterly, with respect to the S&P 500 Index Fund. All Funds can make distributions at other times, if they choose to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).


Each Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals (20% for gains that a Fund recognized prior to May 6, 2003).

A Fund's daily NAV reflects all realized capital gains that have not yet been distributed to shareholders. As such, a Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of a Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares of a Fund at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss at the time of sale. Instead the loss will be deferred to a later date.

Dividends and capital gain distributions paid by each Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO or AIM Fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the various classes of each Fund for the past five years (or, if shorter, the period of the class's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Stock Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November 25, 2003, each series of AIM Stock Funds was a series portfolio of a Maryland corporation named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.). This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

                                                                                               PERIOD ENDED
                                                            YEAR ENDED JULY 31                    JULY 31   YEAR ENDED APRIL 30
--------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND--INVESTOR CLASS                        2003       2002         2001       2000      1999(a)       1999
PER SHARE DATA

Net Asset Value--Beginning of Period               $10.81     $17.23       $27.86     $19.39     $18.15       $16.41
================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)

Net Investment Loss(c)                             (0.00)     (0.00)       (0.12)     (0.00)     (0.00)       (0.00)

Net Gains or (Losses) on Securities (Both
Realized and Unrealized)                            2.00      (6.40)      (10.43)      9.51       1.24         3.04
================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                    2.00      (6.40)      (10.55)      9.51       1.24         3.04
================================================================================================================================

LESS DIVIDENDS AND DISTRIBUTIONS                    0.00       0.02         0.08       1.04       0.00         1.30
================================================================================================================================
Net Asset Value--End of Period                     $12.81     $10.81       $17.23     $27.86     $19.39        18.15
================================================================================================================================
                                                   18.50%    (37.17%)     (37.94%)    50.34%    6.83%(d)      20.83%
TOTAL RETURN

RATIOS

Net Assets - End of Period ($000 Omitted)        $3,863,821 $3,688,213  $6,562,467  $7,865,489 $2,471,482  $2,044,321

Ratio of Expenses to Average Net Assets(e)(f)       1.21%      1.21%       1.00%       0.89%    1.03%(g)       1.05%

Ratio of Net Investment Loss to Average Net
Assets(f)                                          (0.78%)    (0.86%)     (0.49%)     (0.34%)  (0.32%)(g)     (0.41%)

Portfolio Turnover Rate                              91%        81%         55%         75%      23%(d)        129%


(a) From May 1, 1999 to July 31, 1999.
(b) The per share information was computed based on average shares for the year ended July 31, 2001.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2003, 2002 and 2000, the period ended July 31, 1999 and the year ended April 30, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the class were voluntarily absorbed by INVESCO for the years ended July 31, 2003 and 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.46% and 1.23%, respectively, and ratio of net investment loss to average net assets would have been (1.03%) and (0.88%), respectively.
(g) Annualized




FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                         Class A                       Class B

                                                               YEAR ENDED     PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                                 JULY 31        JULY 31         JULY 31        JULY 31
---------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND--CLASS A & CLASS B                                  2003           2002(a)         2003           2002(a)

PER SHARE DATA
Net Asset Value--Beginning of Period                             $10.82         $15.30          $10.78         $15.30
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)

Net Investment Loss                                              (0.09)         (0.03)          (0.08)         (0.06)

Net Gains or (Losses) on Securities (Both Realized and
Unrealized)                                                       2.11          (4.45)          1.99           (4.46)
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                  2.02          (4.48)          1.91           (4.52)
===========================================================================================================================
Net Asset Value--End of Period                                   $12.84         $10.82         $12.69          $10.78
===========================================================================================================================

                                                                 18.56%       (29.22%)(d)      17.72%        (29.54%)(d)
TOTAL RETURN(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                         $6,108          $2,006         $1,409          $390

Ratio of Expenses to Average Net Assets(e)(f)                     1.24%         1.11%(g)         1.96%        2.09%(g)

Ratio of Net Investment Loss to Average Net Assets(f)           (0.81%)       (0.76%)(g)       (1.53%)       (1.71%)(g)

Portfolio Turnover Rate                                           91%           81%(h)           91%           81%(h)

(a) From April 1, 2002, inception of class, to July 31, 2002.
(b) The per share information for each class was computed based on average shares for the period ended July 31, 2002.
(c) The applicable sales charge for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the class, less expenses absorbed by the Advisor, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of Class B were voluntarily absorbed by INVESCO for the year ended July 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 2.52% and ratio of net investment loss to average net assets would have been (2.09%).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                       PERIOD
                                                                                                                       ENDED
                                                                           YEAR ENDED JULY 31                         JULY 31
---------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND--CLASS C                                     2003                 2002                    2001           2000(a)

PER SHARE DATA
Net Asset Value--Beginning of Period                       $10.60              $17.04                $27.78           $28.25
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)                        (0.18)             (0.25)                (0.06)            (0.00)

Net Investment Loss(c)

Net Gains or (Losses) on Securities (Both Realized
and Unrealized)                                              2.02              (6.17)               (10.60)           (0.47)
=================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             1.84              (6.42)               (10.66)           (0.47)
=================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                             0.00                0.02                  0.08             0.00
=================================================================================================================================
Net Asset Value--End of Period                             $12.44              $10.60                $17.04           $27.78
=================================================================================================================================
                                                           17.47%            (37.76%)              (38.45%)         (1.66%)(e)
TOTAL RETURN(d)

RATIOS
Net Assets--End of Period  ($000 Omitted)                  $13,537           $13,440               $28,887           $4,779

Ratio of Expenses to Average Net Assets(f)(g)                1.96%            1.96%                 1.86%             1.71%(h)

Ratio of Net Investment Loss to  Average Net Assets (g)     (1.54%)          (1.59%)               (1.34%)           (1.20%)(h)

Portfolio Turnover Rate                                        91%              81%                   55%               75%(i)

(a) From February 15, 2000, inception of class, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the class were voluntarily absorbed by INVESCO for the years ended July 31, 2003 and 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.05% and
2.16%, respectively, and ratio of net investment loss to average net assets would have been (2.63%) and (1.79%), respectively.
(h) Annualized
(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                        YEAR ENDED        PERIOD ENDED
                                                                                          JULY 31            JULY 31
------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND--CLASS K                                                              2003          2002        2001(A)

PER SHARE DATA
Net Asset Value--Beginning of Period                                               $10.76       $17.19       $22.50
========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)                                               (0.02)       (0.15)       (0.03)

Net Investment Loss

Net Gains or (Losses) on Securities (Both Realized and Unrealized)                  2.00        (6.26)       (5.28)
========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                    1.98        (6.41)       (5.31)
========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                    0.00         0.02         0.00
========================================================================================================================
Net Asset Value--End of Period                                                     $12.74       $10.76       $17.19
========================================================================================================================

TOTAL RETURN                                                                       18.40%      (37.32%)    (23.60%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                           $45,258      $44,745        $6

Ratio of Expenses to Average Net Assets(d)(e)                                       1.41%        1.36%      1.48%(f)

Ratio of Net Investment Loss to Average Net Assets(e)                              (0.98%)      (1.05%)    (1.03%)(f)

Portfolio Turnover Rate                                                              91%          81%        55%(g)


(a) From December 1, 2000, inception of class, to July 31, 2001.
(b) The per share information was computed based on average shares for the year ended July 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the class were voluntarily absorbed by INVESCO for the year ended July 31, 2003 and the period ended July
31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.61% and
3.06% (annualized), respectively and ratio of net investment loss to average net assets would have been (1.18%) and (2.61%)
(annualized), respectively.
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            PERIOD
                                                                                            ENDED      YEAR ENDED MAY
                                                                YEAR ENDED JULY 31          JULY 31          31
----------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND--INVESTOR
CLASS                                                     2003       2002       2001       2000      1999(a)   1999

PER SHARE DATA
Net Asset Value--Beginning of Period                      $8.41     $12.76     $18.50     $13.61     $12.08   $11.90
=============================================================================================================================--
INCOME FROM INVESTMENT OPERATIONS(b)

Net Investment Loss(c)                                   (0.00)     (0.01)     (0.04)     (0.00)     (0.00)   (0.00)

Net Gains or (Losses) on Securities (Both Realized and
Unrealized)                                               1.58      (4.34)     (4.77)      6.88       1.53     1.35
=============================================================================================================================--
TOTAL FROM INVESTMENT OPERATIONS                          1.58      (4.35)     (4.81)      6.88       1.53     1.35
=============================================================================================================================--
LESS DIVIDENDS AND DISTRIBUTIONS                          0.00       0.00       0.93       1.99       0.00     1.17
=============================================================================================================================--
Net Asset Value--End of Period                            $9.99     $8.41      $12.76     $18.50     $13.61   $12.08
===============================================================================================================================

TOTAL RETURN                                             18.79%   (34.09%)    (26.53%)    53.55%    12.67%(d)  12.91%

RATIOS

Net Assets--End of Period ($000 Omitted)                $890,227  $800,520  $1,395,113  $1,440,445  $452,861  $318,109

Ratio of Expenses to Average Net Assets(e)(f)             1.50%     1.45%     1.29%       1.20%     1.50%(g)    1.51%

Ratio of Net Investment Loss to Average Net Assets(f)    (0.94%)   (1.01%)   (0.28%)     (0.34%)   (0.69%)(g)  (0.58%)

Portfolio Turnover Rate                                    119%       99%      112%        186%       41%(d)     203%

(a) From June 1, 1999 to July 31, 1999.
(b) The per share information was computed based on average shares for the year ended July 31, 2001.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2003 and 2000, the period ended July 31, 1999 and the year ended May 31, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the class were voluntarily absorbed by INVESCO for the year ended July 31, 2003 and 2000, the period ended July 31, 1999, and the year ended May 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.67%, 1.21%, 1.62% (annualized) and 1.59%, respectively, and ratio of net investment loss to average net assets would have been (1.11%), (0.35%), (0.81%) (annualized) and (0.66%), respectively.
(g) Annualized

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS A                        CLASS B

                                                               YEAR ENDED     PERIOD ENDED     YEAR ENDED   PERIOD ENDED
                                                                 JULY 31         JULY 31        JULY 31        JULY 31
---------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND--CLASS A & CLASS B                       2003           2002(a)          2003         2002(a)

PER SHARE DATA
Net Asset Value--Beginning of Period                              $8.41           $11.25          $8.41         $11.25
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)

Net Investment Loss                                              (0.01)           (0.02)          (0.07)        (0.04)

Net Gains or (Losses) on Securities (Both Realized and
Unrealized)                                                       1.60            (2.82)           1.57         (2.80)
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                  1.59            (2.84)           1.50         (2.84)
===========================================================================================================================
Net Asset Value--End of Period                                   $10.00           $8.41           $9.91         $8.41
===========================================================================================================================

TOTAL RETURN(c)                                                  18.91%         (25.24%)(d)       17.84%       (25.24%)(d)

RATIOS

Net Assets--End of Period ($000 Omitted)                         $6,372          $2,607           $408            $67

Ratio of Expenses to Average Net Assets(e)(f)                     1.38%           1.24%(g)         2.25%         2.14%(g)

Ratio of Net Investment Loss to Average Net Assets(f)            (0.69%)         (0.74%)(g)       (1.61%)       (1.68%)(g)

Portfolio Turnover Rate                                           119%              99%(h)          119%           99%(h)


(a) From April 1, 2002, inception of class, to July 31, 2002.
(b) The per share information for each class was computed based on average shares for the period ended July 31, 2002.
(c) The applicable sales charge for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of Class B were voluntarily absorbed by INVESCO for the year ended July 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 4.00% and ratio of net investment loss to average net assets would have been (3.36%).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                               PERIOD ENDED
                                                                                 YEAR ENDED JULY 31              JULY 31
-----------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND--CLASS C                                      2003         2002          2001          2000(a)

PER SHARE DATA
Net Asset Value--Beginning of Period                                   $8.09       $12.54         $18.37          $20.68
=============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)                                   (0.18)       (0.18)         (0.12)          (0.00)

Net Investment Loss(c)

Net Gains or (Losses) on Securities (Both Realized and Unrealized)      1.58       (4.27)         (4.78)          (2.31)
=============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        1.40       (4.45)         (4.90)          (2.31)
=============================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                        0.00         0.00           0.93            0.00
=============================================================================================================================
Net Asset Value--End of Period                                         $9.49        $8.09         $12.54          $18.37
=============================================================================================================================

TOTAL RETURN(d)                                                        17.45%     (35.57%)       (27.24%)        (11.17%)(e)

RATIOS
Net Assets--End of Period  ($000 Omitted)                              $1,673      $1,087         $2,034          $1,926

Ratio of Expenses to Average Net Assets(f)(g)                           2.25%       2.25%          2.13%           1.83%(h)

Ratio of Net Investment Loss to  Average Net Assets(g)                 (1.73%)     (1.81%)        (1.12%)         (0.91%)(h)

Portfolio Turnover Rate                                                  119%         99%           112%            186%(i)


(a) From February 15, 2000, inception of class, to July 31, 2000.
(b) The per share information was computed based on average shares for the year ended July 31, 2002.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the class were voluntarily absorbed by INVESCO for the years ended July 31, 2003 and 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.55% and
2.70%, respectively, and ratio of net investment loss to average net assets would have been (3.03%) and (2.26%), respectively.
(h) Annualized
(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                           YEAR ENDED      PERIOD ENDED
                                                                            JULY 31           JULY 31
----------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND--CLASS K                                           2003             2002(a)

PER SHARE DATA
Net Asset Value--Beginning of Period                                       $8.43            $11.76
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)

Net Investment Loss                                                        (0.01)            (0.05)

Net Gains or (Losses) on Securities (Both Realized and Unrealized)          1.57             (3.28)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                            1.56             (3.33)
==========================================================================================================
Net Asset Value--End of Period                                             $9.99             $8.43
==========================================================================================================
                                                                           18.51%           (28.32%)(c)
TOTAL RETURN

RATIOS
Net Assets--End of Period ($000 Omitted)                                  $95,105             $66,451

Ratio of Expenses to Average Net Assets(d)(e)                               1.70%             1.17%(f)

Ratio of Net Investment Loss to Average Net Assets(e)                      (1.12%)           (0.80%)(f)

Portfolio Turnover Rate                                                      119%               99%(g)


(a) From December 17, 2001, inception of Class, to July 31, 2002.
(b) The per share information was computed based on average shares for the period ended July 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the class were voluntarily absorbed by INVESCO for the year ended July 31, 2003.
If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.12% and ratio of net investment loss to average net assets would have been (2.54%).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.


FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                 YEAR ENDED JULY 31
---------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--INVESTOR CLASS                             2003      2002      2001       2000       1999

PER SHARE DATA
Net Asset Value--Beginning of Period                           $9.59    $12.78    $15.36     $14.39     $12.14
==========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS

Net Investment Income                                            0.10     0.09      0.10       0.11       0.14

Net Gains or (Losses) on Securities (Both Realized and
Unrealized)                                                      0.82    (3.19)    (2.39)      1.09       2.29
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                 0.92    (3.10)    (2.29)      1.20       2.43
===========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                 0.10     0.09      0.29       0.23       0.18
===========================================================================================================================
Net Asset Value--End of Period                                 $10.41    $9.59    $12.78     $15.36     $14.39
===========================================================================================================================

TOTAL RETURN                                                    9.73%   (24.33%)  (15.07%)     8.34%     20.09%

RATIOS
Net Assets--End of Period ($000 Omitted)                     $195,668  $135,578  $116,309    $92,784   $64,613

Ratio of Expenses to Average Net Assets(a)(b)                   0.65%     0.65%     0.63%      0.63%     0.60%

Ratio of Net Investment Income to Average
  Net Assets (b)                                                1.15%     0.84%     0.75%      0.74%     1.06%

Portfolio Turnover Rate                                            1%        3%       43%        13%        2%


(a) Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(b) Various expenses of the class were voluntarily absorbed by INVESCO for the years ended July 31, 2003, 2002,
2001, 2000 and 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.05%, 1.01%, 0.99%, 0.95% and 0.99%, respectively, and ratio of net investment income to average net assets would have been 0.75%, 0.48%, 0.39%, 0.43% and 0.67%, respectively.

NOVEMBER 25, 2003



AIM STOCK FUNDS
INVESCO DYNAMICS FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO SMALL COMPANY GROWTH FUND--INVESTOR CLASS, CLASS A, B, C, AND K INVESCO S&P 500 INDEX Fund--Investor Class



You may obtain additional information about the Funds from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds' actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as the effect of market and general economic trends and a Fund's investment strategy on each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November 25, 2003 is a supplement to this Prospectus and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus, annual report, and semiannual report of the Funds may be accessed through the AIM Web site at aiminvestments.com. In addition, the Prospectuses, SAI, annual report, and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectuses, SAI, annual report, or semiannual report, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas, 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Funds are 811-1474 and 002-26125.



811-1474

PROSPECTUS | NOVEMBER 25, 2003
AIM STOCK FUNDS

INVESCO DYNAMICS FUND INSTITUTIONAL CLASS

A NO-LOAD CLASS OF SHARES OF A MUTUAL FUND DESIGNED FOR INVESTORS SEEKING LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Investment Goals, Strategies, And Risks.......2
Fund Performance..............................3
Fees And Expenses.............................4
Investment Risks..............................5
Principal Risks Associated With The Fund......5
Temporary Defensive Positions.................6
Fund Management...............................6
Portfolio Manager.............................7
Potential Rewards.............................7
Share Price...................................7
Tools Used to Combat Excessive Short-Term
   Trading Activity...........................8
How To Buy Shares............................10
Your Account Services........................13
How To Sell Shares...........................13
Taxes........................................15
Dividends And Capital Gain Distributions.....15
Financial Highlights.........................16

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

A I M Advisors, Inc. ("AIM") is the investment advisor for the Fund, and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") is the sub-advisor for the Fund. On November 25, 2003, a series portfolio of AIM Stock Funds, Inc., a Maryland corporation (the "Company"), was redomesticated as the Fund, which is a series portfolio of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for each series portfolio of the Company. INVESCO Institutional is an affiliate of INVESCO. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

This Prospectus contains important information about the Fund's Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about other classes of shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]    INVESTMENT GOALS & STRATEGIES
[ARROWS ICON] POTENTIAL INVESTMENT RISKS
[GRAPH ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------

[KEY ICON] [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT THE FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Fund seeks long-term capital growth. It is actively managed. The Fund invests primarily in equity securities and equity-related instruments that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

The Fund normally invests at least 65% of its net assets in common stocks of mid-sized companies. We define mid-sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At October 31, 2002, the smallest company in the Index had a market capitalization of $182.9 million and the largest company had a market capitalization of $12.5 billion. The Fund also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities, and bonds.

The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that the Advisor believes will lead to rapid sales or earnings growth.

The Fund is managed in the growth style. At the Advisor, growth investing starts with research from the "bottom up," and focuses on company fundamentals and growth prospects.

We seek securities for the Fund that meet the following standards:

o EXCEPTIONAL GROWTH: The markets and industries they represent are growing significantly faster than the economy as a whole.

o LEADERSHIP: They are leaders -- or emerging leaders -- in these markets, securing their positions through technology, marketing, distribution or some other innovative means.

o FINANCIAL VALIDATION: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities, and general market and monetary conditions. Consequently, the Fund's investments may be bought and sold relatively frequently.

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

In addition to sector risk, the Fund is subject to other principal risks such as market, liquidity, counterparty, foreign securities, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[KEY ICON]  FUND PERFORMANCE

The bar chart below shows the Fund's Institutional Class shares' actual yearly performance (commonly known as its "total return") for the year ended December 31, 2002. The table below shows pre-tax and after-tax average annual total returns for various periods ended December 31, 2002 for the Fund's Institutional Class shares compared to the S&P MidCap 400 Index and the Russell Midcap Growth Index.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar chart and table illustrates the variability of the Fund's Institutional Class shares' total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
                       DYNAMICS FUND--INSTITUTIONAL CLASS
                     ACTUAL ANNUAL TOTAL RETURN (1),(2),(3)
================================================================================
                               [GRAPHIC OMITTED]
                           2002                2001
                         (32.75%)            (32.65%)
--------------------------------------------------------------------------------
Best Calendar Qtr.     12/01    30.80%
Worst Calendar Qtr.     9/01   (34.91%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       AVERAGE ANNUAL TOTAL
                                                              RETURN
                                                          AS OF 12/31/02
--------------------------------------------------------------------------------
                                                       1 YEAR        SINCE
                                                                   INCEPTION
--------------------------------------------------------------------------------
Dynamics Fund - Institutional Class (1),(2)
  Return Before Taxes                               (32.75%)     (26.65%)(3)
  Return After Taxes on Distributions               (32.75%)     (26.68%)(3)
  Return After Taxes on Distributions and Sale
   of Fund Shares                                   (20.11%)     (20.11%)(3)
S&P MidCap 400 Index(4)
  (reflects no deduction for fees, expenses,
   or taxes)                                        (14.50%)      (2.78%)(3)
Russell Midcap Growth Index(4)
  (reflects no deduction for fees, expenses, or
   taxes)                                           (27.41%)      (23.27%)(3)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of the Institutional Class expenses.
(2) Return before taxes for Institutional Class shares of the Fund year-to-date as of the calendar quarter ended September 30, 2003 was 21.84%.
(3) Since inception of Institutional Class shares on May 23, 2000. Index comparison begins on May 31, 2000.
(4) The S&P MidCap 400 Index is an unmanaged index indicative of domestic mid-capitalization stocks. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that the indexes do not pay brokerage, management, or administrative expenses, all of which are paid by the Fund and are reflected in its annual returns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT
You pay no fees to purchase Institutional Class shares of the Fund, to exchange to another INVESCO or AIM fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

DYNAMICS FUND-INSTITUTIONAL CLASS
Management Fees                                             0.49%
Distribution and Service (12b-1) Fees                       None
Other Expenses(1),(2)                                       0.29%
                                                            -----
Total Annual Fund Operating Expenses(1),(2)                 0.78%
                                                            =====

(1) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement.
(2) The Advisor is entitled to reimbursement from the class, if applicable, for fees and expenses voluntarily absorbed pursuant to a voluntary expense limitation commitment between the Advisor and the Fund if such reimbursement does not cause the class to exceed the expense limitation and the reimbursement is made within three years after the Advisor incurred the expense. The voluntary expense limitation may be changed at any time following consultation with the board of trustees.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year and that the Fund's Institutional Class shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Institutional Class shares may be higher or lower, based on these assumptions your costs would be:

1 YEAR         3 YEARS        5 YEARS      10 YEARS
  $80            $249           $433         $966


[ARROWS ICON]  INVESTMENT RISKS

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON] PRINCIPAL RISKS ASSOCIATED WITH THE FUND

You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK
Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large businesses are less volatile than those of mid-size businesses or small businesses.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FOREIGN SECURITIES RISKS
Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LACK OF TIMELY INFORMATION RISK
Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

             -------------------------------------------------------

Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                                   RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRs)
These are securities issued by U.S.          Market, Information, Political,
banks that represent shares of foreign       Regulatory, Diplomatic, Liquidity
corporations held by those banks.            and Currency Risks
Although traded in U.S. securities
markets and valued in U.S. dollars, ADRs
carry most of the risks of investing
directly in foreign securities.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller of a       Counterparty Risk
security agrees to buy it back at an
agreed-upon price and time in the
future.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

FUND MANAGEMENT

AIM, INVESCO, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $345.2 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESTMENT ADVISOR

AIM is the investment advisor for the Fund, and INVESCO Institutional is the sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at One Midtown Plaza, 1360 Peachtree Street., N.E., Suite 100, Atlanta, Georgia 30309. As sub-advisor, INVESCO Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.

ADI is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO, AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for the series portfolio of the Company. The following table shows the fee the Fund paid to INVESCO for its advisory services in the fiscal year ended July 31, 2003.

--------------------------------------------------------------------------------
                                  ADVISORY FEE AS A PERCENTAGE OF AVERAGE ANNUAL
                                           ASSETS UNDER MANAGEMENT
        FUND
--------------------------------------------------------------------------------
        Dynamics Fund                               0.49%


PORTFOLIO MANAGER

The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

MICHELLE FENTON is a Portfolio Manager of INVESCO Dynamics Fund and INVESCO Mid-Cap Growth Fund. Michele is also a Portfolio Manager for the INVESCO Technology Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Before joining the investment division of INVESCO in 1998., Michelle worked at Berger Funds as an equity analyst. Prior to that, she was a research analyst at Smith Barney. Michelle received her bachelor's degree in finance from Montana State University.

TIMOTHY J. MILLER, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of the Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a CFA charterholder. Tim holds an M.B.A. from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University.

POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. The Fund seeks to minimize risk by investing in many different companies in a variety of industries.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:

o    are willing to grow their capital over the long-term (at least five years).
o understand that shares of the Fund can, and likely will, have daily price fluctuations.
o are investing through tax-deferred retirement accounts, such as Traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:

o    primarily seeking current dividend income.
o unwilling to accept potentially significant changes in the price of Fund shares.
o    speculating on short-term fluctuations in the stock markets.

SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS
INCLUDING ACCRUED EXPENSES
-----------------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. The Advisor determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

The Fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Fund's Board of Trustees. The effect of using fair value pricing is that the Fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the Fund's assets may change on days when you will not be able to purchase or redeem Fund shares.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because the Institutional Class's expenses vary from other classes of the Fund, NAV is calculated separately for that class.

All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you. for that class. Your instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day's NAV. If the Advisor receives your instructions from you after that time, the instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and the Advisor would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the Fund provides its shareholders with daily liquidity, its investment program is designed to serve long-term investors. Excessive short-term trading activity in the Fund's shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt Fund's the long-term performance by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "AIM and INVESCO Funds"):

o    trade activity monitoring;
o    trading guidelines;
o    redemption fee on trades in certain AIM and INVESCO Funds; and
o    selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Trade Activity Monitoring
-------------------------

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Trading Guidelines
------------------

Currently, if a shareholder exceeds 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM and INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

Effective on or about March 1, 2004, if a shareholder exceeds four exchanges out of a Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Redemption Fee
--------------

Effective on or about November 24, 2003, certain shareholders may be charged a 2% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled "How to Buy Shares - Redemption Fee" for more information.

The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

Fair Value Pricing
------------------

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the AIM or INVESCO Fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the AIM or INVESCO Fund. Please see the section entitled "Share Price" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through ADI.

There is no charge to invest, exchange, or redeem shares when you make transactions directly through ADI. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares.

For all new accounts, please send a completed application form, and specify the Fund or Funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information. If you do not specify a Fund or Funds, your initial investment and any subsequent purchases will automatically go into the AIM Cash Reserve Shares of AIM Money Market Fund, a series of AIM Investment Securities Funds. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Fund's transfer agent, to exchange into the Fund you choose.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If the Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Please remember that if you pay by check or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

INSTITUTIONAL INVESTORS
   Minimum Initial Investment              $10,000,000
   Minimum Balance                         $5,000,000
   Minimum Subsequent Investment           $1,000,000

RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS
   Minimum Total Plan Assets               $100,000,000
   Minimum Initial Investment              $10,000,000
   Minimum Balance                         $5,000,000
   Minimum Subsequent Investment           $1,000,000

PURCHASE OPTIONS

The following chart shows several ways to invest in the Fund if you invest directly through ADI.

                       OPENING AN ACCOUNT              ADDING TO ACCOUNT
--------------------------------------------------------------------------------
THROUGH A FINANCIAL    Contact your financial          Same.
CONSULTANT             consultant. The financial
                       consultant should mail your     These shares are offered
                       completed account application   only to institutional
                       to the transfer agent,          investors and qualified
                       AIM Investment Services, Inc.   retirement plans. These
                       P.O. Box 4497                   shares are not available
                       Houston, TX 77210-4497          to retail investors. AIS
                                                       does not accept cash,
                       The financial consultant        credit cards, travelers'
                       should call the transfer agent  cheques, credit card
                       at 1-800-659-1005 to receive a  checks, instant loan
                       reference number. Then, use     checks, money orders, or
                       the following wire              third party checks unless
                       instructions:                   they are from another
                       Beneficiary Bank                financial institution
                       ABA/Routing #1: 113000609       related to a retirement
                       Beneficiary Account Number:     plan transfer.
                       00100366732
                       Beneficiary Account Name: AIM
                       Investment Services, Inc.
                       RFB: Fund Name, Reference #
                       OBI: Your Name, Account #
--------------------------------------------------------------------------------
BY TELEPHONE           Open your account as described  Call the transfer agent
                       above.                          at 1-800-659-1005 and
                                                       wire payment for your
                                                       purchase order in
                                                       accordance with the wire
                                                       instructions noted
                                                       above.

EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class in another INVESCO fund or another AIM fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:

o Both Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o Currently, if you exceed 10 exchanges per calendar year, or a Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. Please see the subsection entitled "Tools Used to Combat Excessive Short-Term Trading Activity-Trading Guidelines" for more information.

o Effective on or about March 1, 2004, if you exceed four exchanges out of a Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one Fund and into (purchase) another Fund.
o Under unusual market conditions, an AIM Fund or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or INVESCO Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or INVESCO Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

REDEMPTION FEE. Effective on or about November 24, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund         AIM High Yield Fund
AIM Developing Markets Fund          AIM International Emerging Growth Fund
AIM European Growth Fund             AIM International Growth Fund
AIM European Small Company Fund      AIM Trimark Fund
AIM Global Aggressive Growth Fund    INVESCO International Blue Chip Value Fund
AIM Global Growth Fund                (effective November 24, 2003, name will
AIM Global Trends Fund                 change to INVESCO International Core
AIM Global Value Fund                  Equity Fund)
                                     INVESCO S&P 500 Index Fund

The redemption fee will be paid to the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2% redemption fee will not be charged on transactions involving the following:

     o total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

     o total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

     o total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

     o total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;

     o total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or

     o    redemptions initiated by an AIM or INVESCO Fund.

The AIM Affiliates' goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor

Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM or INVESCO Funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM or INVESCO Funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities or government agencies) that do not pay commissions or distribution fees.

YOUR ACCOUNT SERVICES

AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

SHAREHOLDER ACCOUNTS. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out your new account Application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEBSITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times--particularly in periods of severe economic or market disruption-- when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your Fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

HOW TO REDEEM SHARES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. The following chart shows several ways to sell your Fund shares if you invest directly through the Advisor.

METHOD                                 REDEMPTION MINIMUM                       PLEASE REMEMBER
----------------------------------------------------------------------------------------------------------------------------------
THROUGH A FINANCIAL CONSULTANT         Contact your financial consultant.       Redemption proceeds will be sent in
                                                                                accordance with the wire instructions
                                                                                specified in the account application
                                                                                provided to the transfer agent.  The
                                                                                transfer agent must receive your
                                                                                financial intermediary's call before
                                                                                the close of the customary trading
                                                                                session on the New York Stock
                                                                                Exchange (NYSE) on days when the NYSE
                                                                                is open for business in order to
                                                                                effect the redemption at the day's
                                                                                closing price.
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                                                                    A person who has been authorized in
                                                                                the account application to effect
                                                                                transactions may make redemptions by
                                                                                telephone.  You must call the
                                                                                transfer agent before the close of
                                                                                the customary trading session on the
                                                                                NYSE on days when the NYSE is open
                                                                                for business in order to effect the
                                                                                redemption at the day's closing price.
------------------------------------------------------------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY                 Any  amount.                             All registered account owners must
Mail your request to:                                                           sign the request, with signature
AIM Investment Services, Inc.                                                   guarantees from an eligible guarantor
P.O. Box 4739                                                                   financial institution, such as a
Houston, TX  77210-4739                                                         commercial bank or a recognized
                                                                                national or regional securities firm.

[GRAPH ICON]  TAXES

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Everyone's tax status is unique. We manage the Fund in an effort to provide maximum total returns to all shareholders of the Fund. The Advisor generally focuses on pre-tax results and ordinarily does not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other INVESCO funds.

If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS.)

The Fund earns ordinary or investment income primarily from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually or at such other times as the Fund may elect.

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals (20% for gains that the Fund recognized prior to May 6, 2003).

The Fund's daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore the Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss at the time of sale. Instead, the loss will be deferred to a later date.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in the same share class of another INVESCO or AIM Fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of Institutional Class shares of the Fund for the period of the Fund's Institutional Class operations. Certain information reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in the Institutional Class shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Stock Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November 25, 2003, each series of AIM Stock Funds was a series portfolio of a Maryland corporation named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.). This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

                                                                                                               PERIOD ENDED
                                                                            YEAR ENDED JULY 31                   JULY 31
---------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND--                                                        2003          2002           2001           2000(a)
  INSTITUTIONAL CLASS

PER SHARE DATA

Net Asset Value -- Beginning of Period                           $     10.88  $      17.28    $     27.87    $     24.29
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)

Net Investment Loss                                                    (0.04)        (0.08)         (0.07)         (0.02)

Net Gains or (Losses) on Securities (Both Realized and Unrealized)      2.12         (6.30)        (10.44)          3.60
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                        2.08         (6.38)        (10.51)          3.58
------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                        0.00          0.02           0.08           0.00
==============================================================================================================================
Net Asset Value -- End of Period                                 $     12.96  $      10.88    $     17.28    $     27.87
==============================================================================================================================

TOTAL RETURN                                                           19.12%       (36.95%)       (37.78%)        14.74%(c)

RATIOS

Net Assets -- End of Period ($000 Omitted)                       $    30,788  $     25,133    $    11,622    $    22,989

Ratio of Expenses to Average Net Assets(d)                              0.78%         0.84%          0.77%          0.77%(e)

Ratio of Net Investment Loss to Average Net Assets                     (0.34%)       (0.53%)        (0.26%)        (0.22%)(e)

Portfolio Turnover Rate                                                   91%           81%            55%            75%(f)

(a)  From May 23, 2000, inception of Class, to July 31, 2000.
(b)  The per share information was computed based on average shares for the years ended July 31, 2003, 2002 and 2001 and the period ended July 31, 2000.
(c)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(d)  Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e)  Annualized
(f)  Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

NOVEMBER 25, 2003

AIM STOCK FUNDS
INVESCO Dynamics Fund -- Institutional Class

You may obtain additional information about the Fund from several sources.

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November 25, 2003 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The Prospectuses, SAI, annual report and semiannual report are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectuses, SAI, annual report or semiannual report, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-1474 and 002-26125.


811-1474

PROSPECTUS | NOVEMBER 25, 2003


AIM STOCK FUNDS

INVESCO S&P 500 INDEX FUND
INSTITUTIONAL CLASS

A NO-LOAD CLASS OF SHARES OF A MUTUAL FUND DESIGNED FOR INVESTORS SEEKING LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Investment Goals, Strategies, And Risks.......2
Fund Performance..............................3
Fees And Expenses.............................4
Investment Risks..............................5
Principal Risks Associated With The Fund......5
Temporary Defensive Positions.................6
Fund Management...............................6
Portfolio Managers............................7
Potential Rewards.............................7
Share Price...................................7
Tools Used to Combat Excessive
  Short-Term Trading Activity.................8
How To Buy Shares.............................9
Your Account Services........................13
How To Sell Shares...........................14
Taxes........................................15
Dividends And Capital Gain Distributions.....16
Financial Highlights.........................17

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

A I M Advisors, Inc. ("AIM") is the investment advisor for the Fund, and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") is the sub-advisor for the Fund. On November 25, 2003, a series portfolio of AIM Stock Funds, Inc., a Maryland Corporation (the "Company"), was redomesticated as the Fund, which is a series portfolio of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for each series portfolio of the Company. INVESCO Institutional is an affiliate of INVESCO. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

This Prospectus contains important information about the Fund's Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate prospectus. Each of the Fund's classes has varying expenses, with resulting effects on performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about other classes of shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[KEY ICON]    INVESTMENT GOALS & STRATEGIES
[ARROWS ICON] POTENTIAL INVESTMENT RISKS
[GRAPH ICON]  PAST PERFORMANCE

               ---------------------------------------------------

[KEY ICON] [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT THE FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR

The Fund seeks price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500" or "Index"). The Fund invests in the stocks that make up the Index in the same proportions.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. S&P's only relationship to the Advisor is the licensing of certain trademarks and trade names of S&P and the Index, which is determined, composed, and calculated by S&P without regard to the Advisor or the Fund.

The Fund is not actively managed; instead, the Fund seeks to track the performance of the S&P 500. Therefore, when the S&P 500 drops, the value of shares of the Fund drops accordingly. The Fund makes no effort to hedge against price movements in the S&P 500. Because the Fund will incur operating expenses and transaction costs, the Fund's performance will not track the performance of the S&P 500 exactly.

The Fund is subject to other principal risks such as market, liquidity and counterparty risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON]  FUND PERFORMANCE

The bar chart below shows the Fund's Institutional Class shares' actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. The table below shows pre-tax and after-tax average annual total returns for various periods ended December 31, 2002 for the Fund's Institutional Class shares compared to the S&P 500 Index.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar chart and table illustrates the variability of the Fund's Institutional Class shares' total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
               S&P 500 INDEX FUND--INSTITUTIONAL CLASS
               ACTUAL ANNUAL TOTAL RETURN (1),(2),(3)
================================================================================
                               [GRAPHIC OMITTED]
 2002             2001            2000            1999             1998
(22.77%)        (12.62%)        (9.81%)         20.48%           29.85%
--------------------------------------------------------------------------------
Best Calendar Qtr.      12/98   21.33%
Worst Calendar Qtr.      9/02  (17.42%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURN
                                                        AS OF 12/31/02
--------------------------------------------------------------------------------
                                                 1 YEAR     5 YEARS    SINCE
                                                                      INCEPTION
--------------------------------------------------------------------------------
S&P 500 Index Fund--Institutional Class(1),(2)

  Return Before Taxes                           (22.77%)    (0.97%)  (0.31%)(3)

  Return After Taxes on Distributions           (23.34%)    (1.65%)  (0.98%)(3)

  Return After Taxes on Distributions and Sale
  of Fund Shares                                (13.94%)    (0.97%)  (0.44%)(3)

S&P 500 Index(4)
  (reflects no deductions for fees, expenses,
   or taxes)                                    (22.09%)    (0.58%)  (0.58%)(3)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of the Institutional Class expenses.
(2) Return before taxes for Institutional Class shares of the Fund year-to-date as of the calendar quarter ended September 30, 2003 was 14.00%.
(3) Since inception of Institutional Class shares on December 23, 1997. Index comparison begins on December 31, 1997.
(4) The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. Please keep in mind that the index does not pay brokerage, management or administrative expenses, all of which are paid by the Fund and are reflected in its annual returns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

S&P 500 INDEX FUND -- INSTITUTIONAL CLASS

Redemption Fee (as a percentage of amount redeemed)            1.00%(1)
Exchange Fee                                                   1.00%(1)

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

S&P 500 INDEX FUND--INSTITUTIONAL CLASS

Management Fees                                                0.25%

Distribution and Service (12b-1) Fees                          None

Other Expenses(1),(2),(3)                                      1.93%
                                                               -----
Total Annual Fund Operating Expenses(1),(2),(3)                2.18%
                                                               =====

(1) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement.
(2) The Advisor is entitled to reimbursement from the class for fees and expenses absorbed pursuant to voluntary expense limitation commitments between the Advisor and the Fund if such reimbursement does not cause the class to exceed the expense limitation and the reimbursement is made within three years after the Advisor incurred the expense. The voluntary expense limitation may be changed at any time following consultation with the board of trustees.
(3) Certain expenses of S&P 500 Index Fund -- Institutional Class were absorbed voluntarily by INVESCO for the year ended July 31, 2003 pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, the S&P 500 Index Fund's Institutional Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.10% and 0.35%, respectively, of the Fund's average net assets attributable to Institutional Class shares.

EXPENSE EXAMPLE
The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year and that the Fund's Institutional Class shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Institutional Class shares may be higher or lower, based on these assumptions your costs would be:

1 YEAR          3 YEARS        5 YEARS      10 YEARS
 $221            $682           $1,169       $2,513

[ARROWS ICON] INVESTMENT RISKS

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUND
You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK
Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks included in the Fund's portfolio may decline in value more than the overall stock market.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

               ---------------------------------------------------

Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risk.

--------------------------------------------------------------------------------
INVESTMENT                                         RISK
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
A contract under which the seller of a             Counterparty Risk
security agrees to buy it back at an
agreed-upon price and time in the future.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

FUND MANAGEMENT

INVESCO, AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $345.2 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESTMENT ADVISOR
AIM is the investment advisor for the Fund, and INVESCO Institutional is the sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309. As sub-advisor, INVESCO Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.

ADI is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO, AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for each series portfolio of the Company. The following table shows the fee the Fund paid to INVESCO for its advisory services in the fiscal year ended July 31, 2003.

--------------------------------------------------------------------------------
                                        ADVISORY FEE AS A PERCENTAGE OF
                                        AVERAGE ANNUAL NET ASSETS UNDER
FUND                                              MANAGEMENT
--------------------------------------------------------------------------------
S&P 500 Index                                        0.25%

PORTFOLIO MANAGERS
The Fund is managed by a team of World portfolio managers who are collectively responsible for the investment decisions relating to the Fund.

POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index, but cannot guarantee that performance.

The Fund seeks to minimize risk by tracking general stock performance.

SUITABILITY FOR INVESTORS
Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
O    are willing to grow their capital over the long term (at least five years).
O understand that shares of the Fund can, and likely will, have daily price fluctuations.
O are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
O    primarily seeking current dividend income.
O    unwilling to accept potentially significant changes in the price of Fund shares.
O    speculating on short-term fluctuations in the stock markets.

SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS
INCLUDING ACCRUED EXPENSES
-----------------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. The Advisor determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time) except that securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by a Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S. and Good Friday.

The Fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Fund's Board of Trustees. The effect of using fair value pricing is that the Fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the Fund's assets may change on days when you will not be able to purchase or redeem Fund shares.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because the Institutional Class's expenses vary from other classes of the Fund, NAV is calculated separately for that class.

All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you. Your instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day's NAV. If the Advisor receives instructions from you after that time, your instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the Fund provides its shareholders with daily liquidity, its investment program is designed to serve long-term investors. Excessive short-term trading activity in the Fund's shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the Fund's long-term performance by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "AIM and INVESCO Funds"):

     o    trade activity monitoring;
     o    trading guidelines;
     o    redemption fee on trades in certain AIM and INVESCO Funds; and
     o    selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Trade Activity Monitoring
-------------------------

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Trading Guidelines
------------------

Currently, if a shareholder exceeds 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM and INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

Effective on or about March 1, 2004, if a shareholder exceeds four exchanges out of a Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Redemption Fee
--------------

Effective on or about November 24, 2003, certain shareholders may be charged a 2% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled "How to Buy Shares - Redemption Fee" for more information.

The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

Fair Value Pricing
------------------

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the AIM or INVESCO Fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the AIM or INVESCO Fund. Please see the section entitled "Share Price" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through ADI.

There is no charge to invest, exchange, or redeem shares when you make transactions directly through ADI. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares.

For all new accounts, please send a completed application form, and specify the Fund or Funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information. If you do not specify a Fund or Funds, your initial investment and any subsequent purchases will automatically go into the AIM Cash Reserve Shares of AIM Money Market Fund, a series of AIM Investment Securities Funds. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Fund's transfer agent, to exchange into the Fund you choose.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution or service fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If a Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Please remember that if you pay by check or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

INSTITUTIONAL INVESTORS:
   Minimum Initial Investment           $ 10,000,000
   Minimum Balance                      $  5,000,000
   Minimum Subsequent Investment        $  1,000,000

RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS:
   Minimum Total Plan Assets            $ 100,000,000
   Minimum Initial Investment           $  10,000,000
   Minimum Balance                      $   5,000,000
   Minimum Subsequent Investment        $   1,000,000

PURCHASE OPTIONS

The following chart shows several ways to invest in the Fund if you invest directly through ADI.

                       OPENING AN ACCOUNT               ADDING TO ACCOUNT
--------------------------------------------------------------------------------
THROUGH A FINANCIAL    Contact your financial           Same.
CONSULTANT             consultant. The financial
                       consultant should mail your      These shares are offered
                       completed account application to only to institutional
                       the transfer agent,              investors and qualified
                       AIM Investment Services, Inc.    retirement plans. These
                       P.O. Box 4497                    shares are not available
                       Houston, TX 77210-4497           to retail investors. AIS
                                                        does not accept cash,
                       The financial consultant should  credit cards, travelers'
                       call the transfer agent at       cheques, credit card
                       1-800-659-1005 to receive a      checks, instant loan
                       reference number. Then, use the  checks, money orders, or
                       following wire                   third party checks
                       instructions:                    unless they are from
                       Beneficiary Bank                 another financial
                       ABA/Routing #1: 113000609        institution related to a
                       Beneficiary Account Number:      retirement plan
                       00100366732                      transfer.
                       Beneficiary Account Name:  AIM
                       Investment Services, Inc.
                       RFB:  Fund Name, Reference #
                       OBI:  Your Name, Account #
--------------------------------------------------------------------------------
BY TELEPHONE           Open your account as described   Call the transfer agent
                       above.                           at 1-800-659-1005 and
                                                        wire payment for your
                                                        purchase order in
                                                        accordance with the wire
                                                        instructions noted
                                                        above.

EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class in another INVESCO fund or another AIM fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:

O Both AIM or INVESCO Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
O Currently, if you exceed 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.
O Effective on or about March 1, 2004, if you exceed four exchanges out of an AIM or INVESCO (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO and into (purchase) another AIM or INVESCO Fund.
O Please see the subsection entitled "Tools Used to Combat Excessive Short-Term Trading Activity-Trading Guidelines" for more information.
O Under unusual market conditions, an AIM or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or INVESCO Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or INVESCO Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

REDEMPTION FEE. Effective on or about November 24, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund       AIM High Yield Fund
AIM Developing Markets Fund        AIM International Emerging Growth Fund
AIM European Growth Fund           AIM International Growth Fund
AIM European Small Company Fund    AIM Trimark Fund
AIM Global Aggressive Growth Fund  INVESCO International Blue Chip Value Fund
AIM Global Growth Fund              (effective November 24, 2003, name will
AIM Global Trends Fund               change to INVESCO International Core Equity
                                     Fund)
AIM Global Value Fund              INVESCO S&P 500 Index Fund

The redemption fee will be paid to the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2% redemption fee will not be charged on transactions involving the following:

o total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;
o total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;
o total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;
o total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;

o total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or
o    redemptions initiated by an AIM or INVESCO Fund.

The AIM Affiliates' goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM or INVESCO Funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM or INVESCO Funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities, or government agencies) that do not pay commissions or distribution fees.

YOUR ACCOUNT SERVICES

AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

SHAREHOLDER ACCOUNTS. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out your new account Application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEB SITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

HOW TO SELL SHARES

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

If you own shares in more than one Fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your Fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

HOW TO REDEEM SHARES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. The following chart shows several ways to sell your Fund shares if you invest directly through the Advisor.

METHOD                               REDEMPTION MINIMUM               PLEASE REMEMBER
-------------------------------------------------------------------------------------------------------------------------------
THROUGH A FINANCIAL                  Contact your financial           Redemption proceeds will be sent in accordance with the
CONSULTANT                           consultant.                      wire instructions specified in the account application
                                                                      provided to the transfer agent. The transfer agent must
                                                                      receive your financial intermediary's call before the
                                                                      close of the customary trading session on the New York
                                                                      Stock Exchange (NYSE) on days when the NYSE is open for
                                                                      business in order to effect the redemption at the day's
                                                                      closing price.
-------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                                                          A person who has been authorized in the account
                                                                      application to effect transactions may make redemptions
                                                                      by telephone. You must call the transfer agent before the
                                                                      close of the customary trading session on the NYSE on
                                                                      days when the NYSE is open for business in order to
                                                                      effect the redemption at the day's closing price.
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY               Any  amount.                     All registered account owners must sign the request, with
Mail your request to:                                                 signature guarantees from an eligible guarantor financial
AIM Investment Services, Inc.                                         institution, such as a commercial bank or a recognized
P.O. Box 4739                                                         national or regional securities firm.
Houston, TX  77210-4739

[GRAPH ICON]  TAXES

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Everyone's tax status is unique. We manage the Fund in an effort to provide maximum total returns to all shareholders of the Fund. The Advisor generally focuses on pre-tax results and ordinarily does not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other funds.

If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS.)

The Fund earns ordinary or investment income primarily from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders quarterly or at such other times as the Fund may elect.

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals (20% for gains that a Fund recognized prior to May 6, 2003).

The Fund's daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss at the time of sale. Instead the loss will be deferred to a later date.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in the same share class of another INVESCO or AIM Fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Institutional Class shares of the Fund for the period of the Class's operations. Certain information reflects financial results for a single Institutional Class share. The total returns in the table represents the annual percentage that an investor would have earned (or lost) on an investment in an Institutional Class share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the INVESCO Stock Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information. Prior to November 25, 2003, each series of AIM Stock Funds was a series portfolio of a Maryland corporation named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.). This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

                                                                                                        YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND--                                                2003         2002         2001         2000         1999
INSTITUTIONAL CLASS

PER SHARE DATA
Net Asset Value -- Beginning of Period                         $    9.23    $   12.45    $   15.07    $   14.21    $   12.01
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(a)

Net Investment Income                                               0.13         0.08         0.19         0.15         0.18

Net Gains or (Losses) on Securities (Both Realized and Unrealized)  0.78        (3.11)       (2.44)        1.05         2.26
-----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                    0.91        (3.03)       (2.25)        1.20         2.44
-----------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                    0.17         0.19         0.37         0.34         0.24
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value-- End of Period                                $    9.97    $    9.23    $   12.45    $   15.07    $   14.21
=============================================================================================================================
TOTAL RETURN                                                        9.98%      (24.50%)     (15.09%)       8.47%       20.40%

RATIOS
Net Assets -- End of Period ($000 Omitted)                     $   4,239    $     338    $     544    $   2,627    $   4,420

Ratio of Expenses to Average Net Assets(b) (c)                      0.35%        0.35%        0.35%        0.36%        0.35%

Ratio of Net Investment Income to Average Net Assets(c)             1.35%        1.15%        1.03%        1.00%        1.36%

Portfolio Turnover Rate                                                1%           3%          43%          13%           2%



(a)  The per share information was computed based on average shares for the years ended July 31, 2003 and 2001.
(b)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(c)  Various expenses of the class were voluntarily absorbed by INVESCO for the years ended July 31, 2003, 2002, 2001, 2000 and 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been
     2.18%, 7.36%, 1.84%, 1.00% and 1.17%, respectively, and ratio of net investment income (loss) to average net assets would have been (0.48%), (5.86%), (0.46%), 0.36% and 0.54%, respectively.


NOVEMBER 25, 2003

AIM STOCK FUNDS

INVESCO S&P 500 INDEX FUND--INSTITUTIONAL CLASS
You may obtain additional information about the Fund from several sources.

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November 25, 2003 is a supplement to this Prospectus, and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The Prospectus, SAI, annual report, and semiannual report are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report or semiannual report, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-1474 and 002-26125.


                                       18
811-1474

PROSPECTUS | NOVEMBER 25, 2003


AIM STOCK FUNDS

INVESCO MID-CAP GROWTH FUND --
INVESTOR CLASS, CLASS A, B, C AND K

A MUTUAL FUND DESIGNED FOR INVESTORS SEEKING LONG-TERM CAPITAL GROWTH.

THE INVESTOR CLASS SHARES OFFERED BY THIS PROSPECTUS ARE OFFERED ONLY TO GRANDFATHERED INVESTORS. PLEASE SEE THE SECTION OF THE PROSPECTUS ENTITLED "HOW TO BUY SHARES."

CLASS A, B, C, AND K SHARES ARE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES. CLASS K SHARES ARE SOLD TO QUALIFIED RETIREMENT PLANS, RETIREMENT SAVINGS PROGRAMS, EDUCATIONAL SAVINGS PROGRAMS, AND WRAP PROGRAMS PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.


TABLE OF CONTENTS

Investment Goals, Strategies, And Risks.......2
Fund Performance..............................3
Fees And Expenses.............................5
Investment Risks..............................6
Principal Risks Associated With The Fund......7
Temporary Defensive Positions.................8
Fund Management...............................8
Portfolio Managers............................8
Potential Rewards.............................8
Share Price...................................9
Tools Used to Combat Excessive
  Short-Term Trading Activity................10
How To Buy Shares............................11
Your Account Services........................19
How To Sell Shares...........................19
Taxes........................................22
Dividends And Capital Gain Distributions.....23
Financial Highlights.........................24



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

A I M Advisors, Inc. ("AIM") is the investment advisor for the Fund, and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") is the sub-advisor for the Fund. On November 25, 2003, a series portfolio of AIM Stock Funds, Inc. a Maryland corporation (the "Company"), was redomesticated as the Fund, which is a series portfolio of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for each series portfolio of the Company. INVESCO Institutional is an affiliate of INVESCO. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

This Prospectus contains important information about the Fund's Investor Class and Class A, B, C, and K shares. Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary, or, with respect to Class K shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). The Fund also offers one or more additional classes of shares through a separate Prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about the other classes of shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246.


This Prospectus will tell you more about:

[KEY ICON]     INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]  POTENTIAL INVESTMENT RISKS
[GRAPH ICON]   PAST PERFORMANCE

                   -----------------------------------------
[KEY ICON]  [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT THE FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL.

The Fund seeks long-term capital growth. It is actively managed. The Fund invests primarily in equity securities and equity-related instruments that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

The Fund normally invests at least 80% of its net assets in common stocks of mid-sized companies. We define mid-sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At June 30, 2003, the smallest company in the Index had a market capitalization of $462.44 million and the largest company had a market capitalization of $10.67 billion.

The Advisor emphasizes core growth companies in the portfolio; that is, those companies that can deliver consistently strong earnings growth, cash flow growth and return on equity. These companies are usually well recognized, mid-sized companies that have market leadership positions, proven management teams, and solid financials.

The Fund is managed in the growth style. At the Advisor, growth investing starts with research from the "bottom up," and focuses on company fundamentals and growth prospects.

We seek companies for the Fund that meet the following standards:

o EXCEPTIONAL GROWTH: The markets and industries they represent are growing significantly faster than the economy as a whole.
o LEADERSHIP: They are leaders-- or emerging leaders-- in these markets, securing their positions through technology, marketing, distribution or some other innovative means.
o FINANCIAL VALIDATION: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect the sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Fund is subject to other principal risks such as liquidity, counterparty, foreign securities, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON]  FUND PERFORMANCE

The Fund is the successor to the Pell Rudman Mid-Cap Growth Portfolio (the "Pell Rudman Portfolio") pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman Portfolio shareholders received Institutional Class shares of the Fund, which are not offered in this Prospectus. The Pell Rudman Portfolio was managed by Pell Rudman Trust Company, N.A. and had the same investment objective and substantially similar investment restrictions as the Fund. Accordingly, the performance information below is that of the Fund and its predecessor, Pell Rudman Portfolio. Information included in the table is that of the Fund's Institutional Class, Class A, B, and C shares. Performance information for Investor Class and Class K shares is not shown in the table as those classes do not yet have a full calendar year of performance. Investor Class and Class A, B, C, and K returns would be similar because all classes of shares invest in the same portfolio of securities. The returns of the classes would differ, however, to the extent of differing levels of expenses. In this regard, the returns presented in the bar chart and table reflect only the applicable total expenses of the classes shown. If the effect of the other classes' total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

The bar chart below shows the Fund's Institutional Class actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. The table below shows the pre-tax and after-tax average annual total returns of the Fund's Institutional Class for various periods ended December 31, 2002 compared to the Russell Midcap Growth Index. The after-tax returns are shown only for Institutional Class shares. After-tax returns for other classes of shares offered in this Prospectus will vary.


After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.


The information in the bar chart and table illustrates the variability of the Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
                    MID-CAP GROWTH FUND - INSTITUTIONAL CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
================================================================================

                                [GRAPHIC OMITTED]

                    '99        '00       '01          '02
                    35.69%     6.62%     (10.10%)     (16.47%)
--------------------------------------------------------------------------------
Best Calendar Qtr.    12/99    26.15%
Worst Calendar Qtr.   09/01   (19.84%)
--------------------------------------------------------------------------------

================================================================================
                                                  AVERAGE ANNUAL TOTAL RETURN(4)
                                                          AS OF 12/31/02
--------------------------------------------------------------------------------
                                `                                        SINCE
                                                           1 YEAR      INCEPTION
Mid-Cap Growth Fund - Institutional Class(1),(2)
     Return Before Taxes                                    (16.47%)   7.22%(3)
     Return After Taxes on Distributions                    (16.47%)   6.47%(3)
     Return After Taxes on Distributions and Sale of Fund
     Shares                                                 (10.11%)   5.76%(3)
Russell Midcap Growth Index(5)
     (reflects no deduction for fees, expenses, or taxes)   (27.41%)  (0.12%)(3)

CLASS A - RETURN BEFORE TAXES (INCLUDING INITIAL SALES
CHARGE)
    Mid-Cap Growth Fund(6)                                  (21.44%)  (2.57%)(7)
    Russell Midcap Growth Index(5)                          (27.41%)  (6.26%)(7)

CLASS B - RETURN BEFORE TAXES (INCLUDING CDSC)
    Mid-Cap Growth Fund(6)                                  (21.41%)  (2.05%)(7)
    Russell Midcap Growth Index(5)                          (27.41%)  (6.26%)(7)

CLASS C - RETURN BEFORE TAXES (INCLUDING CDSC)
    Mid-Cap Growth Fund(6)                                  (18.58%)   0.68%(7)
    Russell Midcap Growth Index(5)                          (27.41%)  (6.26%)(7)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of the Institutional Class expenses.
(2) Return before taxes for Institutional Class shares of the Fund year-to-date as of the calendar quarter ended September 30, 2003 was 17.24%.
(3) Pell Rudman Portfolio commenced investment operations on September 10, 1998. Index comparison begins on September 10, 1998.
(4) The total returns are for those classes of shares with a full calendar year of performance. If the effect of the other classes' total expenses was reflected, returns for those classes would be lower than those shown.

(5) The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that the Index does not pay brokerage, management, or administrative expenses, all of which are paid by the classes and are reflected in its annual returns. Index returns also do not include 12b-1 fees, front-end sales charges or contingent deferred sales charges ("CDSCs") that may be paid by the shareholder.
(6) Returns before taxes, including initial sale charge and CDSC, for Class A, B, and C shares of the Fund year-to-date as of the calendar quarter ended September 30, 2003 were 10.71%, 11.46%, and 15.39%, respectively.
(7) Since inception of Class A, Class B, and Class C shares on October 2, 2001. Index comparisons begin on October 1, 2001.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Class A, Class B, Class C, or Class K shares of the Fund. If you invest in the Fund through a financial intermediary, you may be charged a commission or a transaction fee by the financial intermediary for purchases and sales of Fund shares.


SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

                                                Investor         Class A       Class B       Class C         Class K
                                                 Class
Maximum Front-End Sales Charge
imposed on purchases as a percentage of           None             5.50%         None          None            None
offering price
Maximum Contingent Deferred Sales
Charge (CDSC) as a percentage of the
lower of the total original cost or
current market value of the shares                None             None(1)       5.00%(2)      1.00%(2)        None

Maximum Sales Charge on reinvested
dividends/distributions                           None             None          None          None            None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                                  Investor
                                                   Class          Class A       Class B       Class C         Class K

Management Fees                                   1.00%            1.00%         1.00%         1.00%           1.00%
Distribution and Service (12b-1) Fees(3)          0.25%            0.35%         1.00%         1.00%           0.45%
Other Expenses(4),(5)                             2.30%(6),(7)     1.50%(6),(8)  1.68%(6),(9)  1.86%(6),(10)   2.15%(11),(12)
                                                  -----            ----          -----         -----
Total Annual Fund Operating Expenses(4),(5)       3.55%(6),(7)     2.85%(6),(8)  3.68%(6),(9)  3.86%(6),(10)   3.60%(11),(12)
                                                  =====            =====         =====         =====           ======
Fee Waivers/Reimbursements(5),(13)                1.55%            0.75%         0.93%         1.11%           1.40%
Net Expenses(5),(13)                              2.00%(6),(7)     2.10%(6),(8)  2.75%(6),(9)  2.75%(6),(10)   2.20%(12)
                                                  =====            =====         =====         =====           =====

(1) If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy Shares."
(3) Because each class pays a 12b-1 distribution and service fee which is based upon each class's assets, if you own shares of the Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
(4) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses, with the exception of Class K Shares, which had not commenced operations as of July 31, 2003, were lower than the figures shown because its custodian fees were reduced under expense offset arrangements.
(5) The Advisor is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between the Advisor and the Fund if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after the Advisor incurred the expense. The voluntary expense limitations may be changed at any time following consultation with the board of directors.
(6) Annualized for the period of May 1, 2003, change in fund's year end, through July 31, 2003.
(7) Certain expenses of Investor Class shares of Mid-Cap Growth Fund were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Mid-Cap Growth Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% and 1.55%, respectively, of the Fund's average net assets attributable to Investor Class shares.

(8) Certain expenses of Class A shares of Mid-Cap Growth Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Mid-Cap Growth Fund's Class A shares' Other Expenses and Total Annual Operating Expenses were 0.30% and 1.65%, respectively, of the Fund's average net assets attributable to Class A shares.
(9) Certain expenses of Class B shares of Mid-Cap Growth Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Mid-Cap Growth Fund's Class B shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% and 2.30%, respectively, of the Fund's average net assets attributable to Class B shares.
(10) Certain expenses of Class C shares of Mid-Cap Growth Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Mid-Cap Growth Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% and 2.30%, respectively, of the Fund's average net assets attributable to Class C shares.
(11) Based on estimated expenses for the current fiscal year.
(12) Certain expenses of Class K shares of Mid-Cap Growth Fund will be absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Mid-Cap Growth Fund's Class K shares' Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.30% and 1.75%, respectively, of the Fund's average net assets attributable to Class K shares.
(13) To limit expenses, INVESCO has contractually obligated itself to waive and bear any expenses through July 31, 2004 that would cause the ratio of expenses to average net assets to exceed 2.00% for Investor Class shares, 2.10% for Class A shares, 2.75% for Class B and Class C shares, and 2.20% for Class K shares.


EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class, Class A, Class B, Class C, and Class K shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class, Class A, Class B, Class C, or Class K shares of the Fund for the time periods indicated, that you redeem all of your shares at the end of those periods, and that you keep your shares. The Example also assumes that your investment had a hypothetical 5% return each year and that the Fund's Investor Class, Class A, Class B, Class C, and Class K shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Investor Class, Class A, Class B, Class C, or Class K shares may be higher or lower, based on these assumptions your costs would be:


                                       1 YEAR    3 YEARS   5 YEARS    10 YEARS
Investor Class(3)                       $203     $  945     $1,709     $3,717
Class A(1),(3)                          $751     $1,318     $1,908     $3,500
Class B - With Redemption(1),(3)        $778     $1,341     $2,023     $3,689(2)
Class B - Without Redemption(3)         $278     $1,041     $1,823     $3,689(2)
Class C - With Redemption(1),(3)        $378     $1,076     $1,893     $4,018
Class C - Without Redemption(3)         $278     $1,076     $1,893     $4,018
Class K(3)                              $223     $  974     $1,745     $3,771

(1) Based on initial sales charge for Class A shares at the beginning of each period shown and CDSC charges for Class B and C shares based on redemption at the end of each period shown. Please see "How To Buy Shares."
(2) Assumes conversion of Class B to Class A at the end of the eighth year. Please see "How To Buy Shares."
(3) Class expenses remain the same for each period (except that the example reflects the contractual expense reimbursements by INVESCO for the one-year period and the first year of the three-, five-, and ten-year periods).


[ARROWS ICON]  INVESTMENT RISKS

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUND

You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK
Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-sized businesses are less volatile than those of small businesses. The Fund is free to invest in smaller companies or those that may otherwise be more volatile.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FOREIGN SECURITIES RISKS
Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. The Fund may invest up to 100% of its assets in securities of non-U.S. issuers.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LACK OF TIMELY INFORMATION RISK
Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

                -------------------------------------------------

Although the Fund generally invests in publicly traded equity securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
 INVESTMENT                                 RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRs)         Market, Information, Political,
These are securities issued by U.S.         Regulatory, Diplomatic,
banks that represent shares of foreign      Liquidity, and Currency Risks
corporations held by those banks.
Although traded in U.S. securities
markets and valued in U.S. dollars, ADRs
carry most of the risks of investing
directly in foreign securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                       Counterparty Risk
A contract under which the seller of
a security agrees to buy it back at an
agreed-upon price and time in the
future.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.


FUND MANAGEMENT


INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN 345.2 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.


INVESTMENT ADVISOR


AIM is the investment advisor for the Fund, and INVESCO Institutional is the sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at One Midtown Plaza, 1360 Peachtree St., N.E., Suite 100, Atlanta, GA 30309. As sub-advisor, INVESCO Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.


ADI is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO, AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.


Prior to November 25, 2003, INVESCO served as the investment advisor for the series portfolio of the Company. The Fund paid 1.00% of its average net assets to INVESCO in the fiscal year ended April 30, 2003 and annualized for the period of May 1, 2003 through July 31, 2003.


PORTFOLIO MANAGERS

The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

MICHELLE FENTON, is a Portfolio Manager of INVESCO Dynamics Fund and INVESCO Mid-Cap Growth Fund. Michelle is also a Portfolio Manager for the INVESCO Technology Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Before joining the investment division of INVESCO in 1998, Michelle worked at Berger Funds as an equity analyst. Prior to that, she was a research analyst at Smith Barney. Michelle received her bachelor's degree in finance from Montana State University.

TIMOTHY J. MILLER, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of the Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a CFA charterholder. Tim holds an M.B.A. from the University of Missouri - St. Louis and a B.S.B.A. from St. Louis University.

POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance.

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

SUITABILITY FOR INVESTORS
Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
o   are willing to grow their capital over the long term (at least five years).
o understand that shares of the Fund can, and likely will, have daily price fluctuations.
o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
o   primarily seeking current dividend income.

o unwilling to accept potentially significant daily changes in the price of Fund shares.

o   speculating on short-term fluctuations in the stock markets.

SHARE PRICE

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. The Advisor determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.


The Fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Fund's Board of Trustees. The effect of using fair value pricing is that the Fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the Fund's assets may change on days when you will not be able to purchase or redeem Fund shares.


NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because their expenses vary, NAV is calculated separately for each class.


All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you, your financial intermediary, or your plan or program sponsor. Instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day's NAV. If the Advisor receives instructions from you, your financial intermediary, or your plan or program sponsor after that time, the instructions will be processed at the NAV next calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.


Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and the Advisor would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the Fund provides its shareholders with daily liquidity, its investment program is designed to serve long-term investors. Excessive short-term trading activity in the Fund's shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "AIM and INVESCO Funds"):

o   trade activity monitoring;
o   trading guidelines;
o   redemption fee on trades in certain AIM and INVESCO Funds; and
o   selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Trade Activity Monitoring
-------------------------

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Trading Guidelines
------------------

Currently, if a shareholder exceeds 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM and INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

Effective on or about March 1, 2004, if a shareholder exceeds four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Redemption Fee
--------------

Effective on or about November 24, 2003, certain shareholders may be charged a 2% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM

Affiliates expect to charge the redemption fee on other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled "How to Buy Shares - Redemption Fee" for more information.

The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

Fair Value Pricing
------------------

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the AIM or INVESCO Fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the AIM or INVESCO Fund. Please see the section entitled "Share Price" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.


HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.


The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the shares of the Fund if you invest directly through ADI. If you invest in the Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for more information on how to purchase shares of the Fund. You may be charged a commission or transaction fee by the financial intermediary or plan or program sponsor for purchases of Fund shares.

With the exception of Class A shares, there is no charge to invest directly through ADI. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another AIM or INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

For all new accounts, please send a completed application form, and specify the Fund or Funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information. If you do not specify a Fund or Funds, your initial investment and any subsequent purchases will automatically go into the AIM Cash Reserve Shares of AIM Money

Market Fund, a series of AIM Investment Securities Funds. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Fund's transfer agent, to exchange into the Fund you choose.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If a Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO Funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including Systematic Purchase Plan and Direct Payroll Purchase, and certain retirement plans, including IRAs.


MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.)

The following chart shows several ways to invest in the Fund if you invest directly through ADI.


METHOD                          INVESTMENT MINIMUM       PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                        $1,000 for regular       Mail your completed
                                accounts; $250 for an    account application and
AIM Investment Services, Inc.   IRA; $50 for each        check to AIS. AIS does
P.O. Box 4739                   subsequent investment.   not accept cash, credit
Houston, TX  77210-4739                                  cards, travelers'
                                                         cheques, credit card
or                                                       checks, instant loan
                                                         checks, money orders,
AIM Investment Services, Inc.                            or third party checks
P.O. Box 173706                                          unless they are from
Denver, CO  80217-3706.                                  another financial
                                                         institution related to
You may also send your check                             a retirement plan
by overnight courier to:                                 transfer.
AIM Investment Services, Inc.
11 Greenway Plaza, Suite 100
Houston, TX  77046

or

AIM Investment Services, Inc.
4350 South Monaco Denver, CO
80237
--------------------------------------------------------------------------------
BY WIRE                         $1,000 for regular       Mail completed account
You may send your payment by    accounts; $250 for an    application to the
bank wire (call 1-800-959-4246  IRA; $50 for each        transfer agent. Call
for instructions).              subsequent investment.   the transfer agent at
                                                         (800) 959-4246 to
                                                         receive a reference
                                                         number. Then, use the
                                                         following wire
                                                         instructions:

                                                         Beneficiary Bank
                                                         ABA/Routing
                                                         #: 113000609
                                                         Beneficiary Account
                                                         Number: 00100366807
                                                         Beneficiary Account
                                                         Name: AIM Investment
                                                         Services, Inc. RFB:
                                                         Fund Name, Reference
                                                         # OBI: Your Name,
                                                         Account #

--------------------------------------------------------------------------------
BY TELEPHONE With ACH           $1,000 for regular       You must provide your
Call 1-800-959-4246 to request  accounts; $250 for an    bank account informa-
your purchase. Upon your        IRA; $50 for each        tion to AIS prior to
telephone instructions, AIS     subsequent investment.   using this option.
will move money from your
designated bank/credit union
checking or savings account in
order to purchase shares.
--------------------------------------------------------------------------------
BY INTERNET                     $1,000 for regular       Open your account using
Go to AIM's Web site at         accounts; $250 for an    one of the methods
aiminvestments.com.             IRA; $50 for each        described above.
                                subsequent investment.
                                                         Access your account at
                                                         www.aiminvestments.com.
                                                         The proper bank
                                                         instructions must have
                                                         been provided on your
                                                         account. You may not
                                                         purchase shares in AIM
                                                         prototype retirement
                                                         accounts on the
                                                         internet.

                                                         You will need a Web
                                                         browser to use this
                                                         service.
--------------------------------------------------------------------------------
REGULAR INVESTING WITH          $50 per month for        Like all regular
SYSTEMATIC PURCHASE PLAN OR     Systematic Purchase      investment plans,
DIRECT PAYROLL PURCHASE         Plan; $50 per pay        neither Systematic
You may enroll on your fund     period for Direct        Purchase Plan nor
application, or call us for a   Payroll Purchase. You    Direct Payroll Purchase
separate form and more          may start or stop your   ensures a profit or
details. Investing the same     regular investment plan  protects against loss
amount on a monthly basis       at any time, with two    in a falling market.
allows you to buy more shares   weeks' notice to AIS.    Because you'll invest
when prices are low and fewer                            continually, regardless
shares when prices are high.                             of varying price
This "dollar cost averaging"                             levels, consider your
may help offset market                                   financial ability to
fluctuations. Over a period of                           keep buying through low
time, your average cost per                              price levels. And
share may be less than the                               remember that you will
actual average net asset value                           lose money if you
per share.                                               redeem your shares when
                                                         the market value of all
                                                         your shares is less
                                                         than their cost.
--------------------------------------------------------------------------------
BY AIM 24-HOUR AUTOMATED        $50 for subsequent       You must provide your
INVESTOR LINE WITH ACH          investments.             bank account informa-
Automated transactions by                                tion to AIS prior to
telephone are available for                              using this option.
subsequent purchases and
exchanges 24 hours a day.
Simply call 1-800-246-5463.
--------------------------------------------------------------------------------
BY EXCHANGE                     $1,000 for regular       See "Exchange Policy."
Between the same class of any   accounts; $250 for an
two INVESCO Funds or certain    IRA; $50 for each
classes of AIM Funds.           subsequent investment.
Call 1-800-959-4246 for
prospectuses of other INVESCO
Funds or AIM Funds. Exchanges
may be made by phone or at
AIM's Web site at
aiminvestments.com. You may
also establish an automatic
monthly exchange service
between two INVESCO Funds or
certain classes of AIM Funds;
call us for further details
and the correct form.

GRANDFATHERED INVESTORS. Investor Class shares of the Fund can be purchased only by:
o Persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002;
o Any person or entity listed in the account registration for any Grandfathered Funds, which account in Investor Class shares was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians, and designated beneficiaries;
o Customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002;
o   Defined benefit, defined contribution, and deferred compensation plans; and
o INVESCO or AIM employees, INVESCO Funds directors, AIM Funds Trustees, AMVESCAP employees, AMVESCAP directors, and their immediate families.


For more detailed information about eligibility, please call 1-800-525-8085. If you hold Grandfathered Funds through a broker/dealer or other financial institution, your eligibility to purchase Investor Class shares may differ depending on that institution's policies.

EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class in another INVESCO Fund or into certain classes of another AIM Fund, as described in the table below, on the basis of their respective NAVs at the time of the exchange.

-------------------------------------------------------------------------------------------------------------------------

  SHAREHOLDERS INVESTED IN THE FOLLOWING CLASSES OF THE      WILL BE OFFERED THE ABILITY TO EXCHANGE INTO THE FOLLOWING
                     INVESCO FUNDS:                                          CLASSES OF THE AIM FUNDS:
-------------------------------------------------------------------------------------------------------------------------
o     Investor Class Shares of all INVESCO Funds           o     Investor Class Shares of all AIM Funds

o     Class A Shares(1) of all INVESCO Funds               o     Class A Shares of Category I and II Funds and AIM Tax-
                                                                 Exempt Cash Fund

                                                           o     Class A3 Shares of all AIM Funds

                                                           o     AIM Cash Reserve Shares of AIM Money Market Fund
-------------------------------------------------------------------------------------------------------------------------
o     Class B Shares of all INVESCO Funds                  o     Class B Shares of all AIM Funds, with the exception
                                                                 of AIM Floating Rate Fund
-------------------------------------------------------------------------------------------------------------------------
o     Class C Shares of all INVESCO Funds                  o     Class C Shares of all AIM Funds, with the exception
                                                                 of AIM Floating Rate Fund
-------------------------------------------------------------------------------------------------------------------------
o     Institutional Class Shares of all INVESCO Funds      o     Institutional Class Shares of all AIM Retail Funds
-------------------------------------------------------------------------------------------------------------------------
o     Class K Shares of all INVESCO Funds                  o      Exchanges not permitted
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

  SHAREHOLDERS INVESTED IN THE FOLLOWING CLASSES OF THE      WILL BE OFFERED THE ABILITY TO EXCHANGE INTO THE FOLLOWING
                     AIM FUNDS:                                          CLASSES OF THE INVESCO FUNDS:
-------------------------------------------------------------------------------------------------------------------------
o     Investor Class Shares of all AIM Funds               o     Investor Class Shares of all INVESCO Funds

o     Class A Shares of all AIM Funds, with the            o     Class A Shares of all INVESCO Funds(2)
      exception of Class A Shares of Category III
      Funds purchased at net asset value

o     Class A3 Shares of the AIM Funds

o     AIM Cash Reserve Shares of AIM Money Market Fund
-------------------------------------------------------------------------------------------------------------------------
o     Class B Shares of all AIM Funds                      o     Class B Shares of all INVESCO Funds
-------------------------------------------------------------------------------------------------------------------------
o     Class C Shares of all AIM Funds                      o     Class C Shares of all INVESCO Funds
-------------------------------------------------------------------------------------------------------------------------
o     Institutional Class Shares of all AIM Retail         o     Institutional Class Shares of all INVESCO Funds
      Funds
-------------------------------------------------------------------------------------------------------------------------
o     Class R Shares of all AIM Funds                      o     Exchanges not permitted
-------------------------------------------------------------------------------------------------------------------------

(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.
(2) You may be required to pay an initial sales charge equal to the difference between the sales charge of the Fund being acquired and the sales charge paid on the Fund being exchanged when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.


Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

You will not pay a sales charge when exchanging Class B shares for other Class B shares, Class C shares for other Class C shares, or Class K shares for other Class K shares. If you make an exchange involving Class B, Class C, or Class K shares, the amount of time you held the original shares will be added to the holding period of the Class B, Class C, or Class K shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent redemption.


We have the following policies governing exchanges:
o Both AIM or INVESCO Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o Currently, if you exceed 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.
o Effective on or about March 1, 2004, if you exceed four exchanges out of an AIM or INVESCO (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each an AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.
o Please see the subsection entitled "Tools Used to Combat Excessive Short-Term Trading Activity-Trading Guidelines" for more information.
o Under unusual market conditions, an AIM Fund or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or INVESCO Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or INVESCO Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.


In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.


REDEMPTION FEE. Effective on or about November 24, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund         AIM High Yield Fund
AIM Developing Markets Fund          AIM International Emerging Growth Fund
AIM European Growth Fund             AIM International Growth Fund
AIM European Small Company Fund      AIM Trimark Fund
AIM Global Aggressive Growth Fund    INVESCO International Blue Chip Value Fund (effective
AIM Global Growth Fund                 November 24, 2003, name will change to INVESCO
AIM Global Trends Fund                 International Core Equity Fund)
AIM Global Value Fund                INVESCO S&P 500 Index Fund

The redemption fee will be paid to the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2% redemption fee will not be charged on transactions involving the following:
o total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;
o total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;
o total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;
o total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;
o total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or
o   redemptions initiated by an AIM or INVESCO Fund.

The AIM Affiliates' goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM or INVESCO Funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM or INVESCO Funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial intermediary can help you decide among the various classes. Please contact your financial intermediary for several convenient ways to invest in the Fund. Class A, B, C, and K shares of the Fund are available primarily through financial intermediaries.


In addition, you should also consider the factors below:

                    Investor
                    Class            Class A              Class B           Class C          Class K
                    -----            -------              -------           -------          -------
Initial Sales       None             5.50%                None              None             None
Charge
CDSC(1)             None             1% on certain        1% - 5% for       1% for shares    0.70% on certain
                                     purchases held less  shares held less  held less than   purchases
                                     than 18 months       than 6 years      12 months        held
                                                                                             less than
                                                                                             12 months
12b-1 Fee           0.25%            0.35%                1.00%             1.00%            0.45%
Conversion          No               No                   Yes(2)            No               No
Purchase Order      None             None                 $250,000          $1,000,000       None
Maximum

(1) Please see the subsection entitled "Sales Charges" below and the section of the Fund's Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions" for more information regarding CDSC charges and dealer concessions.

(2) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.


Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

INTERNET TRANSACTIONS. Investors may exchange and redeem shares of any INVESCO fund through AIM 's Web site. In addition, certain Grandfathered Investor Class shareholders may open new accounts in Investor Class shares. To use this service, you will need a web browser (presently Netscape version 4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use AIM's Web site. AIS will accept Internet purchase instructions only for exchanges or if the purchase price is paid to AIS through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to AIS originated. Other minimum transaction amounts are discussed in this Prospectus. You may also download an application to open an account from the Web site, complete it by hand, and mail it to AIS, along with a check.

AIS employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to enter into a transaction on AIM's Web site, you will need an account number, your Social Security number, and an alphanumeric password. If AIS follows these procedures, neither AIS, its affiliates nor any fund will be liable for any loss, liability, cost, or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow AIS's security procedures. By entering into the user's agreement with AIS to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you.


SALES CHARGES (CLASS A, B, C, AND K ONLY)
Sales charges on Class A shares of the Fund are detailed below. As used below, the term "offering price" with respect to Class A shares includes the initial sales charge.

INITIAL SALES CHARGES. Class A shares of the Fund are subject to the following initial sales charges:


AMOUNT OF
INVESTMENT                                                                   INVESTOR'S SALES CHARGE
IN A SINGLE                                                AS A % OF               AS A % OF
TRANSACTION                                                OFFERING PRICE         INVESTMENT
-----------                                                --------------         ----------
Less than                              $  25,000           5.50%                     5.82%
$25,000               but less         $  50,000           5.25%                     5.54%
                      than
$50,000               but less         $100,000            4.75%                     4.99%
                      than
$100,000              but less         $250,000            3.75%                     3.90%
                      than
$250,000              but less         $500,000            3.00%                     3.09%
                      than
$500,000              but less         $1,000,000          2.00%                     2.04%
                      than
$1,000,000            or more                              NAV                       NAV

CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A AND CLASS K SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than eighteen months, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares. For qualified plans investing in Class A shares, you may pay a CDSC of 1% if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% if the plan is redeemed within twelve months from initial deposit in the plan's ADI account.

CDSC FOR CLASS B AND CLASS C SHARES. You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages. If your holding period is less than six years for Class B shares and twelve months for Class C shares, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares.

YEAR SINCE
PURCHASE MADE                                 CLASS B         CLASS C

First                                         5%              1%
Second                                        4%              None
Third                                         3%              None
Fourth                                        3%              None
Fifth                                         2%              None
Sixth                                         1%              None
Seventh and following                         None(1)         None

(1) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.


REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.


     REDUCED SALES CHARGES. You may be eligible to buy Class A shares at reduced initial sales charge rates under Right of Accumulation or Letter of Intent under certain circumstances.


          RIGHTS OF ACCUMULATION. You may combine your new purchases of Class A shares of an AIM Fund or an INVESCO Fund with AIM Fund and/or INVESCO Fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

          Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation described above.


          LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.


     INITIAL SALES CHARGE/CDSC EXCEPTIONS. You will not pay initial sales charges:
     o  on shares purchased by reinvesting dividends and distributions;
     o when exchanging shares of the same class among certain INVESCO Funds and certain classes of AIM Funds;
     o  when using the reinstatement privilege;
     o when a merger, consolidation, or acquisition of assets of an INVESCO Fund occurs; and
     o  upon automatic conversion of Class B to Class A.

     You will not pay a CDSC:
     o  if you purchase less than $1,000,000 of Class A shares;
     o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
     o  if you redeem Class B shares you held for more than six years;
     o  if you redeem Class C shares you held for more than twelve months;
     o if you participate in the periodic withdrawal program and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal;
     o if you redeem shares acquired through reinvestment of dividends and distributions;
     o if you are a participant in a qualified retirement plan and redeem Class C shares or Class K shares in order to fund a distribution;
     o if you are a qualified plan investing in Class A or Class K shares and elect to forego any dealer concession;
     o  on increases in the net asset value of your shares;
     o  to pay account fees;
     o for IRA distributions due to death or disability or periodic distributions based on life expectancy;
     o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or

     o for redemptions following the death of a shareholder or beneficial owner.


There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Fund's Statement of Additional Information for further details.


DISTRIBUTION EXPENSES. We have adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for each class of shares of the Fund. The 12b-1 fees paid by the Fund's classes of shares are used to pay distribution and service fees to ADI for the sale and distribution of the Fund's shares and to pay for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because the Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.


Under each Plan, payments are limited to an amount computed at each class's applicable 12b-1 fee. If distribution expenses for a class exceed these computed amounts, ADI pays the difference. Conversely, if distribution fees are less than computed amounts, ADI retains the difference.

YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through ADI.

SHAREHOLDER ACCOUNTS. AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.


AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO Funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, Systematic Purchase Plan), your transactions are confirmed on your quarterly Investment Summaries.


TELEPHONE TRANSACTIONS. You and your financial intermediary or plan or program sponsor may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.


YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEBSITE AIMINVESTMENTS.COM.


Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Funds, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.

IRAs AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for information on how to sell shares of a Fund. You may be charged a commission or transaction fee by your financial intermediary or plan or program sponsor for sales of Fund shares. Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption depending on how long you have held your shares. If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund or certain classes of another AIM Fund as set forth under the section entitled "Exchange Policy." For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one Fund, please specify the Fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.


While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.


AIS usually forwards the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your Fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

If you participate in Systematic Purchase Plan, the Fund's automatic monthly investment program, and sell all of the shares in your account, we will not make any additional Systematic Purchase Plan purchases unless you give us other instructions.

Because of the Fund's expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in the Fund falls below $500 ($250 for Investor Class) as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $500 ($250 for Investor Class) or more.

REDEMPTION FEES. Effective on or about November 24, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund         AIM High Yield Fund
AIM Developing Markets Fund          AIM International Emerging Growth Fund
AIM European Growth Fund             AIM International Growth Fund
AIM European Small Company Fund      AIM Trimark Fund
AIM Global Aggressive Growth Fund    INVESCO International Blue Chip Value Fund (effective
AIM Global Growth Fund                 November 24, 2003, name will change to INVESCO
AIM Global Trends Fund                 International Core Equity Fund)
AIM Global Value Fund                INVESCO S&P 500 Index Fund

The redemption fee will be paid to the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2% redemption fee will not be charged on transactions involving the following:
    o total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;
    o total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;
    o total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;
    o total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;
    o total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or
    o   redemptions initiated by an AIM or INVESCO Fund.

The AIM Affiliates' goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM or INVESCO Funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM or INVESCO Funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B ONLY). You may, within 120 days after you sell Class A or Class B shares, reinvest all or part of your redemption proceeds in Class A shares of the Fund at net asset value in an identically registered account. You will not pay any sales charges on the amount reinvested. You must notify AIS in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per calendar year.

The following chart shows several ways to sell your shares of the Fund if you invest directly through ADI.

METHOD                         REDEMPTION MINIMUM          PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE                   Any amount.              You must provide an IRA
Call us toll-free at:                                   redemption form to AIS
1-800-959-4246.                                         prior to making an IRA
                                                        redemption by telephone.
                                                        AIS's telephone
                                                        redemption privileges
                                                        may be modified or
                                                        terminated in the future
                                                        at AIS's discretion. The
                                                        maximum amount which may
                                                        be redeemed by telephone
                                                        is generally $250,000.
--------------------------------------------------------------------------------
IN WRITING                     Any amount.              The redemption request
Mail your request to:                                   must be signed by all
AIM Investment Services, Inc.                           registered account
P.O. Box 4739                                           owners. Payment will be
Houston, TX 77210-4739                                  mailed to your address
You may also send your                                  as it appears on AIS's
rquest by overnight                                     records, or to a bank
                                                        designated by you in
                                                        writing.
or
courier to:
AIM Investment Services, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046
--------------------------------------------------------------------------------

METHOD                         REDEMPTION MINIMUM          PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH          Any amount.              You must provide your
Call 1-800-959-4246 to                                  bank account information
request your redemption.                                or IRA redemption form
                                                        to AIS prior to using
                                                        this option. AIS will
                                                        automatically pay the
                                                        proceeds into your
                                                        designated bank account.
--------------------------------------------------------------------------------
BY INTERNET                    Any amount. IRA          Place your redemption
Go to AIM's Web site at        redemptions are not      request at
aiminvestments.com.            permitted via the        www.aiminvestments.com.
                               internet.                You will be allowed to
                                                        redeem by internet if
                                                        (1) you do not hold
                                                        physical share
                                                        certificates; (2) you
                                                        can provide proper
                                                        identification
                                                        information; (3) the
                                                        proceeds of the
                                                        redemption do not exceed
                                                        $250,000; and (4) you
                                                        have already provided
                                                        proper bank information.
                                                        AIM prototype retirement
                                                        accounts may not be
                                                        redeemed on the
                                                        internet. The transfer
                                                        agent must confirm your
                                                        transaction during the
                                                        hours of the customary
                                                        trading session of the
                                                        NYSE in order to effect
                                                        the redemption at that
                                                        day's closing price. You
                                                        will need a Web browser
                                                        to use this service.
                                                        Internet transactions
                                                        are limited to a maximum
                                                        of $250,000. AIS will
                                                        automatically pay the
                                                        proceeds into your
                                                        designated bank account.
--------------------------------------------------------------------------------
BY AIM 24-HOUR AUTOMATED       $50.                     Be sure to write down
INVESTOR LINE WITH ACH                                  the confirmation number
Automated transactions by                               provided to you. You
telephone are available                                 must provide your bank
for redemptions and exchanges                           account information to
24 hours a day. Simply call                             AIS prior to using this
1-800-246-5463.                                         option.
--------------------------------------------------------------------------------
SYSTEMATIC REDEMPTION PLAN     $100 per payment on a    You must have at least
You may call us to request     monthly or quarterly     $10,000 total invested
the appropriate form and       basis. The redemption    with the INVESCO Funds
more information at            check may be made        with at least $5,000 of
1-800-959-4246.                payable to any party     that total invested in
                               you designate.           the fund from which
                                                        withdrawals will be
                                                        made.
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY         Any amount.              All registered account
Mail your request to:                                   owners must sign the
AIM Investment Services, Inc.                           request, with signature
P.O. Box 4739                                           guarantees from an
Houston, TX 77210-4739                                  eligible guarantor
                                                        financial institution,
                                                        such as a commercial
                                                        bank or a recognized
                                                        national or regional
                                                        securities firm.


[GRAPH ICON]  TAXES

Everyone's tax status is unique. We manage the Fund in an effort to provide maximum total returns to all shareholders of the Fund. The Advisor generally focuses on pre-tax results and ordinarily does not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.


The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes. However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other funds.

If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund earns ordinary or investment income primarily from interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly at the discretion of the Trust's board of trustees.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals (20% for gains that a Fund recognized prior to May 6, 2003).

The Fund's daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore the Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss at the time of sale. Instead the loss will be deferred to a later date.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO or AIM Fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund and its predecessor, Pell Rudman Mid-Cap Growth Portfolio (the "Pell Rudman Portfolio") for the period of its operations. The Fund is the successor to the Pell Rudman Portfolio pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman Portfolio shareholders received Institutional Class shares of the Fund, which are not offered in this Prospectus. The financial information below includes that of the Pell Rudman Portfolio through October 1, 2001, the Institutional Class shares of INVESCO Mid-Cap Growth Fund for the period October 2, 2001 through April 30, 2003, the Class A, B, and C shares of INVESCO Mid-Cap Growth Fund for the period May 1, 2003 through July 31, 2003, and the Investor Class shares of INVESCO Mid-Cap Growth Fund for the period May 1, 2003 to July 31, 2003. Financial information is not provided for Class K as that class had not yet commenced operations as of July 31, 2003. Certain information reflects financial results for a single share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Stock Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November 25, 2003, each series of AIM Stock Funds was a series portfolio of a Maryland corporation named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.). Prior to November 30, 2002, the Fund was a series of INVESCO Counselor Series Funds, Inc. and its fiscal year end was April 30. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus. Please note the fiscal year end of the Fund has been changed to July 31.

                                                           PERIOD                                                       PERIOD
                                                         ENDED JULY                                                      ENDED
                                                             31                      YEAR ENDED APRIL 30                APRIL 30
---------------------------------------------------------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - INSTITUTIONAL CLASS      2003(a)        2003         2002        2001         2000        1999(b)

PER SHARE DATA
Net Asset Value--Beginning of Period                $ 12.69       $  14.94      $ 14.78    $  19.03     $  12.76     $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                                   (0.03)         (0.11)       (0.15)(d)   (0.13)      (0.12)       (0.02)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                             1.38          (2.14)        0.31(d)    (2.38)        6.41        2.78
=================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                       1.35          (2.25)        0.16       (2.51)        6.29        2.76
=================================================================================================================================
Less Dividends and Distributions                       0.00           0.00         0.00        1.64         0.02        0.00
Tax Return of Capital                                  0.00           0.00         0.00        0.10         0.00        0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    0.00           0.00         0.00        1.74         0.02        0.00
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                      $ 14.04       $  12.69      $ 14.94    $  14.78     $  19.03     $ 12.76
=================================================================================================================================

TOTAL RETURN                                          10.64%(e)     (15.06%)       1.08%     (13.60%)      49.49%      27.50%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)            $ 1,269       $  1,111      $ 2,538    $ 19,742     $ 17,703     $ 6,185
Ratio of Expenses to Average Net Assets(f)(g)          1.30%(h)       1.30%        1.30%       1.30%        1.31%       1.30%(h)
Ratio of Net Investment Loss to Average Net
   Assets(g)                                          (0.93%)(h)     (0.83%)      (1.06%)     (0.90%)      (0.95%)     (0.68%)(h)
Portfolio Turnover Rate                                  23%(e)         50%          23%         41%          42%         24%(e)

(a) From May 1, 2003 to July 31, 2003, the Fund's current fiscal year end.
(b) From September 10, 1998, inception of Class, to April 30, 1999.
(c) The per share information was computed based on average shares for the period ended July 31, 2003 and the year ended
    April 30, 2003. (d) Per share data has been restated.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(g) Various Expenses of the Class were voluntarily absorbed by INVESCO for the period ended July 31, 2003 and the year ended April 30, 2003. Various Expenses were voluntarily absorbed by INVESCO for the period of October 2, 2001 to April
    30, 2002 and by Pell Rudman Trust Company, N.A. for the period of May 1, 2001 to October 1, 2001, representing the year ended April 30, 2002. Various Expenses were voluntarily absorbed by Pell Rudman Trust Company, N.A. for the years ended
    April 30, 2001 and 2000 and the period ended April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have.
                                                                 24

    been 3.15% (annualized), 3.35%, 2.29%, 1.88%, 2.48% and 7.74% (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.78%) (annualized), (2.88%), (2.05%), (1.48%), (2.12%) and (7.12%)
    (annualized), respectively.
(h) Annualized

                                                      PERIOD ENDED  PERIOD ENDED
                                                        JULY 31        APRIL 30
--------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - INVESTOR CLASS              2003(a)      2003(b)

PER SHARE DATA
Net Asset Value--Beginning of Period                   $ 12.66      $ 11.66
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                                      (0.01)       (0.07)
Net Gains on Securities (Both Realized and Unrealized)    1.35         1.07
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          1.34         1.00
--------------------------------------------------------------------------------
Net Asset Value--End of Period                         $ 14.00      $ 12.66
================================================================================

TOTAL RETURN                                             10.58%(d)     8.58%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)               $ 3,798      $ 2,536
Ratio of Expenses to Average Net Assets(e)(f)             1.55%(g)     1.55%(g)
Ratio of Net Investment Loss to Average Net Assets(f)    (1.18%)(g)   (1.01%)(g)
Portfolio Turnover Rate                                     23%(d)       50%(h)

(a) From May 1, 2003 to July 31, 2003, the Fund's current fiscal year end.
(b) From September 4, 2002, inception of Class, to April 30, 2003.
(c) The per share information was computed based on average shares for the period ended April 30, 2003.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(f) Various Expenses of the Class were voluntarily absorbed by INVESCO for the periods ended July 31, 2003 and April 30, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.55% (annualized) and 3.57% (annualized), respectively, and ratio of net investment loss to average net assets would have been (3.18%) (annualized) and (3.03%) (annualized), respectively.
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended April 30, 2003.

                                                                    PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                                       JULY 31        APRIL 30        APRIL 30
----------------------------------------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - CLASS A                                   2003(a)         2003           2002(b)

PER SHARE DATA
Net Asset Value--Beginning of Period                                 $ 12.65        $  14.95        $ 11.80
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss(d)                                                 (0.00)          (0.12)         (0.10)(e)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)      1.33           (2.18)          3.25(e)
================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        1.33           (2.30)          3.15
----------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                       $ 13.98        $  12.65        $ 14.95
================================================================================================================

TOTAL RETURN(f)                                                        10.51%(g)      (15.38%)        26.69%(g)

RATIOS
Net Assets--End of Period ($000 Omitted)                             $ 6,444        $  5,587        $ 2,627
Ratio of Expenses to Average Net Assets(h)(i)                           1.65%(j)        1.65%          1.65%(j)
Ratio of Net Investment Loss to Average Net Assets(i)                  (1.28%)(j)      (1.16%)        (1.44%)(j)
Portfolio Turnover Rate                                                   23%(g)          50%            23%(k)

(a) From May 1, 2003 to July 31, 2003, the Fund's current fiscal year end.
(b) From October 2, 2001, inception of Class, to April 30, 2002.
(c) The per share information was computed based on average shares for the period ended April 30, 2002.
(d) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2003.
(e) Per share data has been restated.
(f) The applicable sales charge is not included in the Total Return calculation.
(g) Based on operations for the period shown and, accordingly, is not representative of a full year.
(h) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(i) Various Expenses of the Class were voluntarily absorbed by INVESCO for the period ended July 31, 2003, the year ended and April 30, 2003 and the period ended April 30, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.85% (annualized), 2.77% and 3.09%
    (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.48%)
    (annualized), (2.28%) and (2.88%) annualized, respectively.
(j) Annualized
(k) Portfolio Turnover is calculated at the Fund level. Represents the year ended April 30, 2002.

                                                       27

                                                                     PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                                       JULY 31        APRIL 30       APRIL 30
----------------------------------------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - CLASS B                                   2003(a)         2003           2002(b)
PER SHARE DATA
Net Asset Value--Beginning of Period                                 $ 12.49        $  14.86        $ 11.80
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                                                    (0.02)          (0.17)         (0.15)(d)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)      1.32           (2.20)          3.21(d)
================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        1.30           (2.37)          3.06
----------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                       $ 13.79        $  12.49        $ 14.86
================================================================================================================

TOTAL RETURN(e)                                                        10.41%(f)      (15.95%)        25.93%(f)

RATIOS
Net Assets--End of Period ($000 Omitted)                             $ 2,470        $  2,139        $ 1,106
Ratio of Expenses to Average Net Assets(g)(h)                           2.30%(i)        2.30%          2.30%(i)
Ratio of Net Investment Loss to Average Net Assets(h)                  (1.92%)(i)      (1.81%)        (2.14%)(i)
Portfolio Turnover Rate                                                   23%(f)          50%            23%(j)

(a) From May 1, 2003 to July 31, 2003, the Fund's current fiscal year end.
(b) From October 2, 2001, inception of Class, to April 30, 2002.
(c) The per share information was computed based on average shares for the period ended April 30, 2002.
(d) Per share data has been restated.
(e) The applicable CDSC is not included in the Total Return calculation.
(f) Based on operations for the period shown and, accordingly, is not representative of a full year.
(g) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(h) Various Expenses of the Class were voluntarily absorbed by INVESCO for the period ended July 31, 2003, the year ended April 30, 2003 and the period ended April 30, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.68% (annualized), 3.71% and 4.06%
    (annualized), respectively, and ratio of net investment loss to average net assets would have been (3.30%)
    (annualized), (3.22%) and (3.90%) (annualized), respectively.
(i) Annualized
(j) Portfolio Turnover is calculated at the Fund level. Represents the year ended April 30, 2002.

                                                       28

                                                                     PERIOD ENDED     YEAR ENDED   PERIOD ENDED
                                                                       JULY 31         APRIL 30      APRIL 30
----------------------------------------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - CLASS C                                   2003(a)         2003        2002(b)

PER SHARE DATA
Net Asset Value--Beginning of Period                                 $ 12.42        $  14.84     $ 11.80
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                                                    (0.02)          (0.25)      (0.14)(d)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)      1.30           (2.17)       3.18(d)
================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        1.28           (2.42)       3.04
================================================================================================================
Net Asset Value--End of Period                                       $ 13.70        $  12.42     $ 14.84
================================================================================================================

TOTAL RETURN(e)                                                        10.31%(f)      (16.31%)     25.76%(f)

RATIOS
Net Assets--End of Period ($000 Omitted)                             $ 2,308        $  2,063     $   515
Ratio of Expenses to Average Net Assets(g)(h)                           2.30%(i)        2.30%       2.30%(i)
Ratio of Net Investment Loss to Average Net Assets(h)                  (1.92%)(i)      (1.80%)     (2.13%)(i)
Portfolio Turnover Rate                                                   23%(f)          50%         23%(j)

(a) From May 1, 2003 to July 31, 2003, the Fund's current fiscal year end.
(b) From October 2, 2001, inception of Class, to April 30, 2002.
(c) The per share information was computed based on average shares for the period ended April 30, 2002.
(d) Per share data has been restated.
(e) The applicable CDSC is not included in the Total Return calculation.
(f) Based on operations for the period shown and, accordingly, is not representative of a full year.
(g) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(h) Various Expenses of the Class were voluntarily absorbed by INVESCO for the period ended July 31, 2003, the year ended April 30, 2003 and the period ended April 30, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.86% (annualized), 3.88% and 4.45%
    (annualized), respectively, and ratio of net investment loss to average net assets would have been (3.48%)
    (annualized), (3.38%) and (4.28%) (annualized), respectively.
(i) Annualized
(j) Portfolio Turnover is calculated at the Fund level. Represents the year ended April 30, 2002.

                                                       29

NOVEMBER 25, 2003


AIM STOCK FUNDS
INVESCO MID-CAP GROWTH FUND -  INVESTOR CLASS, CLASS A, B, C, AND K

You may obtain additional information about the Fund from several sources.

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November 25, 2003 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.


INTERNET. The current Prospectuses of the Fund may be accessed through the AIM Web site at aiminvestments.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectuses, SAI, annual report, or semiannual report, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C., 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-1474 and 002-26125.





811-1474

PROSPECTUS | NOVEMBER 25, 2003

AIM STOCK FUNDS

INVESCO MID-CAP GROWTH FUND --
INSTITUTIONAL CLASS


A NO-LOAD CLASS OF SHARES OF A MUTUAL FUND DESIGNED FOR INVESTORS SEEKING LONG-TERM CAPITAL GROWTH.


TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.......2
Fund Performance..............................3
Fees And Expenses.............................4
Investment Risks..............................6
Principal Risks Associated With The Fund......6
Temporary Defensive Positions.................7
Fund Management...............................7
Portfolio Managers............................8
Potential Rewards.............................8
Share Price...................................8
Tools Used to Combat Excessive
  Short-Term Trading Activity.................9
How To Buy Shares............................10
Your Account Services........................14
How To Sell Shares...........................14
Taxes........................................15
Dividends And Capital Gain Distributions.....16
Financial Highlights.........................17



The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

A I M Advisors, Inc. ("AIM") is the investment advisor for the Fund, and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") is the sub-advisor for the Fund. On November 25, 2003, a series portfolio of AIM Stock Funds, Inc., a Maryland corporation (the "Company"), was redomesticated as the Fund, which is a series portfolio of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for each series portfolio of the Company. INVESCO Institutional is an affiliate of INVESCO. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."


This Prospectus contains important information about the Fund's Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about other classes of shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246.


THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROW ICON]    POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
--------------------------------------------------------------------------------


[KEY ICON][ARROW ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT THE FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Fund seeks long-term capital growth. It is actively managed. The Fund invests primarily in equity securities and equity-related instruments that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

The Fund normally invests at least 80% of its net assets in common stocks of mid-sized companies. We define mid-sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At June 30, 2003, the smallest company in the Index had a market capitalization of $462.44 million and the largest company had a market capitalization of $10.67 billion.

The Advisor emphasizes core growth companies in the portfolio; that is, those companies that can deliver consistently strong earnings growth, cash flow growth and return on equity. These companies are usually well recognized, mid-sized companies that have market leadership positions, proven management teams, and solid financials.

The Fund is managed in the growth style. At the Advisor, growth investing starts with research from the "bottom up," and focuses on company fundamentals and growth prospects.

We seek companies for the Fund that meet the following standards:

o EXCEPTIONAL GROWTH: The markets and industries they represent are growing significantly faster than the economy as a whole.
o LEADERSHIP: They are leaders-- or emerging leaders-- in these markets, securing their positions through technology, marketing, distribution, or some other innovative means.
o FINANCIAL VALIDATION: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which they can invest. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect the sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Fund is subject to other principal risks such as liquidity, counterparty, foreign securities, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON]  FUND PERFORMANCE

The Fund is the successor to the Pell Rudman Mid-Cap Growth Portfolio (the "Pell Rudman Portfolio") pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman Portfolio shareholders received Institutional Class shares of the Fund. Accordingly, the performance information below is that of the Fund and its predecessor, the Pell Rudman Portfolio. The Pell Rudman Portfolio was managed by Pell Rudman Trust Company, N.A. and had the same investment objective and substantially similar restrictions as the Fund. Thus, performance of the Fund would have been similar.

The bar chart below shows the Fund's Institutional Class shares' actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. The table below shows pre-tax and after-tax average annual total returns for various periods ended December 31, 2002 for the Fund's Institutional Class shares compared to the Russell Midcap Growth Index.


After tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.


The information in the bar chart and table illustrates the variability of the Fund's Institutional Class shares' total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
                    MID-CAP GROWTH FUND - INSTITUTIONAL CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
================================================================================

           '99            '00             '01             '02
          36.69%          6.62%         (10.10%)        (16.47%)
--------------------------------------------------------------------------------
     Best Calendar Qtr.    12/99                26.15%
     Worst Calendar Qtr.   09/01               (19.84%)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     AVERAGE ANNUAL TOTAL RETURN
                                                           AS OF 12/31/02
--------------------------------------------------------------------------------
                                                         1 YEAR  SINCE INCEPTION

Mid-Cap Growth Fund - Institutional Class(1), (2)
   Return Before Taxes                                  (16.47%)      7.22%(3)
   Return After Taxes on Distributions                  (16.47%)      6.47%(3)
   Return After Taxes on Distributions
       and Sale of Fund Shares                          (10.11%)      5.76%(3)
Russell Midcap Growth Index(4)
   (reflects no deduction for fees, expenses, or taxes) (27.41%)     (0.12%)(3)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of the Institutional Class expenses.
(2) Return before taxes for Institutional Class shares of the Fund year-to-date as of the calendar quarter ended September 30, 2003 was 17.24%.
(3) The Pell Rudman Portfolio commenced investment operations on September 10, 1998. Index comparison begins on September 10, 1998.
(4) The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that the Index does not pay brokerage, management, or administrative expenses, all of which are paid by the class and are reflected in its annual returns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT


You pay no fees to purchase Institutional Class shares of the Fund, to exchange to another INVESCO or AIM Fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

Management Fees                                                1.00%

Distribution and Service (12b-1) Fees                           None

Other Expenses(1),(2),(3),(4)                                  2.15%
                                                               -----
Total Annual Fund Operating Expenses(1),(2),(3),(4)            3.15%
                                                               -----
Fee Waivers/Reimbursements(2),(4),(5)                          1.40%

Net Expenses(2),(3),(4),(5)                                    1.75%
                                                               =====


(1) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because its custodian fees were reduced under expense offset arrangements.
(2) The Advisor is entitled to reimbursements from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between the Advisor and the Fund if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after the Advisor incurred the expense. The voluntary expense limitations may be changed at any time following consultation with the board of directors.
(3) Certain expenses of the Institutional Class were absorbed voluntarily by INVESCO for the period ended July 31, 2003, pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the Fund's Institutional Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% and 1.30%, respectively, of the Fund's average net assets attributable to Institutional Class shares.
(4) Annualized for the period of May 1, 2003, change in Fund's year end, through July 31, 2003.
(5) To limit expenses, INVESCO has contractually obligated itself to waive and bear any expenses through July 31, 2004 that would cause the ratio of expenses to average net assets to exceed 1.75%.


EXPENSE EXAMPLE
The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.


The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year and that the Fund's Institutional Class shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Institutional Class shares may be higher or lower, based on these assumptions your costs would be:

               1 YEAR     3 YEARS     5 YEARS     10 YEARS
               $1781      $8401       $1,5281     $3,3601


(1) Class expenses remain the same for each period (except that the example reflects the contractual expense reimbursements by INVESCO for the one-year period and the first year of the three-, five-, and ten-year periods).

[ARROWS ICON]  INVESTMENT RISKS

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

     NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

     NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

     POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUND

You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK
Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-sized businesses are less volatile than those of small businesses. The Fund is free to invest in smaller companies or those that may otherwise be more volatile.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FOREIGN SECURITIES RISKS
Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. The Fund may invest up to 100% of its assets in securities of non-U.S. issuers.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LACK OF TIMELY INFORMATION RISK
Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

                 -----------------------------------------------

Although the Fund generally invests in publicly traded equity securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                                               RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS)
These are securities issued by U.S. banks that           Market, Information,
represent shares of foreign corporations held by         Political, Regulatory,
those banks.  Although traded in U.S. securities         Diplomatic, Liquidity,
markets and valued in U.S. dollars, ADRs carry           and Currency Risks
most of the risks of investing directly in foreign
securities.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller of a security          Counterparty Risk
agrees to buy it back at an agreed-upon price and
time in the future.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.


FUND MANAGEMENT                               INVESTMENT ADVISOR

INVESCO, AIM, INVESCO INSTITUTIONAL AND       AIM is the investment advisor for
ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN      the Fund, and INVESCO
INTERNATIONAL INVESTMENT MANAGEMENT           Institutional is the sub-advisor
COMPANY THAT MANAGES MORE THAN $345.2         for the Fund. INVESCO
BILLION IN ASSETS WORLDWIDE. AMVESCAP IS      Institutional is an affiliate of
BASED IN LONDON, WITH MONEY MANAGERS          INVESCO. AIM is located at 11
LOCATED IN EUROPE, NORTH AND SOUTH            Greenway Plaza, Suite 100,
AMERICA, AND THE FAR EAST.                    Houston, Texas 77046-1173. AIM has
                                              acted as an investment advisor
                                              since its organization in 1976.
                                              Today, AIM, together with its
                                              subsidiaries, advises or manages
                                              over 190 investment portfolios,
                                              encompassing a broad range of
                                              investment objectives. INVESCO
                                              Institutional is located at One
                                              Midtown Plaza, 1360 Peachtree
                                              Street, N.E., Suite 100, Atlanta,
                                              Georgia 30309. As sub-advisor,
                                              INVESCO Institutional is
                                              responsible for the Fund's
                                              day-to-day management, including
                                              the Fund's investment decisions
                                              and the execution of securities
                                              transactions with respect to the
                                              Fund.


ADI is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO, AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.


Prior to November 25, 2003, INVESCO served as the investment advisor for the series portfolio of the Company. The Fund paid 1.00% of its average net assets to INVESCO in the fiscal year ended April 30, 2003 and annualized for the period of May 1, 2003 through July 31, 2003.

PORTFOLIO MANAGERS

The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

MICHELLE FENTON, is a Portfolio Manager of INVESCO Dynamics Fund and INVESCO Mid-Cap Growth Fund. Michelle is also a Portfolio Manager for the INVESCO Technology Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Before joining the investment division of INVESCO in 1998, Michelle worked at Berger Funds as an equity analyst. Prior to that, she was a research analyst at Smith Barney. Michelle received her bachelor's degree in finance from Montana State University.

TIMOTHY J. MILLER, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of the Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a CFA charterholder. Tim holds an M.B.A. from the University of Missouri - St. Louis and a B.S.B.A. from St. Louis University.

POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance.

SUITABILITY FOR INVESTORS
Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. In general, the Fund is most suitable for investors who:

     o are willing to grow their capital over the long term (at least five years).
     o understand that shares of the Fund can, and likely will, have daily price fluctuations.
     o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
     o    primarily seeking current dividend income.

     o unwilling to accept potentially significant changes in the price of Fund shares.

     o    speculating on short-term fluctuations in the stock markets.

SHARE PRICE


CURRENT MARKET VALUE OF FUND'S ASSETS
+ ACCRUED INTERESTS AND DIVIDENDS
- FUND'S DEBTS
INCLUDING ACCRUED EXPENSES
--------------------------
+ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. The Advisor determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.


The Fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Fund's Board of Trustees. The effect of using fair value pricing is that the Fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the Fund's assets may change on days when you will not be able to purchase or redeem Fund shares.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because the Institutional Class's expenses vary from other classes of the Fund, NAV is calculated separately for that class.

All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you. Your instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day's NAV. If the Advisor receives your instructions from you after that time, the instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.


Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and the Advisor would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.


TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the Fund provides its shareholders with daily liquidity, its investment program is designed to serve long-term investors. Excessive short-term trading activity in the Fund's shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the Fund's long-term performance by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "AIM or INVESCO Funds"):

     o    trade activity monitoring;
     o    trading guidelines;
     o    redemption fee on trades in certain AIM and INVESCO Funds; and
     o    selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING
-------------------------

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES
------------------

Currently, if a shareholder exceeds 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM and INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

Effective on or about March 1, 2004, if a shareholder exceeds four exchanges out of a Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE
--------------

Effective on or about November 24, 2003, certain shareholders may be charged a 2% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled "How to Buy Shares - Redemption Fee" for more information.

The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING
------------------

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the AIM or INVESCO Fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the AIM or INVESCO Fund. Please see the section entitled "Share Price" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.


HOW TO BUY SHARES


TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.


The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through ADI.

There is no charge to invest, exchange, or redeem shares when you make transactions directly through ADI. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares.

For all new accounts, please send a completed application form, and specify the Fund or Funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information. If you do not specify a Fund or Funds, your initial investment and any subsequent purchases will automatically go into the AIM Cash Reserve Shares of AIM Money Market Fund, a series of AIM Investment Securities Funds. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Fund's transfer agent, to exchange into the Fund you choose.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If the Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Please remember that if you pay by check or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).


INSTITUTIONAL INVESTORS

--------------------------------------------------------------------------------
Minimum Initial Investment                                      $ 10,000,000
--------------------------------------------------------------------------------
Minimum Balance                                                 $  5,000,000
--------------------------------------------------------------------------------
Minimum Subsequent Investment                                   $  1,000,000
--------------------------------------------------------------------------------
RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS
--------------------------------------------------------------------------------
Minimum Total Plan Assets                                       $100,000,000
--------------------------------------------------------------------------------
Minimum Initial Investment                                      $ 10,000,000
--------------------------------------------------------------------------------
Minimum Balance                                                 $  5,000,000
--------------------------------------------------------------------------------
Minimum Subsequent Investment                                   $  1,000,000
--------------------------------------------------------------------------------


PURCHASE OPTIONS

The following chart shows several ways to invest in the Fund if you invest directly through ADI.

                                        OPENING AN ACCOUNT             ADDING TO ACCOUNT
-----------------------------------------------------------------------------------------------
THROUGH A FINANCIAL CONSULTANT          Contact your                   Same.
                                        financial consultant.
                                        The financial                  These shares are offered
                                        consultant should              only to institutional
                                        mail your completed            investors and qualified
                                        account application            retirement plans.  These
                                        to the transfer                shares are not available to
                                        agent,                         retail investors. AIS does
                                        AIM Investment                 not accept cash, credit
                                        Services, Inc.                 cards, travelers' cheques,
                                        P.O. Box 4497                  credit card checks, instant
                                        Houston, TX                    loan checks, money orders,
                                        77210-4497                     or third party checks
                                                                       unless they are from
                                        The financial                  another financial
                                        consultant should              institution related to a
                                        call the transfer              retirement plan transfer.
                                        agent at
                                        1-800-659-1005 to
                                        receive a reference
                                        number.  Then, use
                                        the following wire
                                        instructions:
                                        Beneficiary Bank
                                        ABA/Routing #1:
                                        113000609

                                       11

                                        OPENING AN ACCOUNT             ADDING TO ACCOUNT
-----------------------------------------------------------------------------------------------
                                        Beneficiary Account
                                        Number: 00100366732
                                        Beneficiary Account
                                        Name:  AIM Investment
                                        Services, Inc.
                                        RFB:  Fund Name,
                                        Reference #
                                        OBI:  Your Name,
                                        Account #


-----------------------------------------------------------------------------------------------
BY TELEPHONE                            Open your account as           Call the transfer agent at
                                        described above.               1-800-659-1005 and wire
                                                                       payment for your
                                                                       purchase order in
                                                                       accordance with the
                                                                       wire instructions noted
                                                                       above.


EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class in another INVESCO fund or another AIM fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:

o Both AIM or INVESCO Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).

o Currently, if you exceed 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

o Effective on or about March 1, 2004, if you exceed four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money
     Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

o Please see the subsection entitled "Tools Used to Combat Excessive Short-Term Trading Activity - Trading Guidelines" for more information.

o Under unusual market conditions, an AIM or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO Funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the AIM or INVESCO Fund into which you wish to exchange are temporarily stopped.



     In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.

     REDEMPTION FEE. Effective on or about November 24, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

           AIM Asia Pacific Growth Fund             AIM High  Yield Fund
           AIM Developing Markets Fund              AIM International Emerging Growth Fund
           AIM European Growth Fund                 AIM International Growth Fund
           AIM European Small Company Fund          AIM Trimark Fund
           AIM Global Aggressive Growth Fund        INVESCO International Blue Chip Value Fund (effective
           AIM Global Growth Fund                     November 24, 2003, name will change to INVESCO
           AIM Global Trends Fund                     International Core Equity Fund)
           AIM Global Value Fund                    INVESCO S&P 500 Index Fund

     The redemption fee will be paid to the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

     The 2% redemption fee will not be charged on transactions involving the following:

           o total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

           o total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

           o total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

           o total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;

           o total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or

           o    redemptions initiated by an AIM or INVESCO Fund.

     The AIM Affiliates' goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM or INVESCO Funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM or INVESCO Funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

     The AIM or INVESCO Funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.


     CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors, and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities, or government agencies) that do not pay commissions or distribution fees.

YOUR ACCOUNT SERVICES

SHAREHOLDER ACCOUNTS. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.


AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.


TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.


TELEPHONE TRANSACTIONS. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out your new account Application.


YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEBSITE AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

HOW TO SELL SHARES


The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.


TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.


If you own shares in more than one Fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.


While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.


AIS usually forwards the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your Fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

HOW TO REDEEM SHARES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. The following chart shows several ways to sell your Fund shares if you invest directly through the Advisor.

METHOD                REDEMPTION MINIMUM      PLEASE REMEMBER
--------------------------------------------------------------------------------
THROUGH A FINANCIAL   Contact your financial  Redemption proceeds will
CONSULTANT            consultant.             be sent in accordance
                                              with the wire instructions
                                              specified in the account
                                              application provided to the
                                              transfer agent. The transfer agent
                                              must receive your financial
                                              intermediary's call before the
                                              close of the customary trading
                                              session on the New York Stock
                                              Exchange (NYSE) on days when the
                                              NYSE is open for business in order
                                              to effect the redemption at the
                                              day's closing price.
--------------------------------------------------------------------------------
BY TELEPHONE                                  A person who has been
                                              authorized in the account
                                              application to effect
                                              transactions may make
                                              redemptions by
                                              telephone.  You must call
                                              the transfer agent before
                                              the close of the
                                              customary trading session
                                              on the NYSE on days when
                                              the NYSE is open for
                                              business in order to
                                              effect the redemption at
                                              the day's closing price.
--------------------------------------------------------------------------------

[GRAPH ICON]      TAXES

Everyone's tax status is unique. We manage the Fund in an effort to provide maximum total returns to all shareholders of the Fund. The Advisor generally focuses on pre-tax results and ordinarily does not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.


TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.


The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.


NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).


However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other funds.


If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund earns ordinary or investment income primarily from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. The Fund can make distributions at other times, if it chooses to do so. Please note that classes with higher expenses are expected to have lower dividends.

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals (20% for gains that a Fund recognized prior to May 6, 2003).

The Fund's daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss at the time of sale. Instead, the loss will be deferred to a later date.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in the same share class of another INVESCO or AIM Fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Institutional Class shares of the Fund and its predecessor, the Pell Rudman Mid-Cap Growth Portfolio (the "Pell Rudman Portfolio") for the period of its operations. The Fund is the successor to the Pell Rudman Portfolio pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman shareholders received Institutional Class shares of the Fund. The financial information below is that of the Pell Rudman Portfolio through October 1, 2001, and the Institutional Class shares of INVESCO Mid-Cap Growth Fund for the period May 1, 2003 through July 31, 2003. Certain information reflects financial results for a single share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in an Institutional Class share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Stock Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November 25, 2003, each series of AIM Stock Funds was a series portfolio of a Maryland corporation named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.). Prior to November 30, 2002, the Fund was a series of INVESCO Counselor Series Funds, Inc. and its fiscal year end was April 30. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus. Please note that the fiscal year end of the Fund has been changed to July 31.


                                                               PERIOD                                                 PERIOD
                                                             ENDED JULY                                                ENDED
                                                                 31                  YEAR ENDED APRIL 30              APRIL 30
-------------------------------------------------------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - INSTITUTIONAL CLASS     2003(a)        2003       2002          2001         2000       1999(b)

PER SHARE DATA
Net Asset Value--Beginning of Period               $ 12.69       $  14.94    $ 14.78      $  19.03     $  12.76    $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                                  (0.03)         (0.11)     (0.15)(d)     (0.13)       (0.12)     (0.02)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                            1.38          (2.14)      0.31(d)      (2.38)        6.41       2.78
===============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      1.35          (2.25)      0.16         (2.51)        6.29       2.76
===============================================================================================================================
Less Dividends and Distributions                      0.00           0.00       0.00          1.64         0.02       0.00
Tax Return of Capital                                 0.00           0.00       0.00          0.10         0.00       0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                   0.00           0.00       0.00          1.74         0.02       0.00
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                     $ 14.04       $  12.69    $ 14.94      $  14.78     $  19.03    $ 12.76
===============================================================================================================================

TOTAL RETURN                                         10.64%(e)     (15.06%)     1.08%       (13.60%)      49.49%     27.50%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)           $ 1,269       $  1,111    $ 2,538      $ 19,742     $ 17,703    $ 6,185
Ratio of Expenses to Average Net Assets(f)(g)         1.30%(h)       1.30%      1.30%         1.30%        1.31%      1.30%(h)
Ratio of Net Investment Loss to Average Net
  Assets(g)                                          (0.93%)(h)     (0.83%)    (1.06%)       (0.90%)      (0.95%)    (0.68%)(h)
Portfolio Turnover Rate                                 23%(e)         50%        23%           41%          42%        24%(e)

(a) From May 1, 2003 to July 31, 2003, the Fund's current fiscal year end.
(b) From September 10, 1998, inception of Class, to April 30, 1999.
(c) The per share information was computed based on average shares for the period ended July 31, 2003 and the year ended
    April 30, 2003.
(d) Per share data has been restated.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

                                                                 17


(g) Various Expenses of the Class were voluntarily absorbed by INVESCO for the period ended July 31, 2003 and the year ended April
    30, 2003. Various Expenses were voluntarily absorbed by INVESCO for the period of October 2, 2001 to April 30, 2002 and by Pell
    Rudman Trust Company, N.A. for the period of May 1, 2001 to October 1, 2001, representing the year ended April 30, 2002. Various
    Expenses were voluntarily absorbed by Pell Rudman Trust Company, N.A. for the years ended April 30, 2001 and 2000 and the period ended April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.15% (annualized), 3.35%, 2.29%, 1.88%, 2.48% and 7.74% (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.78%) (annualized), (2.88%), (2.05%), (1.48%), (2.12%) and (7.12%) (annualized), respectively.
(h) Annualized

                                                                 18

NOVEMBER 25, 2003


AIM STOCK FUNDS
INVESCO MID-CAP GROWTH FUND - INSTITUTIONAL CLASS

You may obtain additional information about the Fund from several sources.

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.


STATEMENT OF ADDITIONAL INFORMATION. The SAI dated November 25, 2003 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.


INTERNET. The current Prospectus, SAI, annual report and semiannual report are available on the SEC Web site at www.sec.gov.


To obtain a free copy of the current Prospectus, SAI, annual report, and semiannual report of the Fund, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C., 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-1474 and 002-26125.





811-1474

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AIM STOCK FUNDS



INVESCO Dynamics Fund- Investor Class, Institutional Class, Class A, B, C, and K
    INVESCO Small Company Growth Fund - Investor Class, Class A, B, C, and K
       INVESCO S&P 500 Index Fund - Investor Class and Institutional Class




Address:                                        Mailing Address:
4350 South Monaco Street, Denver, CO 80237      P.O. Box 173706,
                                                Denver, CO 80217-3706

                                   Telephone:

                           In continental U.S., call:

                                 1-800-347-4246



                                November 25, 2003
 ------------------------------------------------------------------------------

A prospectus for the Investor Class and, if applicable, Class A, B, C, and K shares of INVESCO Dynamics, INVESCO Small Company Growth and INVESCO S&P 500 Index Funds; a Prospectus for INVESCO Dynamics Fund - Institutional Class; and a Prospectus for INVESCO S&P 500 Index Fund - Institutional Class each dated November 25, 2003, provide the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectuses; in other words, this SAI is legally part of the Funds' Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses. The financial statements for the Funds for the fiscal year ended July 31, 2003 are incorporated herein by reference from INVESCO Stock Funds, Inc.'s Annual Report to Shareholders dated July 31, 2003. Prior to November 25, 2003, each series of AIM Stock Funds was a series portfolio of a Maryland corporation named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.)

You may obtain, without charge, the current Prospectuses, SAI, and annual and semiannual reports of the Funds by writing to AIM Investment Services, Inc. ("AIS"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246.
The Prospectus, annual report, and semiannual report of the Investor Class, Class A, B, C, and K shares of the Funds are also available through the AIM website at aiminvestments.com.

TABLE OF CONTENTS

The Trust..............................................................3

Investments, Policies, and Risks.......................................4

Investment Restrictions...............................................26

Management of the Funds...............................................28

Other Service Providers...............................................77

Brokerage Allocation and Other Practices..............................78

Shares of Beneficial Interest.........................................80

Tax Consequences of Owning Shares of a Fund...........................81

Performance...........................................................83

Proxy Voting..........................................................89

Code of Ethics........................................................92

Financial Statements..................................................92

Appendix A............................................................93

THE TRUST


AIM Stock Funds (formerly, INVESCO Stock Funds, Inc., the "Trust") was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of INVESCO Stock Funds, Inc. was redomesticated as a new series of the Trust on November 25, 2003. INVESCO Stock Funds, Inc. (the "Company") was incorporated under the laws of Maryland as INVESCO Dynamics Fund, Inc. on April 2, 1993. On July 1, 1993, the Company assumed all of the assets and liabilities of Financial Dynamics Fund, Inc. ("FDF"), which was incorporated in Colorado on February 17, 1967. All financial and other information about the Company for period prior to July 1, 1993 related to FDF. On June 26, 1997, the Company changed its name to INVESCO Capital Appreciation Funds, Inc. and designated two series of shares of common stock of the Trust as the INVESCO Dynamics Fund and the INVESCO Growth & Income Fund. On August 28, 1998, the Company changed its name to INVESCO Equity Funds, Inc. On October 29, 1998 the Company changed its name to INVESCO Stock Funds, Inc. On July 15, 1999, the Company assumed all of the assets and liabilities of INVESCO Growth Fund, a series of INVESCO Growth Fund, Inc.; INVESCO Small Company Growth Fund, a series of INVESCO Emerging Opportunity Funds, Inc.; INVESCO S&P 500 Index Fund, a series of INVESCO Specialty Funds, Inc.; and INVESCO Value Equity Fund, a series of INVESCO Value Trust. On November 30, 2002, the Trust assumed all of the assets and liabilities of the INVESCO Mid-Cap Growth Fund, a series of INVESCO Counselor Series Funds, Inc. On October 1, 2003, the Company changed its name to AIM Stock Funds, Inc.

The Trust is an open-end, diversified, management investment company currently consisting of four portfolios of investments: INVESCO Dynamics Fund - Investor Class, Institutional Class, Class A, B, C, and K; INVESCO Mid-Cap Growth Fund - Investor Class, Institutional Class, Class A, B, C, and K; INVESCO Small Company Growth Fund - Investor Class, Class A, B, C, and K; INVESCO S&P 500 Index Fund - Investor Class and Institutional Class (each a "Fund" and collectively, the "Funds"). INVESCO Mid-Cap Growth Fund has a separate SAI. Additional funds and classes may be offered in the future.


"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds.

Standard & Poor's, a division of The McGraw-Hill Companies ("S&P") has no obligation to take the needs of the Funds' investment advisor ("Advisor") or the owners of the INVESCO S&P 500 Index Fund ("Index Fund") into consideration in determining, composing, or calculating the Standard & Poor's Composite Stock Price Index ("Index"). S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Fund or the timing of the issuance or sale of the Index Fund or in the determination or calculation of the equation by which the Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the Index Fund or any other person or entity from the use of the Index or any data included therein. S&P makes no express or implied warranty, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor and AIM Distributors, Inc. ("ADI"). The Index Fund is not sponsored, endorsed, sold or promoted by S&P and it makes no representation regarding the advisability of investing in the Index Fund.


INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRs AND EDRs -- American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except that they are typically issued by European banks or trust companies.


CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Trust's Board of Trustees ("Board"). Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.


The Funds may also invest in bankers' acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.


COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Advisor will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.


DEBT SECURITIES -- Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.


Moody's Investors Service, Inc. ("Moody's") and S&P ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Small Company Growth Fund may invest up to 25% and 5%, respectively, of their respective portfolios in lower-rated debt securities, which are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although a Fund may invest in debt securities assigned lower-grade ratings by S&P or Moody's, at the time of purchase, the Funds are not permitted to invest in bonds that are in default or are rated CCC or below by S&P or Caa or below by Moody's or, if unrated, are judged by the Advisor to be of equivalent quality. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, the Advisor will limit Fund investments to debt securities which the Advisor believes are not highly speculative and which are rated at least B by S&P or Caa by Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.


Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's, or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds, except for S&P 500 Index Fund, may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Funds may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

SECTOR RISK -- Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to the economic, business or other developments which generally affect that sector.

EUROBONDS AND YANKEE BONDS (All Funds, except S&P 500 Index Fund) -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS, AND OTHER FINANCIAL INSTRUMENTS

GENERAL. The Advisor and/or sub-advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of a Fund."

In addition to the instruments and strategies described below, the advisor and/or sub-advisor may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

SPECIAL RISKS. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the advisor and/or sub-advisor employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the advisor and/or sub-advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a

Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the advisor and/or sub-advisor wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the advisor and/or sub-advisor wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent

"variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the advisor and/or sub-advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor and/or sub-advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY DEPOSITS. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the advisor anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the advisor anticipates. There is no assurance that the advisor's and/or sub-advisor's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

COMBINED POSITIONS. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS, AND COLLARS. The Funds are authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRs -- Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

ILLIQUID SECURITIES (All Funds, except S&P 500 Index Fund) -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the- counter market.

INITIAL PUBLIC OFFERINGS ("IPOS") -- The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund for as long as it has a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investment, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.



INTERFUND BORROWING AND LENDING PROGRAM -- Pursuant to an exemptive order issued by the SEC dated December 21, 1999, a Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Advisor (as defined herein) or its affiliates. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed. A Fund will only lend money when the interest rate on interfund loans is higher than the rate on overnight repurchase agreements and the yield on the institutional class of shares of an affiliated money market fund.


INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by the Advisor and its affiliates (pursuant to an exemptive order dated June 9, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETFs shares are sold and redeemed at the net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and a Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.


MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related, and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS, AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit ("REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing, or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion ("liquidity protection"). In addition, asset-backed securities may include insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

REAL ESTATE INVESTMENT TRUSTS - To the extent consistent with their investment objectives and policies, the Funds may invest in securities issued by real estate investment trusts ("REITs").

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Funds have the ability to invest in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements, or "REPOs" on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.


The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Advisor. The Advisor and the applicable sub-advisor must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.


As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


RULE 144A SECURITIES (All Funds, except S&P 500 Index Fund) -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Board has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Board has given the Advisor the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the Board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.



SECURITIES LENDING -- Each Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions to earn income or generate cash for liquidity. When the Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Board. A Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions or the Fund may be unable to exercise certain ownership rights. A Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. A Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an "Agent").

The Advisor provides the following services in connection with the securities lending activities of each Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which specific securities are available for loan; (c) monitors the Agent's loan activities to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the Board with respect to securities lending activities; (e) responds to Agent inquiries; and
(f) performs such other duties as necessary.

The Funds rely on an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have the Advisor or an affiliate of the Advisor as an investment advisor.


SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Funds may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

UNSEASONED ISSUERS -- The Funds may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgagebacked securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. A Fund will invest in securities of such instrumentalities only when the Advisor and the applicable sub-advisors are satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. Each Fund may not:

      1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

      2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
      (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

      3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

      4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

      5. issue senior securities, except as permitted under the 1940 Act;

      6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

      7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

      8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.


In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

      A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.


      B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).


      C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

      E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

      Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth the preceding sentence.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR AND SUB-ADVISOR

A I M Advisors, Inc. ("AIM") is the investment advisor for each Fund, and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") is the sub-advisor for the Dynamics, Small Company Growth and S&P 500 Index Funds. On November 25, 2003, the series portfolios of AIM Stock Funds, Inc., a Maryland corporation (the "Company"), were redomesticated as the Funds, which are series of portfolios of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for each series portfolio of the Company. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.

INVESCO Institutional, located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, is responsible for the Funds' day-to-day management, including the Funds' investment decisions and the execution of securities transactions with respect to the funds. INVESCO Institutional is an affiliate of INVESCO.

AIM, INVESCO and INVESCO Institutional are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $345.2 billion in assets under management as of September 30, 2003.


AMVESCAP PLC's North American subsidiaries include:

     AMVESCAP Retirement, Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors and institutional plan providers.


     AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company) (ANTC), a wholly-owned subsidiary of ARI maintains an institutional retirement trust containing 34 collective trust funds designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.

     INVESCO Institutional, Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO Institutional includes the following Groups and
     Divisions:


            INVESCO Capital Management Group, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.


            INVESCO National Asset Management Division, Atlanta, Georgia, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions (Taft-Hartley), mutual funds and individuals.

            INVESCO Fixed Income/Stable Value Division, Louisville, Kentucky, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

            INVESCO Financial Institutions Group, Atlanta, Georgia, provides investment management services through separately managed account programs offered by brokerage firms.

            INVESCO Structured Products Group, New York, New York, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.

            INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITs, and publicly traded stocks of companies deriving substantial revenues from real estate industry activities.

            INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group's main product is global asset allocation.


A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans, and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1AG, England.


INVESTMENT ADVISORY AGREEMENT WITH AIM

AIM is responsible for supervising all aspects of the Funds' operations and providing investment advisory services to the Funds. AIM will obtain and evaluate economic, statistical and financial information to formulate and implement investment programs for the Funds. The advisory agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to the Funds are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

Under the advisory agreement, AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The advisory agreement provides that each Fund will pay or cause to be paid all ordinary business expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, accounting, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

As full compensation for its advisory services to the Trust, AIM receives a monthly fee from each Fund. The fee is allocated daily to each Class based on the relative proportion of net assets represented by such Class. The fee is calculated at the annual rate of:

Dynamics Fund

     o  0.60% on the first $350 million of each Fund's average net assets;

     o  0.55% on the next $350 million of each Fund's average net assets;

     o  0.50% of each Fund's average net assets from $700 million;

     o  0.45% of each Fund's average net assets from $2 billion;

     o  0.40% of each Fund's average net assets from $4 billion;

     o  0.375% of each Fund's average net assets from $6 billion; and

     o  0.35% of each Fund's average net assets from $8 billion.

Small Company Growth Fund

     o  0.75% on the first $350 million of the Fund's average net assets;

     o  0.65% on the next $350 million of the Fund's average net assets;

     o  0.55% of the Fund's average net assets from $700 million;

     o  0.45% of the Fund's average net assets from $2 billion;

     o  0.40% of the Fund's average net assets from $4 billion;

     o  0.375% of the Fund's average net assets from $6 billion; and

     o  0.35% of the Fund's average net assets from $8 billion.

S&P 500 Index Fund

     o  0.25% of the Fund's average net assets.


AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed below in the section entitled "Advisory Fees Paid to INVESCO" and in the Funds' Prospectus.




AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.


BOARD APPROVAL OF ADVISORY AGREEMENT

At the request of AIM, the Board discussed the approval of the advisory agreement at an in-person meeting held on August 12-13, 2003. The trustees who are not affiliated with the Advisor (the "Independent Trustees") also discussed the approval of the advisory agreement with independent counsel prior to that meeting. In evaluating the advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the then-current advisory agreement with INVESCO and the advisory agreement with AIM:

     o THE QUALIFICATIONS OF AIM TO PROVIDE INVESTMENT ADVISORY SERVICES. The Board reviewed the credentials and experience of the officers and employees of AIM who would provide investment advisory services to the Funds, and noted that the persons providing portfolio management services to the Funds would not change.

     o THE RANGE OF ADVISORY SERVICES PROVIDED BY AIM. The Board reviewed the services to be provided by AIM under the advisory agreement, and noted that no material changes in the level or type of services provided under the then-current advisory agreement with INVESCO would occur other than the provision by AIM of certain administrative services if the Funds engage in securities lending.

     o QUALIFICATIONS OF AIM TO PROVIDE A RANGE OF MANAGEMENT AND ADMINISTRATIVE SERVICES. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the elimination from the advisory agreement of the provision of administrative services to the Funds. The Board also reviewed the form of Master Administrative Services Agreement, noted that the overall services to be provided under the then-existing arrangements and under the Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the advisory agreement and the Master Administrative Services Agreement.

     o THE PERFORMANCE RECORD OF EACH FUND. The Board reviewed the performance record of each Fund and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of each Fund and is able, therefore, to provide advisory and administrative services to each Fund.

     o ADVISORY FEES AND EXPENSES. The Board examined the expense ratio and the level of advisory fees for each Fund under the then-current advisory agreement and compared them with the advisory fees expected to be incurred under the new advisory agreement. The Board concluded that the projected expense ratio and advisory fees for each Fund under the advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the advisory agreement. The advisory fees that are being proposed under the advisory agreement are the same as the advisory fees paid to INVESCO under the then-current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both the Funds and AIM by officers and trustees which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that a Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     o THE PROFITABILITY OF AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before a Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of that Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If a Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a Fund that have already been invested, and the investment of the cash collateral is intended to benefit the Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     o THE TERMS OF THE ADVISORY AGREEMENT. The Board reviewed the terms of the new advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist each Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which each Fund operates, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of each Fund and its shareholders to approve the advisory agreement between the Trust and AIM for the Funds. In so doing, they were advised by independent counsel, retained by the Independent Trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The advisory agreement will expire, unless renewed, on or before June 30, 2005.

ADVISORY FEES PAID TO INVESCO

Prior to November 25, 2003, INVESCO served as investment advisor to the Funds. During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown, so that INVESCO's fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and the Advisor. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

                                 ADVISORY        TOTAL EXPENSE    TOTAL EXPENSE
                                FEE DOLLARS     REIMBURSEMENTS     LIMITATIONS
                                -----------     --------------     -----------

INVESTOR CLASS
--------------

DYNAMICS FUND
Year Ended July 31, 2003         $17,508,225        $8,960,691           1.20%
Year Ended July 31, 2002         $24,987,474        $1,017,405           1.20%
Year Ended July 31, 2001         $34,407,534                $0           1.20%

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003          $5,237,882        $1,319,448           1.50%
Year Ended July 31, 2002          $7,217,490                $0           1.50%
Year Ended July 31, 2001          $9,158,751                $0           1.50%

S&P 500 INDEX FUND
Year Ended July 31, 2003            $384,023          $613,602           0.65%
Year Ended July 31, 2002            $332,992          $474,747           0.65%
Year Ended July 31, 2001            $258,955          $371,496          0.65%(1)

INSTITUTIONAL CLASS
-------------------

DYNAMICS FUND
Year Ended July 31, 2003            $133,676                $0           0.95%
Year Ended July 31, 2002             $88,866                $0           0.95%
Year Ended July 31, 2001             $80,535                $0           0.95%

S&P 500 INDEX FUND
Year Ended July 31, 2003              $3,313           $24,137           0.35%
Year Ended July 31, 2002              $1,023           $28,777           0.35%
Year Ended July 31, 2001              $5,062           $30,289           0.35%

CLASS A
-------

DYNAMICS FUND
Year Ended July 31, 2003             $31,256                $0          1.30%(2)
Period Ended July 31, 2002(3)         $2,179                $0           1.80%

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003             $24,755                $0          1.60%(4)
Period Ended July 31, 2002(3)         $2,819                $0           1.75%

CLASS B
-------

DYNAMICS FUND
Year Ended July 31, 2003              $3,953            $4,432          1.95%(6)
Period Ended July 31, 2002(3)           $450                $0           2.35%

                                   ADVISORY        TOTAL EXPENSE   TOTAL EXPENSE
                                  FEE DOLLARS     REIMBURSEMENTS    LIMITATIONS
                                  -----------     --------------    -----------

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003              $1,459            $3,770          2.25%(7)
Period Ended July 31, 2002(3)            $84                $0           2.65%

CLASS C
-------

DYNAMICS FUND
Year Ended July 31, 2003             $77,150          $169,045           1.95%
Year Ended July 31, 2002            $133,005           $56,491           1.95%
Year Ended July 31, 2001             $91,390                $0           1.95%

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003             $26,467           $49,264           2.25%
Year Ended July 31, 2002             $20,149           $14,378           2.25%
Year Ended July 31, 2001             $14,733                $0           2.25%

CLASS K
-------

DYNAMICS FUND
Year Ended July 31, 2003            $203,595           $82,626           1.40%
Year Ended July 31, 2002            $200,382                $0           1.40%
Period Ended July 31, 2001(8)             $4               $15           1.40%

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003            $483,257        $1,020,674           1.70%
Period Ended July 31, 2002(9)       $324,298                $0           1.70%



(1) Effective May 1, 2001, the Total Expense Limitation was changed to 0.65%.

(2) Effective August 1, 2002, the Total Expense Limitation was changed to 1.30%.

(3) For the period April 1, 2002, inception of Class, through July 31, 2002.

(4) Effective August 1, 2002, the Total Expense Limitation was changed to 1.60%.

(5) Effective August 1, 2002, the Total Expense Limitation was changed to 1.40%.

(6) Effective August 1, 2002, the Total Expense Limitation was changed to 1.95%.

(7) Effective August 1, 2002, the Total Expense Limitation was changed to 2.25%.

(8) For the period December 1, 2000, inception of Class, through July 31, 2001.

(9) For the period December 17, 2001, inception of Class, through July 31, 2002.

SUB-ADVISORY AGREEMENT

INVESCO Institutional provides investment sub-advisory services to the Funds under a Master Sub-Advisory Contract with AIM.

INVESCO Institutional is registered as an investment advisor under the Advisers Act. Under the Master Sub-Advisory Contract, the Funds will are supervised by investment managers who utilize INVESCO Institutional's facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.

For the services rendered by INVESCO Institutional under the Master Sub-Advisory Contract, AIM pays INVESCO Institutional a fee which is computed daily and paid as of the last day of each month on the basis of a Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. On an annual basis, the sub-advisory fee if equal to 0.40% of AIM's compensation of the sub-advised assets per year, for the Funds.

BOARD APPROVAL OF SUB-ADVISORY AGREEMENT

At the request of AIM and INVESCO Institutional, the Board discussed the approval of the sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The Independent Trustees also discussed the approval of the sub-advisory agreement with independent counsel prior to that meeting. In evaluating the sub-advisory agreement, the Board requested and received information from AIM and INVESCO Institutional to assist in its deliberations.

The Board considered the following factors in determining the reasonableness and fairness of the sub-advisory agreement between AIM and INVESCO Institutional for each Fund:

     o THE RANGE OF SUB-ADVISORY SERVICES PROVIDED BY INVESCO INSTITUTIONAL. The Board reviewed the services to be provided by INVESCO Institutional under the sub-advisory agreement, and noted that the level and type of investment advisory services under the sub-advisory agreement would comparable to those provided by INVESCO under Trust's then-current advisory agreement with INVESCO.

     o THE FEES PAYABLE TO INVESCO INSTITUTIONAL FOR ITS SERVICES. The Board noted that if the sub-advisory agreement is approved, INVESCO Institutional would receive compensation based on that portion of the assets of a Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the changes to the compensation to INVESCO Institutional would have no effect on any Fund, since the fees are payable by AIM.

     o THE PERFORMANCE RECORDS OF THE FUNDS. The Board reviewed the performance record of each Fund and noted that the same portfolio management team would be providing investment advisory services to each Fund under the sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to each Fund, after considering performance information that it received during the past year from INVESCO.

     o THE PROFITABILITY OF INVESCO INSTITUTIONAL. The Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the sub-advisory fees are less than the advisory fees received by INVESCO under the then-current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to each Fund.

     o THE TERMS OF THE SUB-ADVISORY AGREEMENT. The Board reviewed the terms of the sub-advisory agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which each Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of each Fund and its shareholders to approve the sub-advisory agreement between AIM and INVESCO Institutional for each Fund. In so doing, they were advised by independent counsel, retained by the Independent Trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The sub-advisory agreement will expire, unless renewed, on or before June 30, 2005.

ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement, AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the Independent Trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

TRANSFER AGENCY AGREEMENT

AIM Investment Services, Inc. 11 Greenway Plaza, Suite 100, Houston TX 77046, is the Trust's transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement dated November 20, 2003 with the Trust.


The Transfer Agency Agreement provides that each Fund pays AIM an annual fee of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month.


ADMINISTRATIVE SERVICES AND TRANSFER AGENCY FEES PAID TO INVESCO

Prior to November 25, 2003 and November 20, 2003, respectively, INVESCO served as administrator and transfer agent to the Funds.

During the periods outlined in the table below, the Funds paid the following fees to INVESCO (in some instances, prior to the voluntary absorption of certain Fund expenses by INVESCO and the sub-advisor, where applicable). To limit expenses, INVESCO has contractually obligated itself to waive fees and bear any expenses through July 31, 2004 at the following rates: 2.10% of total expenses of Class A shares, 2.75% of total expenses of each of Class B and Class C shares, and 2.20% of total expenses of Class K shares. The Advisor is entitled to reimbursement by a class of any fees waived pursuant to this arrangement if such reimbursement does not cause the class to exceed the current expense limitations and the reimbursement is made within three years after INVESCO incurred the expense. The fees are allocated daily to each class based on the relative proportion of net assets represented by such class.




                                                 ADMINISTRATIVE    TRANSFER
                                    ADVISORY        SERVICES        AGENCY
                                    --------        --------        ------
INVESTOR CLASS
--------------

DYNAMICS FUND
Year Ended July 31, 2003          $17,508,225     $1,612,067     $21,742,271
Year Ended July 31, 2002          $24,987,474     $2,433,155     $21,766,055
Year Ended July 31, 2001          $34,407,534     $3,551,891     $18,090,628

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003           $5,237,882       $359,680      $4,860,422
Year Ended July 31, 2002           $7,217,490       $518,145      $4,947,246
Year Ended July 31, 2001           $9,158,751       $673,564      $4,584,251

S&P 500 INDEX FUND
Year Ended July 31, 2003             $384,023        $79,050        $538,547
Year Ended July 31, 2002             $332,992        $69,908        $379,383
Year Ended July 31, 2001             $258,955        $56,417        $250,087

INSTITUTIONAL CLASS
-------------------

DYNAMICS FUND
Year Ended July 31, 2003             $133,676        $12,307         $40,820
Year Ended July 31, 2002              $88,866         $8,601            $152
Year Ended July 31, 2001              $80,535         $8,337             $60

S&P 500 INDEX FUND
Year Ended July 31, 2003               $3,313           $670         $12,373
Year Ended July 31, 2002               $1,023           $215         $14,415
Year Ended July 31, 2001               $5,062         $1,106          $9,449

CLASS A
-------

DYNAMICS FUND
Year Ended July 31, 2003              $31,256         $2,877         $14,560
Period Ended July 31, 2002(1)          $2,179           $207            $504

                                                   ADMINISTRATIVE    TRANSFER
                                      ADVISORY        SERVICES        AGENCY
                                      --------        --------        ------

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003              $24,755         $1,703          $5,949
Period Ended July 31, 2002(1)          $2,819           $198            $203

CLASS B
-------

DYNAMICS FUND
Year Ended July 31, 2003               $3,953           $364          $2,254
Period Ended July 31, 2002(1)            $450            $43            $199

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003               $1,459           $100          $1,024
Period Ended July 31, 2002(1)             $84             $6             $34

CLASS C
-------

DYNAMICS FUND
Year Ended July 31, 2003              $77,150         $7,104        $161,928
Year Ended July 31, 2002             $133,005        $12,954        $128,811
Year Ended July 31, 2001              $91,390         $9,364         $58,862

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003              $26,467         $1,817         $52,061
Year Ended July 31, 2002              $20,149         $1,446        $ 23,314
Year Ended July 31, 2001              $14,733         $1,084          $8,724

CLASS K
-------

DYNAMICS FUND
Year Ended July 31, 2003             $203,595        $18,746        $235,342
Year Ended July 31, 2002             $200,382        $19,487        $142,789
Period Ended July 31, 2001(2)              $4             $0             $19

SMALL COMPANY GROWTH FUND
Year Ended July 31, 2003             $483,257        $33,194      $1,373,520
Period Ended July 31, 2002(3)        $324,298        $23,237             $26


(1) For the period April 1, 2002, inception of Class, through July 31, 2002.
(2) For the period December 1, 2000, inception of Class, through July 31, 2001.
(3) For the period December 17, 2001, inception of Class, through July 31, 2002.


TRUSTEES AND OFFICERS OF THE TRUST


The overall direction and supervision of the Trust comes from the Board. The Board is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The officers of the Trust, all of whom are officers and employees of AIM or INVESCO, are responsible for the day-to-day administration of the Trust and the Funds. The officers of the Trust receive no direct compensation from the Trust or the Funds for their services as officers. The Advisor has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of the Advisor.

The tables below provide information about each of the Trust's trustees and officers. The first table provides information for the Independent Trustees, and the second table provides information for the trustees who are "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "Interested Trustees"). For the Interested Trustees, information about their principal occupations and other directorships reflects their affiliation with the Advisor and its affiliated companies.

Independent Trustees
Name, Address, and Year of       Position(s) Held       Principal Occupation(s)       Number of Funds in    Other Directorships
Birth                            With Trust, Term of    During Past Five Years(2)     Fund Complex          Held by Trustee
                                 Office(1) and Length                                 Overseen by Trustee
                                 of Time Served(2)


Bob R. Baker - 1936              Trustee                Consultant (2000-present).    95                    Director/Trustee of 15
37 Castle Pines Dr. N.                                  Formerly, President and                             of the 17 AIM Funds and
Castle Rock, Colorado 80104                             Chief Executive Officer                             the 10 INVESCO Funds
                                                        (1988-2000) of AMC
                                                        Cancer Research Center,
                                                        Denver, Colorado;
                                                        formerly, Chairman of
                                                        the Board and Chief
                                                        Executive Officer of
                                                        First Columbia Financial
                                                        Corporation

James T. Bunch - 1942            Trustee                Co-President and Founder of   95                    Director/Trustee of 15
3600 Republic Plaza              (2000-present)         Green, Manning & Bunch                              of the 17 AIM Funds and
370 Seventeenth Street                                  Ltd., Denver, Colorado                              the 10 INVESCO Funds
Denver, Colorado  80202                                 (1988-present) (investment
                                                        banking firm); Director,
                                                        Policy Studies, Inc. and
                                                        Van Guilder Insurance
                                                        Corporation; formerly,
                                                        General Counsel and
                                                        Director of Boettcher &
                                                        Co., Denver, Colorado; and
                                                        formerly, Chairman and
                                                        Managing Partner, law firm
                                                        of Davis, Graham & Stubbs,
                                                        Denver, Colorado

Name, Address, and Year of       Position(s) Held       Principal Occupation(s)       Number of Funds in    Other Directorships
Birth                            With Trust, Term of    During Past Five Years(2)     Fund Complex          Held by Trustee
                                 Office(1) and Length                                 Overseen by Trustee
                                 of Time Served(2)

Gerald J. Lewis - 1933           Trustee                Chairman of Lawsuit           95                    General Chemical Group,
701 "B" Street                   (2000-present)         Resolution Services, San                            Inc., Hampdon, New
Suite 2100                                              Diego, California                                   Hampshire
San Diego, California  92101                            (1987-present). Formerly,                           (1996-present).
                                                        Associate Justice of the                            Wheelabrator
                                                        California Court of Appeals                         Technologies, Inc.
                                                                                                            (waste management
                                                                                                            company), Fisher
                                                                                                            Scientific, Inc., Henley
                                                                                                            Manufacturing, Inc.
                                                                                                            (laboratory supplies),
                                                                                                            and California Coastal
                                                                                                            Properties, Inc.;
                                                                                                            Director/Trustee of 15
                                                                                                            of the 17 AIM Funds and
                                                                                                            the 10 INVESCO Funds

Larry Soll, Ph.D. - 1942         Trustee                Retired.                      95                    Director of Synergen
2358 Sunshine Canyon Drive                                                                                  since incorporation in
Boulder, Colorado  80302                                                                                    1982; Director of Isis
                                                                                                            Pharmaceuticals, Inc.;
                                                                                                            Director/Trustee of 15
                                                                                                            of the 17 AIM Funds and
                                                                                                            the 10 INVESCO Funds

Frank S. Bayley - 1939           Trustee(3)             Of Counsel, law firm of       103                   Badgley Fund, Inc.
11 Greenway Plaza                                       Baker & McKenzie                                    (registered investment
Suite 100                                                                                                   company); Director/
Houston, Texas  77046                                                                                       Trustee of the 17 AIM
                                                                                                            Funds and the 10 INVESCO
                                                                                                            Funds

Bruce L. Crockett - 1944         Trustee(3)             Chairman, Crockett            103                   ACE Limited (insurance
11 Greenway Plaza                                       Technology Associates                               company); and Captaris,
Suite 100                                               (technology consulting                              Inc. (unified messaging
Houston, Texas  77046                                   company)                                            provider); Director/
                                                                                                            Trustee of the 17 AIM
                                                                                                            Funds and the 10 INVESCO
                                                                                                            Funds


Name, Address, and Year of       Position(s) Held       Principal Occupation(s)       Number of Funds in    Other Directorships
Birth                            With Trust, Term of    During Past Five Years(2)     Fund Complex          Held by Trustee
                                 Office(1) and Length                                 Overseen by Trustee
                                 of Time Served(2)

Albert R. Dowden - 1941          Trustee(3)             Director of a number of       103                   Cortland Trust, Inc.
11 Greenway Plaza                                       public and private business                         (Chairman) (registered
Suite 100                                               corporations, including the                         investment company);
Houston, Texas  77046                                   Boss Group, Ltd. (private                           Annuity and Life Re
                                                        investment and management)                          (Holdings) Ltd.
                                                        and Magellan Insurance                              (insurance company);
                                                        Company; formerly,                                  Director/Trustee of the
                                                        President Chief Executive                           17 AIM Funds and the 10
                                                        Officer and Director, Volvo                         INVESCO Funds
                                                        Group North America, Inc.;
                                                        Senior Vice President, AB
                                                        Volvo; and director of
                                                        various affiliated Volvo
                                                        companies

Edward K. Dunn, Jr. - 1935       Trustee(3)             Formerly, Chairman,           103                   Director/Trustee of the
11 Greenway Plaza                                       Mercantile Mortgage Corp.;                          17 AIM Funds and the 10
Suite 100                                               President and Chief                                 INVESCO Funds
Houston, Texas  77046                                   Operating Officer,
                                                        Mercantile-Safe Deposit &
                                                        Trust Co.; and President,
                                                        Mercantile Bankshares Corp.

Jack M. Fields - 1952            Trustee(3)             Chief Executive Officer,      103                   Administaff;
11 Greenway Plaza                                       Twenty First Century Group,                         Director/Trustee of the
Suite 100                                               Inc. (government affairs                            17 AIM Funds and the 10
Houston, Texas  77046                                   company) and Texana Timber                          INVESCO Funds
                                                        LP

Carl Frischling - 1937           Trustee(3)             Partner, law firm of Kramer   103                   Cortland Trust, Inc.
11 Greenway Plaza                                       Levin Nftalis and Frankel                           (registered investment
Suite 100                                               LLP                                                 company); Director/
Houston, Texas  77046                                                                                       Trustee of the 17 AIM
                                                                                                            Funds and the 10 INVESCO
                                                                                                            Funds

Name, Address, and Year of       Position(s) Held       Principal Occupation(s)       Number of Funds in    Other Directorships
Birth                            With Trust, Term of    During Past Five Years(2)     Fund Complex          Held by Trustee
                                 Office(1) and Length                                 Overseen by Trustee
                                 of Time Served(2)

Prema Mathai-Davis - 1950        Trustee(3)             Formerly, Chief Executive     103                   Director/Trustee of the
11 Greenway Plaza                                       Officer, YWCA of the USA                            17 AIM Funds and the 10
Suite 100                                                                                                   INVESCO Funds
Houston, Texas  77046

Lewis F. Pennock - 1942          Trustee(3)             Partner, law firm of          103                   Director/Trustee of the
11 Greenway Plaza                                       Pennock & Cooper                                    17 AIM Funds and the 10
Suite 100                                                                                                   INVESCO Funds
Houston, Texas  77046

Ruth H. Quigley - 1935           Trustee(3)             Retired                       103                   Director/Trustee of the
11 Greenway Plaza                                                                                           17 AIM Funds and the 10
Suite 100                                                                                                   INVESCO Funds
Houston, Texas  77045

Louis S. Sklar - 1939            Trustee(3)             Executive Vice President,     103                   Director/Trustee of the
11 Greenway Plaza                                       Hines (real estate                                  17 AIM Funds and the 10
Suite 100                                               development company)                                INVESCO Funds
Houston, Texas  77045


Interested Trustees and Officers

Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

Name, Address, and Year of     Position(s) Held With     Principal Occupation(s)      Number of Funds in     Other Directorships
Birth                          Trust, Term of Office(1)  During Past Five Years(2)    Fund Complex           Held by Trustee
                               and Length of Time                                     Overseen by Trustee
                               Served(2)


Robert H. Graham - 1946        Trustee, Chairman and     Director and Chairman,       103                    Director/Trustee of the
11 Greenway Plaza              President(3)              A I M Management Group                              17 AIM Funds and the 10
Suite 100                                                Inc. (financial services                            INVESCO Funds
Houston, Texas  77046                                    holding company); Director
                                                         and Vice Chairman,
                                                         AMVESCAP PLC and Chairman
                                                         of AMVESCAP PLC - AIM
                                                         Division (parent of AIM
                                                         and a global investment
                                                         management firm);
                                                         formerly, President and
                                                         Chief Executive Officer,
                                                         A I M Management Group Inc.;
                                                         Director, Chairman, and
                                                         President, A I M Advisors,
                                                         Inc. (registered
                                                         investment advisor);
                                                         Director and Chairman, A I M
                                                         Capital Management, Inc.
                                                         (registered investment
                                                         advisor), A I M
                                                         Distributors, Inc.
                                                         (registered broker
                                                         dealer); AIM Investment
                                                         Services, Inc. (registered
                                                         transfer agent), and Fund
                                                         Management Company
                                                         (registered broker
                                                         dealer); and Chief
                                                         Executive Officer of
                                                         AMVESCAP PLC - Managed
                                                         Products

Name, Address, and Year of     Position(s) Held With     Principal Occupation(s)      Number of Funds in     Other Directorships
Birth                          Trust, Term of Office(1)  During Past Five Years(2)    Fund Complex           Held by Trustee
                               and Length of Time                                     Overseen by Trustee
                               Served(2)

Mark H. Williamson - 1951      Trustee and Executive     Director, President and      116                  Director/Trustee of the
4350 South Monaco Street       Vice President (since     Chief Executive Officer,                          17 AIM Funds and the 10
Denver, Colorado  80237        2003)                     A I M Management Group,                           INVESCO Funds
                                                         Inc. (financial services
                                                         holding company);
                                                         Director, Chairman and
                                                         President, A I M Advisors,
                                                         Inc. (registered
                                                         investment advisor);
                                                         Director, A I M Capital
                                                         Management, Inc.
                                                         (registered investment
                                                         advisor) and A I M
                                                         Distributors, Inc.
                                                         (registered broker
                                                         dealer); Director and
                                                         Chairman, AIM Investment
                                                         Services, Inc. (registered
                                                         transfer agent); and Fund
                                                         Management Company
                                                         (registered broker
                                                         dealer); and Chief
                                                         Executive Officer AMVESCAP
                                                         PLC - AIM Division (parent
                                                         of AIM and a global
                                                         investment management
                                                         firm); formerly, Director,
                                                         Chairman, President and
                                                         Chief Executive Officer,
                                                         INVESCO Funds Group, Inc.
                                                         and INVESCO Distributors,
                                                         Inc.; Chief Executive
                                                         Officer, AMVESCAP PLC
                                                         Managed Products; Chairman
                                                         and Chief Executive
                                                         Officer of NationsBanc
                                                         Advisors, Inc.; and
                                                         Chairman of NationsBanc
                                                         Investments, Inc.

Name, Address, and Year of     Position(s) Held With     Principal Occupation(s)      Number of Funds in     Other Directorships
Birth                          Trust, Term of Office(1)  During Past Five Years(2)    Fund Complex           Held by Trustee
                               and Length of Time                                     Overseen by Trustee
                               Served(2)

Raymond R. Cunningham - 1951   Executive Vice            President (2001-present),    N/A                      N/A
                               President (since          Chief Executive Officer
                               November 5, 2003)         (2003-present) INVESCO
                                                         Funds Group, Inc.;
                                                         Chairman of the Board
                                                         (2003-present), President
                                                         (2003-present) and Chief
                                                         Executive Officer
                                                         (2003-present) of INVESCO
                                                         Distributors, Inc.; Senior
                                                         Vice President and Chief
                                                         Operating Officer,
                                                         A I M Management Group,
                                                         Inc.; Senior Vice
                                                         President, A I M Advisors,
                                                         Inc. and
                                                         A I M Distributors, Inc.;
                                                         Formerly, President
                                                         (2003), Chief Executive
                                                         Officer (2003) and
                                                         Director (2001-2003) and
                                                         Vice President (2001-2002)
                                                         of 9 INVESCO funds;
                                                         formerly, Chief Operating
                                                         Officer (2001-2003) and
                                                         Senior Vice President
                                                         (1999-2002) of INVESCO
                                                         Funds Group, Inc. and
                                                         INVESCO Distributors,
                                                         Inc.; and formerly, Senior
                                                         Vice President of GT
                                                         Global - North America
                                                         (1992-1998)

Kevin M. Carome - 1956         Senior Vice President     Director, Senior Vice        N/A                      N/A
11 Greenway Plaza              and Secretary (since      President, Secretary and
Suite 100                      November 5, 2003)         General Counsel, A I M
Houston, Texas  77046                                    Management Group Inc.
                                                         (financial services
                                                         holding company) and A I M
                                                         Advisors, Inc.; and Vice
                                                         President, A I M Capital
                                                         Management, Inc.,
                                                         A I M Distributors, Inc.
                                                         and AIM Investment
                                                         Services, Inc.; Director,
                                                         Vice President and

Name, Address, and Year of     Position(s) Held With     Principal Occupation(s)      Number of Funds in     Other Directorships
Birth                          Trust, Term of Office(1)  During Past Five Years(2)    Fund Complex           Held by Trustee
                               and Length of Time                                     Overseen by Trustee
                               Served(2)

                                                         General Counsel, Fund
                                                         Management Company;
                                                         formerly, Senior Vice
                                                         President and General
                                                         counsel, Liberty Financial
                                                         Companies, Inc.; and
                                                         Senior Vice President and
                                                         General Counsel, Liberty
                                                         Funds Group LLC

Ronald L. Grooms - 1946        Vice President and        Senior Vice President and       N/A                   N/A
4350 South Monaco Street       Assistant Treasurer       Treasurer of INVESCO Funds
Denver, Colorado  80237        (since November 5,        Group, Inc.; and Senior
                               2003)                     Vice President and
                                                         Treasurer of INVESCO
                                                         Distributors, Inc.
                                                         Formerly, Treasurer and
                                                         Principal Financial and
                                                         Accounting Officer of
                                                         INVESCO Global Health
                                                         Sciences Fund

Gary T. Crum - 1947            Senior Vice President     Director, Chairman and          N/A                   N/A
11 Greenway Plaza              (since November 5,        Director of Investments,
Suite 100                      2003)                     A I M Capital Management,
Houston, Texas  77046                                    Inc.; Director and
                                                         Executive Vice President,
                                                         A I M Management Group
                                                         Inc.; Director and Senior
                                                         Vice President, A I M
                                                         Advisors, Inc.; and
                                                         Director, A I M
                                                         Distributors, Inc. and
                                                         AMVESCAP PLC; formerly,
                                                         Chief Executive Officer
                                                         and President, A I M
                                                         Capital Management, Inc.

Dana R. Sutton - 1959          Vice President and        Vice President and Fund         N/A                   N/A
11 Greenway Plaza              Treasurer (since          Treasurer, A I M Advisors,
Suite 100                      November 5, 2003)         Inc.
Houston, Texas  77046

Stuart W. Coco - 1955          Vice President (since     Managing Director and           N/A                   N/A
11 Greenway Plaza              November 5, 2003)         Chief Research Officer -
Suite 100                                                Fixed Income, A I M
Houston, Texas  77046                                    Capital Management, Inc.;
                                                         and Vice President, A I M
                                                         Advisors, Inc.


Name, Address, and Year of     Position(s) Held With     Principal Occupation(s)      Number of Funds in     Other Directorships
Birth                          Trust, Term of Office(1)  During Past Five Years(2)    Fund Complex           Held by Trustee
                               and Length of Time                                     Overseen by Trustee
                               Served(2)

Melville B. Cox - 1943         Vice President (since     Vice President and Chief     N/A                    N/A
11 Greenway Plaza              November 5, 2003)         Compliance Officer,
Suite 100                                                A I M Advisors, Inc. and
Houston, Texas  77046                                    A I M Capital Management,
                                                         Inc.; and Vice President,
                                                         AIM Investment Services,
                                                         Inc.

Edgar M. Larsen - 1940         Vice President (since     Vice President, A I M        N/A                    N/A
11 Greenway Plaza              November 5, 2003)         Advisors, Inc.; and
Suite 100                                                President, Chief Executive
Houston, Texas  77046                                    Officer and Chief
                                                         Investment Officer, A I M
                                                         Capital Management, Inc.

Karen Dunn Kelley - 1960       Vice President (since     Managing Director and        N/A                    N/A
11 Greenway Plaza              November 5, 2003)         Chief Cash Management
Suite 100                                                Officer, A I M Capital
Houston, Texas  77046                                    Management, Inc.; Director
                                                         and President, Fund
                                                         Management Company; and
                                                         Vice President, A I M
                                                         Advisors, Inc.

(1) Each trustee shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the Board after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the Board in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Trust's bylaws.

(2) Except as otherwise indicated, each individual has held the position(s) shown with the Trust or Company, as applicable, for at least the last five years.

(3) Elected as a director of the Company on October 21, 2003.


BOARD OF TRUSTEES STANDING COMMITTEES


The standing committees of the Board are the Audit Committee, the Investments Committee, the Governance Committee and the Valuation Committee.

The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund;
(iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to each Fund by its independent auditors.

The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

The members of the Governance Committee are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees; (ii) nominating persons who are not interested persons of the Fund for selection as members of each committee of the Board, including without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by

AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

The following table provides information regarding the dollar range of equity securities beneficially owned by each trustee in each Fund and in the investment companies in the family of funds comprising the AIM Funds and the INVESCO Funds that are overseen by the trustee, as a whole, as of December 31, 2002:


------------------------------------------------------------------------------------------------------------------
Trustee                   Dollar Range of Equity Securities                                Aggregate Dollar
                          Owned in Each Fund(1)                                            Range of Equity
                                                                                           Securities in All
                                                                                           Registered
                                                                                           Investment
                                                                                           Companies
                                                                                           Overseen by the
                                                                                           trustee in the AIM
                                                                                           Funds and the INVESCO
                                                                                           Funds(1)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES

------------------------------------------------------------------------------------------------------------------

Bob R. Baker              INVESCO Dynamics Fund                     $10,001-$50,000        Over $100,000
                          INVESCO Small Company Growth Fund         $10,001-$50,000
                          INVESCO S&P 500 Index Fund                $1-$10,000


------------------------------------------------------------------------------------------------------------------
James T. Bunch            INVESCO Dynamics Fund                     $10,001-$50,000        $50,001-$100,000
                          INVESCO Small Company Growth Fund         $1-$10,000
                          INVESCO S&P 500 Index Fund                $1-$10,000


------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis           INVESCO Dynamics Fund                     $1-$10,000             $50,001-$100,000
                          INVESCO Small Company Growth Fund         $1-$10,000
                          INVESCO S&P 500 Index Fund                $1-$10,000


------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Trustee                   Dollar Range of Equity Securities                                Aggregate Dollar
                          Owned in Each Fund(1)                                            Range of Equity
                                                                                           Securities in All
                                                                                           Registered
                                                                                           Investment
                                                                                           Companies
                                                                                           Overseen by the
                                                                                           trustee in the AIM
                                                                                           Funds and the INVESCO
                                                                                           Funds(1)
------------------------------------------------------------------------------------------------------------------

Larry Soll                INVESCO Dynamics Fund                     $1-$10,000             Over $100,000
                          INVESCO Small Company Growth Fund         $10,001-$50,000
                          INVESCO S&P 500 Index Fund                $1-$10,000


------------------------------------------------------------------------------------------------------------------
Frank S. Bayley           INVESCO Dynamics Fund                     None                   $10,001-$50,000
                          INVESCO Small Company Growth Fund         None
                          INVESCO S&P 500 Index Fund                None


------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett         INVESCO Dynamics Fund                     None                   $1-$10,000
                          INVESCO Small Company Growth Fund         None
                          INVESCO S&P 500 Index Fund                None


------------------------------------------------------------------------------------------------------------------
Albert R. Dowden          INVESCO Dynamics Fund                     None                   $50,001-$100,000
                          INVESCO Small Company Growth Fund         None
                          INVESCO S&P 500 Index Fund                None


------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Trustee                   Dollar Range of Equity Securities                                Aggregate Dollar
                          Owned in Each Fund(1)                                            Range of Equity
                                                                                           Securities in All
                                                                                           Registered
                                                                                           Investment
                                                                                           Companies
                                                                                           Overseen by the
                                                                                           trustee in the AIM
                                                                                           Funds and the INVESCO
                                                                                           Funds(1)
------------------------------------------------------------------------------------------------------------------


Edward K. Dunn, Jr        INVESCO Dynamics Fund                     None                   Over $100,000
                          INVESCO Small Company Growth Fund         None
                          INVESCO S&P 500 Index Fund                None


------------------------------------------------------------------------------------------------------------------
Jack M. Fields            INVESCO Dynamics Fund                     None                   Over $100,000
                          INVESCO Small Company Growth Fund         None
                          INVESCO S&P 500 Index Fund                None


------------------------------------------------------------------------------------------------------------------
Carl Frischling           INVESCO Dynamics Fund                     None                   Over $100,000
                          INVESCO Small Company Growth Fund         None
                          INVESCO S&P 500 Index Fund                None


------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis        INVESCO Dynamics Fund                     None                   Over $100,000
                          INVESCO Small Company Growth Fund         None
                          INVESCO S&P 500 Index Fund                None


------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Trustee                   Dollar Range of Equity Securities                                Aggregate Dollar
                          Owned in Each Fund(1)                                            Range of Equity
                                                                                           Securities in All
                                                                                           Registered
                                                                                           Investment
                                                                                           Companies
                                                                                           Overseen by the
                                                                                           trustee in the AIM
                                                                                           Funds and the INVESCO
                                                                                           Funds(1)
------------------------------------------------------------------------------------------------------------------


Lewis F. Pennock          INVESCO Dynamics Fund                     None                   $50,001-$100,000
                          INVESCO Small Company Growth Fund         None
                          INVESCO S&P 500 Index Fund                None


------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley           INVESCO Dynamics Fund                     None                   $1-$10,000
                          INVESCO Small Company Growth Fund         None
                          INVESCO S&P 500 Index Fund                None


------------------------------------------------------------------------------------------------------------------
Louis S. Sklar            INVESCO Dynamics Fund                     None                   Over $100,000
                          INVESCO Small Company Growth Fund         None
                          INVESCO S&P 500 Index Fund                None


------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------
Robert H. Graham          INVESCO Dynamics Fund                     None                   Over $100,000
                          INVESCO Small Company Growth Fund         None
                          INVESCO S&P 500 Index Fund                None


------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Trustee                   Dollar Range of Equity Securities                                Aggregate Dollar
                          Owned in Each Fund(1)                                            Range of Equity
                                                                                           Securities in All
                                                                                           Registered
                                                                                           Investment
                                                                                           Companies
                                                                                           Overseen by the
                                                                                           trustee in the AIM
                                                                                           Funds and the INVESCO
                                                                                           Funds(1)
------------------------------------------------------------------------------------------------------------------

Mark H. Williamson        INVESCO Dynamics Fund                     Over $100,000          Over $100,000
                          INVESCO Small Company Growth Fund         None
                          INVESCO S&P 500 Index Fund                None


------------------------------------------------------------------------------------------------------------------
   (1) All valuations of Fund shares are as of December 31, 2002.

The following table shows the compensation paid by the Company to its independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the then current independent directors' retirement plan and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the fiscal year ended July 31, 2003. Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling,
Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley commenced service as trustees of the Trust on October 21, 2003 and therefore received no compensation from the Company during the fiscal year ended July 31, 2003.

In addition, the table sets forth the total compensation paid by all of the funds in the AIM Funds and INVESCO Funds complex to these directors and to the current trustees of the Trust for services rendered in their capacities as directors/trustees during the year ended December 31, 2002.

--------------------------------------------------------------------------------------
Name of              Aggregate          Benefits      [Estimated       Total
Person and           Compensation       Accrued       Annual           Compensation
Position             From Company(1)    As Part of    Benefits Upon    From AIM Funds
                                        Company       Retirement](3)   and INVESCO
                                        Expenses(2)                    Funds Paid To
                                                                       Trustees(4)
--------------------------------------------------------------------------------------
Bob R. Baker            $30,109              $0         $9,638          $138,000


--------------------------------------------------------------------------------------
Fred A. Deering (7)                                                     $140,500
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------
Victor L. Andrews (6)                                                   $127,500
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Name of              Aggregate          Benefits      [Estimated       Total
Person and           Compensation       Accrued       Annual           Compensation
Position             From Company(1)    As Part of    Benefits Upon    From AIM Funds
                                        Company       Retirement](3)   and INVESCO
                                        Expenses(2)                    Funds Paid To
                                                                       Trustees(4)
--------------------------------------------------------------------------------------

Sueann Ambron(5), (6)                                                         $0
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------
Lawrence H. Budner (6)                                                  $121,500
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------
James T. Bunch           $25,567              $0             $0         $124,625



--------------------------------------------------------------------------------------
Wendy L. Gramm (7)                                                       $74,875
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------
Gerald J. Lewis          $24,873              $0             $0         $116,500



--------------------------------------------------------------------------------------
John W. McIntyre (6)                                                    $124,000
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------
Larry Soll               $26,121              $0             $0         $126,000


--------------------------------------------------------------------------------------
Frank S. Bayley (8)                                                     $150,000
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------
Bruce L. Crockett (8)                                                   $149,000
                       ---------       ---------      ---------



--------------------------------------------------------------------------------------
Albert R. Dowden (8)                                                    $150,000
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------
Edward K. Dunn, Jr.(8)                                                  $149,000
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------
Jack M. Fields (8)                                                      $153,000
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------
Carl Frischling (8)                                                     $150,000
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------
Prema Mathai-Davis (8)                                                  $150,000
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------
Lewis F. Pennock (8)                                                    $154,000
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------
Ruth H. Quigley (8)                                                     $153,000
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------
Louis S. Sklar (8)                                                      $153,000
                       ---------       ---------      ---------


--------------------------------------------------------------------------------------

(1) The vice chairman of the board, the chairs of the Funds' committees who are independent directors, and the members of the Funds' committees who are independent directors each received compensation for serving in such capacities in addition to the compensation paid to all independent directors.

(2) Represents estimated benefits accrued with respect to the then current retirement plan and deferred retirement plan account agreement applicable to the independent directors of the Company, and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the then current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the then current retirement plan.

(4) On November 25, 2003, AIM became investment advisor to the Trust and the other INVESCO Funds. AIM also serves as the investment advisor to the AIM Funds. As of November 25, 2003, the INVESCO Funds and the AIM Funds are considered one fund complex. As of November 25, 2003, there will be 21 registered investment companies advised by AIM in such complex.

(5) Dr. Ambron commenced her service as a director of the Company on January 1, 2003.

(6) Resigned as a director of the Company on October 21, 2003.

(7) Dr. Gramm resigned as a director of the Company on February 7, 2002. Mr. Deering resigned as a director of the Company on March 31, 2003.

(8) Messrs. Bayley, Crocket, Dowden, Dunn, Fields, Frischling, Pennock and Sklar, Dr. Mathai- Davis and Miss Quigley were elected as trustees of the Trust on October 21, 2003 and therefore received no compensation from the Company during the year ended December 31, 2002.

Messrs. Graham and Williamson as Interested Trustees of the Trust and the other funds in the AIM Funds and the INVESCO Funds complex, receive compensation as officers or employees of the Advisor or its affiliated companies, and do not receive any trustee's fees or other compensation from the Trust or the other funds in the AIM Funds and the INVESCO Funds complex for their service as trustees.

PRIOR RETIREMENT PLAN AND DEFERRED RETIREMENT PLAN ACCOUNT AGREEMENT OF THE COMPANY

      The Board of Directors of the Company previously adopted a retirement plan and a form for deferred retirement plan account agreements. Certain of the independent directors of the Company participated either in the Company's retirement plan or account agreement. Upon the effectiveness of the New Retirement Plan (defined below), the independent directors of the Company will cease to accrue benefits under the Company's retirement plan and account agreement. Messrs. Baker and Soll will not receive any additional benefits under the Company's retirement plan or account agreement, but will be entitled to amounts which have been previously funded under the Company's retirement plan or account agreement for their benefit. An affiliate of INVESCO will reimburse the Company for any amounts funded by the Company for Messrs. Baker and Soll under the Company's retirement plan and account agreement.

NEW RETIREMENT PLAN FOR TRUSTEES

      At a Board meeting on November 6, 2003, the Board formally adopted a new retirement plan (the "New Retirement Plan") for the trustees of the Trust who are not affiliated with the Advisor. The retirement plan includes a retirement policy as well as retirement benefits for Independent Trustees.

      The retirement policy permits each Independent Trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees will be able to extend from time to time the retirement date of a trustee.

      Annual retirement benefits will be available to each Independent Trustee of the Trust and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received the benefits based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

NEW DEFERRED COMPENSATION AGREEMENTS

      At a Board meeting on November 6, 2003, the Board formally adopted a new form for deferred compensation agreements ("New Compensation Agreements") pursuant to which a trustee will have the option to elect to defer receipt of up to 100% of his or her compensation payable by the Trust, and such amounts are placed into a deferral account. The deferring trustees will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement. The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring trustees' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees will have the status of unsecured creditors of the Trust and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of November 3, 2003, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the

1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

Dynamics Fund - Investor Class

--------------------------------------------------------------------------------

       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned

================================================================================

Charles Schwab & Co. Inc.            Beneficial                 10.92%
Special Custody Acct. for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122
--------------------------------------------------------------------------------
FIIOC Agent                          Beneficial                 8.30%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY  41015-1987
--------------------------------------------------------------------------------
Connecticut General Life Ins.        Beneficial                 6.46%
c/o Hector Flores H18D
One Commercial Plaza
280 Trumbull St.
Hartford, CT  06103-3509

Dynamics Fund - Institutional Class

--------------------------------------------------------------------------------

       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned

================================================================================
Northern Trust Co. FBO               Beneficial                 60.52%
P.O. Box 92994
Chicago, IL  60675-2994

American Express Trust TR            Beneficial                 29.33%
American Express Trust
Retirement Services Plans
Attn: Chris Hunt
P.O. Box 534
Minneapolis, MN 55440-0534

State of Florida Public              Beneficial                 5.31%
Employee
Optional Retirement Program
Attn: Elizabeth Mozley
1801 Hermitage Blvd. Ste. 100
Tallahassee, FL  32308-7743
--------------------------------------------------------------------------------

Dynamics Fund - Class A

--------------------------------------------------------------------------------

       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned

================================================================================

Transamerica Life Ins. &             Beneficial                 38.86%
Annuity Co.
Attn: Daisy Lo
Retirement Services-Separate Acct.
P.O. Box 30368
Los Angeles, CA 90030-0368
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.            Beneficial                 33.60%
Special Custody Acct. for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

Prudential Securities Inc.           Beneficial                 6.38%
Acct. 910-4U4559-000
Attn: Mutual Funds
1 New York Plaza
New York, NY 10004-1901
--------------------------------------------------------------------------------

Dynamics Fund - Class B

--------------------------------------------------------------------------------

       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned

================================================================================
Merrill Lynch                        Beneficial                 11.80%
Security#97MN6
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486

First Clearing Corporation           Beneficial                 5.14%
A/C 8038-7391
John B. Shaw IRA
FCC as Custodian
269 Abbey Rd.
Noblesville, IN  46060-5453
--------------------------------------------------------------------------------

Dynamics Fund - Class C

--------------------------------------------------------------------------------

       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned

================================================================================
N/A                                  N/A                        N/A
--------------------------------------------------------------------------------

Dynamics Fund - Class K

--------------------------------------------------------------------------------

       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned

================================================================================
Saxon & Co.                          Beneficial                 84.05%
FBO 20-01-302-9912426
P.O. Box 7780-1888
Philadelphia, PA  19182-0001
--------------------------------------------------------------------------------




Small Company Growth Fund - Investor Class

--------------------------------------------------------------------------------

       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned

================================================================================
Charles Schwab & Co. Inc.            Beneficial                 10.73%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

Connecticut General Life Ins.        Beneficial                 9.64%
c/o Hector Flores H18D
One Commercial Plaza
280 Trumbull St.
Hartford, CT  06103-3509

FIIOC Agent                          Beneficial                 9.08%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY  41015-1987

Nationwide Life Insurance Co.        Beneficial                 5.68%
QPVA (EISP)
IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

Small Company Growth Fund - Class A

--------------------------------------------------------------------------------
       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned
================================================================================


Charles Schwab & Co. Inc.            Beneficial                 24.42%
Special Custody Acct. for the
Exclusive Benefit of
Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

Dain Rauscher Inc. FBO               Beneficial                 7.39%
Marsha S. Glazer TTEE
Marsha S. Glazer Charitable
Remainder Unitrust A DTD
3/14/95 Msg. Managed Crut.
Funds
P.O. Box 997

Dain Rauscher Inc. FBO               Beneficial                 7.38%
Marsha S. Glazer TTEE
Marsha S. Glazer Charitable
Remainder Unitrust B 3/14/95
Msg. Managed Crut. Funds
P.O. Box 997
--------------------------------------------------------------------------------

Small Company Growth Fund - Class B

--------------------------------------------------------------------------------

       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned

================================================================================
American Enterprise                  Beneficial                 7.62%
Investment Svcs.
FBO 170780801
P.O. Box 9446
Minneapolis, MN  55440-9446

--------------------------------------------------------------------------------

       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned

================================================================================

Merrill Lynch                        Beneficial                 6.86%
Security#97MN6
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486
--------------------------------------------------------------------------------

Small Company Growth Fund - Class C

--------------------------------------------------------------------------------

       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned

================================================================================
AMVESCAP Natl. TC Cust. IRA          Beneficial                 20.14%
Ira I. Bigman
6310 NW 24th St.
Boca Raton, FL  33434-4316
--------------------------------------------------------------------------------

Small Company Growth Fund - Class K

--------------------------------------------------------------------------------

       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned

================================================================================
Delaware Charter Guarantee &         Beneficial                 97.90%
Trust
Principal Financial Group
Attn:  RIS NPIO Trade Desk
711 High Street
Des Moines, IA  50392-0001
--------------------------------------------------------------------------------

S&P 500 Index Fund - Investor        Class

--------------------------------------------------------------------------------

       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned

================================================================================

AMVESCAP National. Trust Co.         Beneficial                 8.38%
FBO Baldor Electric Co. EES
Profit Sharing And Savings
Plan
P.O. Box 105779
Atlanta, GA 30348-5779
--------------------------------------------------------------------------------

S&P 500 Index Fund - Institutional Class

--------------------------------------------------------------------------------

       Name and Address                Basis of Ownership
                                       (Record/Beneficial)      Percentage Owned

================================================================================

Wilmington Trust Comp. TTEE          Beneficial                 76.75%
FBO Bonestroo, Rosene,
Anderlik & Assoc. PSP A/C
60670-5
301 W. 11th St.
Wilmington, DE  19801-1541

INVESCO Trust Co. Tr.                Beneficial                 13.28%
Rea Magnet Wire Company Inc.
Executive Deferred Comp. Plan
3600 East Pontiac Street
Fort Wayne, IN  46803-3804

INVESCO Trust Co. Tr.                Beneficial                 7.29%
Rea Magnet Wire Company Inc.
Supplemental Exec. Retirement
Plan
3600 East Pontiac Street
Fort Wayne, IN  46803-3804
--------------------------------------------------------------------------------

As of November 3, 2003, officers and trustees of the Trust, as a group, beneficially owned less than 1% of any Fund's outstanding shares.


DISTRIBUTOR


AIM Distributors, Inc. ("ADI"), a wholly owned subsidiary of AMVESCAP PLC, is the distributor of the Funds. ADI bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the Trust's Plans of Distribution (each individually a "Plan" and collectively, the "Plans"), which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. INVESCO Distributors, Inc. ("IDI") was the distributor of the Funds prior to July 1, 2003.

INVESTOR CLASS. The Trust has adopted an Amended and Restated Master Plan and Agreement of Distribution - Investor Class (the "Investor Class Plan") with respect to Investor Class shares, which provides that the Investor Class shares of each Fund will make monthly payments to ADI computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit ADI, at its discretion, to engage in certain activities and provide services in connection with the distribution of a Fund's Investor Class shares to investors. Payments by a Fund under the Investor Class Plan, for any month, may be made to compensate ADI for permissible activities engaged in and services provided.

CLASS A. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Funds (the "Class A Plan"). Under the Class A Plan, Class A shares of the Funds pay compensation to ADI at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. During any period in which a Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate ADI, on a monthly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds. Payment can also be directed by ADI to financial intermediaries that have entered into service agreements with respect to Class A shares of the Funds and that provide continuing personal services to their customers who own Class A shares of the Funds. The service fees payable to financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries' customers' accounts.


Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds, in amounts up to 0.25% of the average daily net assets of the Class A shares of each Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class A shares of a Fund.


CLASS B. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, Class B shares of the Funds pay compensation monthly to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Funds, which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. The Class B Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class B shares of a Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to ADI following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of ADI or its predecessor unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes ADI to assign, transfer or pledge its rights to payments pursuant to the Class B Plan. The contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

CLASS C. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the "Class C Plan"). Under the Class C Plan, Class C shares of the Funds pay compensation to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected financial intermediaries who have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of each Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class C shares of a Fund.

ADI may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. ADI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to ADI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, ADI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where ADI grants an exemption on particular transactions. Should the financial intermediary elect to waive the sales commission, the 12b-1 fees will begin to be paid by ADI to the financial intermediary immediately.


CLASS K (DYNAMICS AND SMALL COMPANY GROWTH FUNDS). The Trust has adopted an Amended and Restated Master Distribution Plan - Class K pursuant to Rule 12b-1 under the 1940 Act relating to Class K shares (the "Class K Plan"). Under the Class K Plan, Class K shares of the Funds pay compensation to ADI at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The Class K Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund.


Of the aggregate amount payable under the Class K Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund may be characterized as a service fee.

ALL PLANS. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements.


A significant expenditure under the Plans is compensation paid to securities companies and other financial institutions and organizations, which may include INVESCO or AIM-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected securities companies and other financial institutions and organizations which may enter into agreements with ADI. Payments will be made by ADI to financial intermediaries who sell shares of a

Fund and may be made to banks, savings and loan associations, and other depository institutions ("Banks"). Although the Glass-Steagall Act and the various rules and regulations promulgated thereunder limit the ability of certain Banks to act as underwriters of mutual fund shares, the Advisor does not believe that these limitations would affect the ability of such Banks to enter into arrangements with ADI at this time, although ADI can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with Banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the Banks would no longer invest customer assets in the Funds. Neither the Trust nor its investment advisor will give any preference to Banks or other depository institutions which enter into such arrangements when selecting investments to be made by a Fund. Financial institutions and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class instead of another.

Effective July 1, 2003, ADI became the distributor of the Funds. There were no payments made to ADI for the period from July 1 to July 31, 2003.

Prior to July 1, 2003, IDI was the distributor of the Funds and as such, the Funds made payments to IDI under the Investor Class, Class A, Class B, Class C, and, if applicable, Class K Plans during the period from August 1, 2002 through July 31, 2003 in the following amounts:


                          INVESTOR
FUND                       CLASS       CLASS A   CLASS B     CLASS C    CLASS K
----                       -----       -------   -------     -------    -------

Dynamics                 $8,911,840    $20,444    $7,174   $160,844    $186,470

Small Company Growth     $1,944,943    $11,620    $1,885    $38,430    $314,871

S&P 500 Index(1)           $371,160        N/A       N/A        N/A         N/A

(1) Classes A, B, C, and K shares are not offered.

In addition, as of the fiscal year or period ended July 31, 2003 the following additional distribution accruals had been incurred by the Funds and will be paid during the fiscal year ended July 31, 2004:

                         INVESTOR
FUND                     CLASS       CLASS A    CLASS B    CLASS C     CLASS K
----                     -----       -------    -------    -------     -------

Dynamics                 $817,426    $2,093     $1,120     $11,550     $17,014

Small Company Growth     $183,743    $1,988     $331       $2,132      $34,634

S&P 500 Index(1)         $41,164     N/A        N/A        N/A         N/A

(1) Classes A, B, C, and K shares are not offered.

For the fiscal year or period ended July 31, 2003, allocation of 12b-1 amounts paid by the Funds for the following categories of expenses were:

--------------------------------------------------------------------------------
                                 INVESTOR
FUND                             CLASS     CLASS A  CLASS B  CLASS C   CLASS K
----                             -----     -------  -------  -------   -------
--------------------------------------------------------------------------------

DYNAMICS FUND

--------------------------------------------------------------------------------
Advertising                           $696       $0       $0        $0        $0

--------------------------------------------------------------------------------
Sales literature, printing, and   $387,636       $0       $0        $0        $0
postage

--------------------------------------------------------------------------------
Public Relations/Promotion        $539,414       $0       $0        $0        $0

--------------------------------------------------------------------------------
Compensation to securities      $5,494,316  $20,444   $7,174  $160,844  $186,470
dealers

--------------------------------------------------------------------------------
Marketing personnel              $2,489,778      $0       $0        $0        $0

--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
Advertising                           $159       $0       $0        $0        $0

--------------------------------------------------------------------------------
Sales literature, printing, and    $92,256       $0       $0        $0        $0
postage

--------------------------------------------------------------------------------
Public Relations/Promotion        $126,568       $0       $0        $0        $0

--------------------------------------------------------------------------------
Compensation to securities       $1,142,287 $11,620   $1,885   $38,430  $314,871
dealers

--------------------------------------------------------------------------------
Marketing personnel               $583,673       $0       $0        $0        $0

--------------------------------------------------------------------------------

S&P 500 INDEX FUND(1)

--------------------------------------------------------------------------------
Advertising                            $33      N/A      N/A       N/A       N/A

--------------------------------------------------------------------------------
Sales literature, printing, and    $33,575      N/A      N/A       N/A       N/A
postage

--------------------------------------------------------------------------------
Public Relations/Promotion         $27,204      N/A      N/A       N/A       N/A

--------------------------------------------------------------------------------
Compensation to securities        $182,809      N/A      N/A       N/A       N/A
dealers

--------------------------------------------------------------------------------
Marketing personnel               $127,539      N/A      N/A       N/A       N/A

--------------------------------------------------------------------------------

(1) Class A, B, C, and K shares are not offered.


The services which are provided by securities dealers and other organizations may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.


The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the Board cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. A Plan can be terminated at any time by a Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. Unless a complete termination of the Class B Plan (as defined in such Plan) occurs, Class B shares will continue to make payments to ADI with respect to Class B shares sold by or attributable to the distribution efforts of ADI or its predecessor. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Board intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

We may also advertise S&P Index Funds "30-day SEC yield." "30-day SEC yield" is based on historical earnings and is not intended to indicate future performance. The "30-DAY sec YIELD" OF A fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30-day period over a 52-233k period and is shown as a percentage of the investment.

The "30-day SEC yield" for S&P 500 Index Fund for the 30 days ended July 31, 2003 was:

                             INVESTOR                  INSTITUTIONAL
FUND                         CLASS                     CLASS
----                         -----                     -----

S&P 500 Index                0.99%                     1.36%

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Trustees of the Trust shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund's payments under a Plan without approval of the shareholders of that Fund's respective class of shares, and all material amendments to a Plan must be approved by the Board, including a majority of the Independent Trustees. Under the agreement implementing the Plans, ADI or a Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of a Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party.


To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund's obligation to make payments to ADI shall terminate automatically, in the event of such "assignment." In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with ADI. On a quarterly basis, the trustees review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the trustees consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.


The only Trust trustees and interested persons, as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and trustees of the Trust who are also officers either of ADI or other companies affiliated with ADI. The benefits which the Trust believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.


The positive effect which increased Fund assets will have on the Advisor's revenues could allow the Advisor and its affiliated companies:

o To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds' shareholder services (in both systems and personnel);

o To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

o To acquire and retain talented employees who desire to be associated with a growing organization.


SALES CHARGES AND DEALER CONCESSIONS


SALES CHARGES


Class A shares of the Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000.



                                                 Investor's Sales        Dealer
                                                     Charge           Concession
                                               As a        As a       As a
                                               Percentage  Percentage Percentage
                                               of the      of the     of the
Amount of                                      Public      Net        Public
Investment in                                  Offering    Amount     Offering
Single Transaction(1)                          Price       Invested   Price
-------------------                            -----       --------   -----

Less than                            $25,000   5.50%       5.82%       4.75%

$25,000             but less than    $50,000   5.25        5.54        4.50

$50,000             but less than   $100,000   4.75        4.99        4.00

$100,000            but less than   $250,000   3.75        3.90        3.00

                                                 Investor's Sales        Dealer
                                                     Charge           Concession
                                               As a        As a       As a
                                               Percentage  Percentage Percentage
                                               of the      of the     of the
Amount of                                      Public      Net        Public
Investment in                                  Offering    Amount     Offering
Single Transaction(1)                          Price       Invested   Price
-------------------                            -----       --------   -----

$250,000            but less than    $500,000  3.00        3.09        2.50

$500,000            but less than  $1,000,000  2.00        2.04        1.60


      (1) There is no sales charge on purchases of $1,000,000 or more; however, ADI may pay a dealer concession and/or advance a service fee on such transactions as set forth below.


ADI may elect to re-allow the entire initial sales charge to financial intermediaries for all sales with respect to which orders are placed with ADI during a particular period. Financial intermediaries to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

In addition to amounts paid to financial intermediaries as a dealer concession out of the initial sales charge paid by investors, ADI may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to financial intermediaries who sell a minimum dollar amount of the shares of the INVESCO Funds during a specified period of time. At the option of the financial intermediary, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. Financial intermediaries may not use sales of a Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

ADI may pay sales commissions to financial intermediaries that sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the financial intermediary, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. The portion of the payments to ADI under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of such sales commissions plus financing costs.

ADI may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of a sales commission of 0.75% of the purchase price of Class C shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. ADI will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to ADI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first twelve months, ADI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where ADI grants an exemption on particular transactions. Should the financial intermediary elect to waive the sales commission, the 12b-1 fees will begin to be paid by ADI to the dealer or institution immediately.

DEALER CONCESSIONS (CLASS A AND CLASS K ONLY)

Investors who purchase $1,000,000 or more of Class A shares do not pay an initial sales charge. ADI may pay financial intermediaries for share purchases (measured on an annual basis) by non-qualified investors and qualified plans of Class A and Class K shares of the Funds as follows.

Non-Qualified Investors. ADI may pay financial intermediaries for share purchases of $1,000,000 or more of Class A shares of the Funds sold at net asset value to non-qualified investors as follows: 1.00% of the first $2 million of such purchases, 0.80% on the next $1 million of such purchases, 0.50% on the next $17 million of such purchases, and 0.25% of amounts in excess of $20 million on such purchases.

Qualified Plans. ADI may pay financial intermediaries for Class A and Class K share purchases as follows:

      Class A -- Option 1: For qualified plans of $1,000,000 or more, 0.50% of the first $20 million and 0.25% of amounts in excess of $20 million. The trail commission will be paid out beginning in the 13th month.

      Class A -- Option 2: No additional fee is paid to financial intermediaries, however, the trail commission will begin to accrue immediately.

      Class K -- Option 1: For qualified plans of $1,000,000 or more, 0.70% of the first $5 million and 0.45% of amounts in excess of $5 million. The trail commission will be paid out beginning in the 13th month.

      Class K -- Option 2: No additional fee is paid to financial intermediaries, however, the trail commission will begin to accrue immediately.

REDUCTIONS IN INITIAL SALES CHARGES (CLASS A ONLY)

Reductions in the initial sales charges shown in the sales charges table (quantity discounts) apply to purchases of Class A shares of the Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "Purchaser" as hereinafter defined.


The term "Purchaser" means:

     o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money purchase/profit sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

     o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:


          a. the employer/sponsor submits contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);


          b. each transmittal is accompanied by a single check or wire transfer; and

          c. all new participants are added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

     o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
          Section 401 of the Code) and 457 plans, if more than one beneficiary or participant is involved;

     o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified ADI in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

     o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.


Investors or financial intermediaries seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. ADI reserves the right to determine whether any Purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute Class A shares of the INVESCO Funds without payment of the applicable sales charge other than to persons or entities that qualify for a reduction in the sales charge as provided herein.


1. LETTER OF INTENT (CLASS A ONLY). A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI confirms such purchaser's intention as to the total investment to be made in shares of the Funds within the following thirteen consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he/she understands and agrees to the terms of the LOI and is bound by the provisions described below.


Each purchase of fund shares normally subject to an initial sales charge made during the thirteen-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Right of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the thirteen-month period after meeting the original obligation, a purchaser may revise his or her intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the thirteen-month period do not total the amount specified, the Purchaser will pay the increased amount of sales charge as described below. Purchases made within ninety days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the ninety-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than ninety days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the thirteen-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within twenty days of the expiration date, he/she irrevocably constitutes and appoints the Transfer Agent as his/her attorney to surrender for redemption any or all shares, to make up such difference within sixty days of the expiration date.

If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he/she must give written notice to ADI. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his/her total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

2. RIGHTS OF ACCUMULATION (CLASS A ONLY). A Purchaser may also qualify for reduced initial sales charges based upon such Purchaser's existing investment in an INVESCO Fund and/or AIM Fund shares (Class A, B, C, K or R) at the time of the proposed purchase. To determine whether a reduced initial sales charge applies to a proposed purchase, ADI takes into account not only the money which is invested upon such proposed purchase, but also the value of all such shares owned by such Purchaser, calculated at the then current public offering price. If a Purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such Purchaser, calculated at the then current public offering price, and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a Purchaser already owns shares with a value of $20,000 and wishes to invest an additional $20,000 in shares, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the Purchaser or his financial intermediary must furnish ADI with a list of the account numbers and the names in which such accounts of the Purchaser are registered at the time the purchase is made.


Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation described above.

PURCHASES AT NET ASSET VALUE (CLASS A ONLY). Purchases of Class A shares of the Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a Fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation, or acquisition of assets of a fund.

The following Purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these Purchasers:

     o    The Advisor and its affiliates, or their clients;

     o Any current or retired officer, trustee, or employee (and members of their immediate family) of the Advisor, its affiliates or the INVESCO Funds or AIM Funds and any foundation, trust, or employee benefit plan established exclusively for the benefit of, or by, such persons;

     o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

     o Financial intermediaries that place trades for their own accounts or the accounts of their clients and that charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial intermediary on the books and records of a broker or agent;

     o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account and the financial intermediary has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of the Funds by such plans are subject to initial sales charges; and

     o A shareholder of a fund that merges or consolidates with a Fund or that sells its assets to a Fund in exchange for shares of that Fund.


As used above, immediate family includes an individual and his or her spouse, children, parents, and parents of spouse.


CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

In addition to the exceptions described in the Investor Class, Class A, B, C, and K Prospectuses, CDSCs will not apply to the following:

     o Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;


     o Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer not later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class A, Class B, Class C or Class K shares of a Fund; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

     o Liquidation by a Fund when the account value falls below the minimum required account size of $500 ($250 for Investor Class);


     o    Investment account(s) of the Advisor; and

     o Class C shares if the investor's financial intermediary notifies ADI prior to the time of investment that the financial intermediary waives the payment otherwise payable to it.

Upon the redemption of Class A shares purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

     o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in a Fund, and not on the aggregate investment made by the plan or on the number of eligible employees;

     o    Private foundations or endowment funds;

     o Redemption of shares by the investor where the investor's financial intermediary waives the amounts otherwise payable to it by ADI and notifies ADI prior to the time of investment; and

     o Shares acquired by exchange from Class A shares of a Fund unless the shares acquired are redeemed within eighteen months of the original purchase of Class A shares.


CALCULATION OF NET ASSET VALUE (ALL CLASSES)

Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing price, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board.

Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.


HOW TO PURCHASE AND REDEEM SHARES

A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectuses under the caption "How To Buy Shares."

The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate ADI and participating financial intermediaries for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with ADI by persons, who because of their relationship with the Funds or with the Advisor and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), ADI believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through ADI without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth herein under the Caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."

The following formula may be used by an investor to determine the public offering price per Class A share of an investment:

  Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price


Information concerning redemption of a Fund's shares is set forth in the Prospectuses under the caption "How To Sell Shares." Shares of the Funds may be redeemed directly through ADI or through any financial intermediary who has entered into an agreement with ADI. In addition to the Funds' obligation to redeem shares, ADI may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those financial intermediaries who have executed Selected Dealer Agreements with ADI must phone orders to the order desk of the Funds at 1-800-347-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of each Fund next determined after such order is received. Such arrangement is subject to timely receipt by ADI of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by ADI (other than any applicable CDSC) when shares are redeemed or repurchased, financial intermediaries may charge a fair service fee for handling the transaction. The Advisor intends to redeem all shares of the Funds in cash.


The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas, 77002, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Funds.


CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Company. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Trust. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT


AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust's transfer agent, registrar, and dividend disbursing agent. Services provided by AIS include the issuance, cancellation, and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.


LEGAL COUNSEL


The firm of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599, is legal counsel for the Trust.


BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Orders will be priced at a Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

As the investment advisor to the Funds, the Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While the Advisor seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. The Advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Advisor considers the quality of executions obtained on a Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. The Advisor has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged a Fund are consistent with prevailing and reasonable commissions, the Advisor monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Advisor may select brokers that provide research services to the Advisor and the Trust, as well as other mutual funds and other accounts managed by the Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to the Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of the Advisor.

In order to obtain reliable trade execution and research services, the Advisor may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, the Advisor is obligated to obtain favorable execution of a Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, the Advisor may consider the sale of a Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

Certain of the INVESCO Funds and AIM Funds utilize fund brokerage commissions to pay custody fees for each respective fund. This program requires that the participating funds receive favorable execution.

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by each Fund for the periods outlined in the table below were:


DYNAMICS FUND
      Year Ended July 31, 2003             $16,200,916
      Year Ended July 31, 2002             $17,031,628
      Year Ended July 31, 2001             $19,275,011

SMALL COMPANY GROWTH FUND
      Year Ended July 31, 2003              $9,754,435
      Year Ended July 31, 2002              $8,603,429
      Year Ended July 31, 2001              $9,771,762

S&P 500 INDEX FUND
      Year Ended July 31, 2003                 $29,063
      Year Ended July 31, 2002                 $28,857
      Year Ended July 31, 2001                 $55,448

For the fiscal years ended July 31, 2003, 2002, and 2001, brokers providing research services received $15,161,887, $15,753,923, and $16,030,316, respectively, in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $6,607,256,271, $7,252,649,451, and $9,313,434,072, respectively. Commissions totaling $0, $473,565, $717,212, respectively, were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the fiscal years ended July 31, 2003, 2002, and 2001, respectively.


At July 31, 2003, each Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:


-------------------------------------------------------------------------------
         Fund                   Broker or Dealer          Value of Securities
                                                          at  July 31, 2003

===============================================================================
Dynamics               State Street Bank and Trust               $937,000
-------------------------------------------------------------------------------
                       Bear Stearns                           $14,324,600
-------------------------------------------------------------------------------
                       New Center Asset Trust                 $18,000,000
-------------------------------------------------------------------------------
Small Company Growth   New Center Asset Trust                 $49,000,000
-------------------------------------------------------------------------------
                       State Street Bank and Trust             $8,005,000
-------------------------------------------------------------------------------
S&P 500 Index          General Electric                        $5,916,857
-------------------------------------------------------------------------------
                       State Street Bank and Trust             $8,932,000
-------------------------------------------------------------------------------
                       Citigroup Incorporated                  $4,798,438
-------------------------------------------------------------------------------
                       American International Group            $3,487,280
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         Fund                   Broker or Dealer          Value of Securities
                                                          at  July 31, 2003

===============================================================================

                       JP Morgan Chase & Company               $1,482,720
-------------------------------------------------------------------------------
                       Bear Stearns                              $137,350
-------------------------------------------------------------------------------
                       Morgan Stanley Dean Witter &            $1,075,844
                       Company
-------------------------------------------------------------------------------
                       Goldman Sachs Group                       $853,972
-------------------------------------------------------------------------------
                       Merrill Lynch & Company                 $1,051,407
-------------------------------------------------------------------------------
                       Prudential Financial Corporation          $405,612
-------------------------------------------------------------------------------
                       State Street                              $317,261
-------------------------------------------------------------------------------


Neither the Advisor nor any affiliate of the Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between the Advisor or any person affiliated with the Advisor or the Funds and any broker-dealer that executes transactions for the Funds.

SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each class of shares of each Fund.


A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Institutional Class, Investor Class, Class A, B, C, and K shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The Board has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.


Shares have no preemptive rights and are freely transferable on the books of each Fund.


All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust's Declaration of Trust, the Board will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.


Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust.


TAX CONSEQUENCES OF OWNING SHARES OF A FUND


Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the intent of each Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and the Funds' qualification as regulated investment companies, it is anticipated that none of the Funds will pay federal income or excise taxes and that all of the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income or net capital gain, it will be subject to income and excise taxes on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to income tax on its net investment income and net capital gain at the corporate tax rates.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gain and net realized gain from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received deduction for corporations. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain. Distributions by a Fund of net capital gain are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the particular Fund. Such distributions are not eligible for the dividends-received deduction. After the end of each calendar year, the Funds send information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions, to the extent of a Fund's earnings and profits, are taxable income to the shareholder, whether such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of a Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If shares of a Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution. If a shareholder reinvests the distribution in a Fund, the shareholder's basis in the Fund increases by the amount of the distribution and the value of the Fund's investment is unchanged by the distribution.


If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

The Advisor may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the Advisor will be computed using the single-category average cost method, although neither the Advisor nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for a Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares. Similarly, if you sell Fund shares at a loss after holding them for six months or less, your loss will be disallowed to the extent of any exempt-interest dividends that you may have received on those shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.


You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification, for income tax purposes, as a regulated investment company under the Internal Revenue Code of 1986, as amended, does not entail government supervision of management or investment policies. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 11, 2003.


PERFORMANCE

From time to time, the Funds' advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Funds' total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Funds will disclose the maximum front-end sales charge imposed on purchases of a Fund's Class A shares and/or the applicable CDSC imposed on redemptions of a Fund's Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any), or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1% - 5% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1% CDSC may be charged on redemptions of Class C shares held thirteen months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled "Distributor" for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value has been constant over the period. Because average annual returns tend to even out variations in a Fund's returns, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking a Fund's maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.


We may also advertise S&P 500 Index Funds "30-day SEC yield." "30-day SEC yield" is based on historical earnings and is not intended to indicate future performance. The "30-day SEC yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30-day period over a 52-week period and is shown as a percentage of the investment.

The "30-day SEC yield" for S&P 500 Index Fund for the 30 days ended July 31, 2003 was:


                            INVESTOR                   INSTITUTIONAL
FUND                        CLASS                      CLASS
----                        -----                      -----

S&P 500 Index Fund          0.99%                      1.36%


More information about the Funds' recent and historical performance is contained in the Trust's Annual Report to Shareholders. You can get a free copy by calling or writing to AIM Investment Services, Inc. using the telephone number or address on the back cover of the Funds' Prospectuses.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.


Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended July 31, 2003 was:

                                                                   10 YEAR OR
FUND AND CLASS                         1 YEAR         5 YEAR     SINCE INCEPTION
--------------                         ------         ------     ---------------

INVESTOR CLASS
--------------

Dynamics Fund
   Return Before Taxes                 18.50%         (1.43%)         8.75%
   After Taxes on Distributions        18.50%         (2.23%)         6.11%
   After Taxes on Distributions
       and Sale of Fund Shares         12.03%         (1.52%)         6.06%

                                                                   10 YEAR OR
FUND AND CLASS                         1 YEAR         5 YEAR     SINCE INCEPTION
--------------                         ------         ------     ---------------

Small Company Growth Fund
   Return Before Taxes                 18.79%          3.17%          8.69%
   After Taxes on Distributions        18.79%          0.96%          5.60%
   After Taxes on Distributions
       and Sale of Fund Shares         12.21%          1.49%          5.73%
S&P 500 Index Fund
   Return Before Taxes                 9.73%          (1.71%)         2.05%(1)
   After Taxes on Distributions        9.30%          (2.15%)         1.60%(1)
   After Taxes on Distributions
       and Sale of Fund Shares         6.29%          (1.66%)         1.52%(1)

INSTITUTIONAL CLASS
-------------------
Dynamics Fund
   Return Before Taxes                 19.12%           N/A         (17.74%)(2)
   After Taxes on Distributions        19.12%           N/A         (17.77%)(2)
   After Taxes on Distributions
       and Sale of Fund Shares         12.43%           N/A         (14.53%)(2)
S&P 500 Index Fund
   Return Before Taxes                 9.98%          (1.64%)         1.94%(1)
   After Taxes on Distributions        9.28%          (2.35%)         1.23%(1)
   After Taxes on Distributions
       and Sale of Fund Shares         6.44%          (1.74%)         1.29%(1)

CLASS A - (INCLUDING FRONT-END
------------------------------
SALES CHARGE)
-------------
Dynamics Fund
   Return Before Taxes                 12.04%           N/A         (15.86%)(3)
   After Taxes on Distributions        12.04%           N/A         (15.86%)(3)
   After Taxes on Distributions
       and Sale of Fund Shares         7.83%            N/A         (13.42%)(3)
Small Company Growth Fund
   Return Before Taxes                 12.36%           N/A         (12.15%)(3)
   After Taxes on Distributions        12.36%           N/A         (12.15%)(3)

                                                                   10 YEAR OR
FUND AND CLASS                         1 YEAR         5 YEAR     SINCE INCEPTION
--------------                         ------         ------     ---------------

   After Taxes on Distributions
       and Sale of Fund Shares         8.03%            N/A         (10.29%)(3)

CLASS B - (INCLUDING CDSC)
--------------------------
Dynamics Fund
   Return Before Taxes                 12.72%           N/A         (15.61%)(3)
   After Taxes on Distributions        12.72%           N/A         (15.61%)(3)
   After Taxes on Distributions
       and Sale of Fund Shares         8.27%            N/A         (13.21%)(3)
Small Company Growth Fund
   Return Before Taxes                 12.84%           N/A         (11.74%)(3)
   After Taxes on Distributions        12.84%           N/A         (11.74%)(3)
   After Taxes on Distributions
       and Sale of Fund Shares         8.34%            N/A          (9.95%)(3)

CLASS C - (INCLUDING CDSC)
--------------------------
Dynamics Fund
   Return Before Taxes                 16.47%           N/A         (20.99%)(4)
   After Taxes on Distributions        16.47%           N/A         (21.01%)(4)
   After Taxes on Distributions
       and Sale of Fund Shares         10.71%           N/A         (16.94%)(4)
Small Company Growth Fund
   Return Before Taxes                 16.45%           N/A         (18.67%)(4)
   After Taxes on Distributions        16.45%           N/A         (19.20%)(4)
   After Taxes on Distributions
       and Sale of Fund Shares         10.69%           N/A         (15.39%)(4)

CLASS K
-------
Dynamics Fund
   Return Before Taxes                 18.40%           N/A         (19.17%)(5)
   After Taxes on Distributions        18.40%           N/A         (19.18%)(5)
   After Taxes on Distributions
       and Sale of Fund Shares         11.96%           N/A         (15.82%)(5)

                                                                   10 YEAR OR
FUND AND CLASS                         1 YEAR         5 YEAR     SINCE INCEPTION
--------------                         ------         ------     ---------------

Small Company Growth Fund
   Return Before Taxes                 18.51%           N/A          (9.54%)(6)
   After Taxes on Distributions        18.51%           N/A          (9.54%)(6)
   After Taxes on Distributions
       and Sale of Fund Shares         12.03%           N/A          (8.07%)(6)

(1) Since inception December 23, 1997.
(2) Since inception May 23, 2000.
(3) Since inception April 1, 2002.
(4) Since inception February 15, 2000.
(5) Since inception December 1, 2000.
(6) Since inception December 17, 2001.


Average annual total return before taxes was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)[superscript]n = ERV


where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:


After taxes on distributions:


                                 P(1 + T)[superscript]n =ATV[subscript]D


where:      P = a hypothetical initial payment of $1,000
            T = average annual total return (after taxes on distributions) n = number of years
            ATV[subscript]D = ending value of a hypothetical $1,000 payment made at thebeginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.


After taxes on distributions and redemption:


                                P(1 + T)[superscript]n =ATV[subscript]DR


where:      P = a hypothetical initial payment of $1,000
            T = average annual total return (after taxes on distributions and redemption)
            n = number of years
            ATV[subscript]DR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:


                                            Lipper Mutual
Fund                                        Fund Category
----                                        -------------

Dynamics Fund                               Multi-Cap Growth Funds

Small Company Growth Fund                   Small-Cap Growth Funds

S&P 500 Index Fund                          S&P 500 Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
ARIZONA REPUBLIC
BANXQUOTE
BARRON'S
BLOOMBERG NEWS
BOSTON GLOBE
BUSINESS WEEK
CNBC
CNN
CHICAGO SUN-TIMES
CHICAGO TRIBUNE
DENVER BUSINESS JOURNAL
DENVER POST
DOW JONES NEWS WIRE
FINANCIAL TIMES
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR

INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
LOS ANGELES TIMES
MONEY MAGAZINE
MORNINGSTAR
MUTUAL FUNDS MAGAZINE
NEW YORK TIMES
ROCKY MOUNTAIN NEWS
SMART MONEY
TIME
U.S. NEWS AND WORLD REPORT
USA TODAY
WASHINGTON POST
WALL STREET JOURNAL
WIESENBERGER INVESTMENT COMPANIES SERVICES

PROXY VOTING


The Board has expressly delegated to the Advisor the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, the Advisor is required by the Board to act solely in the interests of shareholders of the Funds. Other clients of the Advisor who have delegated proxy voting authority to the Advisor similarly require that proxy votes be cast in the best interests of the client.


On behalf of the Funds and its other clients, the Advisor acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, the Advisor votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.


A copy of the description of the Funds' proxy voting policy and procedures as administered by the Advisor is available on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Funds' website, www.aiminvestments.com.


PROXY VOTING ADMINISTRATION

The Advisor 's proxy review and voting process, which has been in place for many years, meets the Advisor 's obligations to all of its clients, including the Funds.

To discharge its responsibilities to the Funds, the Advisor has established a Proxy Committee that establishes guidelines and generally oversees the proxy voting process. The Committee consists of the Advisor's General Counsel, its Chief Investment Officer, its Vice President of Investment Operations and the Advisor's Proxy Administrator. In addition to the Advisor's knowledge of its portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.


The Advisor, in turn, has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research. ISS votes proxies for the Funds on routine matters in accordance with guidelines established by the Advisor and the Funds. These guidelines are reviewed periodically by the Proxy Committee and the Board;

accordingly, they are subject to change. Although it occurs infrequently, the guidelines may be overridden by the Advisor in any particular vote, depending upon specific factual circumstances. ISS also serves as the proxy voting record keeper for the Advisor.

Issues that are not covered by the Advisor's proxy voting guidelines, or that are determined by the Advisor on a case-by-case basis, are referred to the Advisor's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Board to decide how the proxies shall be voted on these issues. The Advisor Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.


GUIDELINES AND POLICIES

        OVERVIEW

As part of its investment process, the Advisor examines the management of all portfolio companies. The ability and judgment of management is, in the Advisor's opinion, critical to the investment success of any portfolio company. The Advisor generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, the Advisor casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when the Advisor believes that the position of the management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, the Advisor consistently will vote against management in furtherance of established guidelines on specific matters.


As a general rule, the Advisor votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the Board and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. In addition, absent specific prior authorization from the Advisor's General Counsel, the Advisor does not:


     o Engage in conduct that involves an attempt to change or influence the control of a portfolio company.
     o    Announce its voting intentions and the reasons therefor.
     o Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.
     o Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

Although the Advisor reserves the right to vote proxy issues on behalf of the Funds on a case-by-case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

        ROUTINE MATTERS

The Advisor generally votes in favor of ratification of accountants, changing corporate names and similar matters. It generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

        BOARDS OF TRUSTEE


The Advisor generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner the Advisor believes is not in the best interests of shareholders.

The Advisor generally opposes attempts to classify boards of directors to eliminate cumulative voting.

        COMPENSATION

The Advisor believes that it is important that a company's equity-based compensation plan is aligned with the interests of shareholders, including the Funds and its other clients. Many compensation plans are examined on a case-by-case basis by the Advisor, and the Advisor generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. The Advisor usually opposes proposals to reprice options because the underlying stock has fallen in value.

        ANTI-TAKEOVER AND SIMILAR CORPORATE GOVERNANCE ISSUES

The Advisor generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. The Advisor generally votes in favor of increases in authorized shares.

        SOCIAL ISSUES

The Advisor believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. The Advisor will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

        CONFLICTS OF INTEREST


Historically, the Advisor has not had situations in which the interests of its Fund shareholders or other clients are at variance with the Advisor's own interests. In routine matters, the Advisor votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise.

In matters that the Advisor examines on a case-by-case basis, or where parties may seek to influence the Advisor's vote (for example, a merger proposal), or in any instance where the Advisor believes there may be an actual or perceived conflict of interest, the Advisor votes the proxy in what it believes to be in the best investment interests of its Fund shareholders and other clients. In such matters, the Advisor's Chief Investment Officer makes the decision, which is reviewed by the Advisor's General Counsel.


Matters in which the Advisor votes against its established guidelines, or matters in which the Advisor believes there may be an actual perceived conflict of interest, together with matters in which the Advisor votes against management recommendations, are reported to the Board on a quarterly basis, together with the reasons for such votes.

CODE OF ETHICS

The Advisor and ADI permit investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires the Advisor's and ADI's personnel to conduct their personal investment activities in a manner that the Advisor and ADI believe is not detrimental to the Funds or the Advisor's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS


The financial statements for the Dynamics, Small Company Growth and S&P 500 Index Funds for the fiscal year ended July 31, 2003 are incorporated herein by reference from INVESCO Stock Funds, Inc.'s Annual Report to Shareholders dated July 31, 2003. Prior to November 25, 2003, each series of AIM Stock Funds was a series of a Maryland corporation named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.).

APPENDIX A

BOND RATINGS

      The following is a description of Moody's and S&P's bond ratings:

MOODY'S CORPORATE BOND RATINGS

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P CORPORATE BOND RATINGS

      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AIM STOCK FUNDS

       INVESCO Mid-Cap Growth Fund - Investor Class, Institutional Class,
                              Class A, B, C, and K

Address:                                             Mailing Address:

4350 South Monaco Street                             P.O. Box 173706
Denver, CO 80237-3706                                Denver, CO 80217-3706


                                   Telephone:


                       In continental U.S., 1-800-525-8085



                                November 25, 2003


------------------------------------------------------------------------------


A Prospectus for the Institutional Class shares of INVESCO Mid-Cap Growth Fund and a Prospectus for the Investor Class, Class A, B, C, and K shares of INVESCO Mid-Cap Growth Fund, each dated November 25, 2003, provide the basic information you should know before investing in the Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Fund's Prospectuses; in other words, this SAI is legally part of the Fund's Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectuses. The financial statements of the Fund for the fiscal year ended July 31, 2003 are incorporated herein by reference from the INVESCO Stock Funds, Inc. - INVESCO Mid-Cap Growth Fund's 2003 Annual Report to Shareholders dated April 30, 2003. Prior to November 25, 2003, the Fund was a series of a Maryland corporation named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.) Prior to November 25, 2003, the Fund was a series of INVESCO Counselor Series Funds, Inc. and its fiscal year end was April 30. Please note the Fund's fiscal year end has been changed to July 31.


You may obtain, without charge, the current Prospectuses, SAI, and annual and semiannual reports of the Fund by writing to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246. The
Prospectus, annual report, and semiannual report of the Investor Class, Class A, B, C, and K shares of the Fund is also available through AIM's website at aiminvestments.com.

TABLE OF CONTENTS

The Trust.....................................................................3

Investments, Policies, and Risks..............................................3

Investment Restrictions .....................................................27

Management of the Fund.......................................................29

Other Service Providers......................................................70

Brokerage Allocation and Other Practices.....................................70

Shares of Beneficial Interest................................................72

Tax Consequences of Owning Shares of the Fund................................73

Performance..................................................................76

Proxy Voting.................................................................80

Code of Ethics...............................................................82

Financial Statements.........................................................83

Appendix A...................................................................83

THE TRUST


AIM Stock Funds (formerly, INVESCO Stock Funds Inc., the "Trust") was organized as a Delaware statutory trust on July 24, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series of INVESCO Stock Funds, Inc. was redomesticated as a new series of the Trust on November 25, 2003. INVESCO Stock Funds, Inc. was incorporated under the laws of Maryland as INVESCO Dynamics Fund, Inc. on April 2, 1993. On June 26, 1997, the Trust changed its name to INVESCO Capital Appreciation Funds, Inc. On August 28, 1998, the Trust changed its name to INVESCO Equity Funds, Inc. On October 29, 1998, the Trust changed its name to INVESCO Stock Funds, Inc. On November 30, 2002, the Trust assumed all of the assets and liabilities of INVESCO Mid-Cap Growth Fund, a series of INVESCO Counselor Series Funds, Inc. On October 1, 2003, the Company changed its name to AIM Stock Funds, Inc.

The Trust is an open-end management investment company currently consisting of four portfolios of investments, one of which, INVESCO Mid-Cap Growth Fund - Investor Class, Institutional Class, Class A, Class B, Class C, and Class K shares (the "Fund"), is included in this SAI. The remaining Funds, INVESCO Dynamics Fund - Investor Class, Institutional Class, and Class A, B, C, and K shares, INVESCO Small Company Growth Fund - Investor Class, Class A, B, C, and K shares, and INVESCO S&P 500 Index Fund - Investor Class and Institutional Class are included in a separate SAI. This SAI pertains only to Mid-Cap Growth Fund. Additional funds and classes may be offered in the future.


"Open-end" means that the Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Fund are discussed in the Prospectuses of the Fund. The Fund also may invest in the following securities and engage in the following practices.

ADRS AND EDRS -- American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

BORROWINGS - The Fund may borrow money from banks (including the Fund's custodian bank), subject to the limitations under the Investment Company Act of 1940 (the "1940 Act"). The Fund will limit borrowings and reverse repurchase agreements to an aggregate of 33 1/3% of the Fund's total assets at the time of the transaction.


CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Fund may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Trust's Board of Trustees ("Board"). Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Fund may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.


COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Fund's investment advisor, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, Inc. ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. The Fund may invest up to 25% of its portfolio in lower-rated debt securities, which are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's at the time of purchase, the Fund is not permitted to invest in bonds that are in default or are rated CCC or below by S&P or Caa or below by Moody's or, if unrated, are judged by the Advisor to be of equivalent quality. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, the Advisor will limit Fund investments to debt securities which the Advisor believes are not highly speculative and which are rated at least B by S&P and Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB and B) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

The Fund expects that most emerging country debt securities in which it may invest will not be rated by U.S. rating services. Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Fund may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. The Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Fund's credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Fund may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Fund, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Fund seeks when it invests in stocks and similar instruments.

Instead, the Fund seeks to invest in stocks that will increase in market value and may be sold for more than the Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what a Trust is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Fund or the Trust issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by the Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a Trust's debt securities generally are entitled to be paid by the Trust before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a Trust (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Fund also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

TECHNOLOGY COMPANIES. Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the markets as a whole. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular sector, the Fund's overall performance will be more susceptible to any economic, business, or other developments which generally affect that sector.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for the Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by the Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, all of which are outside the control of the Fund. Generally, the Fund's foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS, AND OTHER FINANCIAL INSTRUMENTS


GENERAL. The advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of the Fund."

In addition to the instruments and strategies described below, the advisor may use other similar or related techniques to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Fund's Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

SPECIAL RISKS. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of the Fund. If the advisor employs a Financial Instrument that correlates imperfectly with the Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that the Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distort the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Fund is authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which they typically invest. This involves a risk that the options or futures position will not track the performance of the Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because the advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(5) As described below, the Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

The Fund's ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, the Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time the Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When the Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When the Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of the Fund's fixed-income portfolio. If the advisor wishes to shorten the duration of the Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the advisor wishes to lengthen the duration of the Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of the Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY DEPOSITS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the advisor anticipates that there will be a positive correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the advisor anticipates. There is no assurance that the advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

The Fund may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

COMBINED POSITIONS. The Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS, AND COLLARS. The Fund is authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRS -- Holding Trust Depositary Receipts, or HOLDRs, are trust-issued receipts that represent the Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that the Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. The Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. The Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the- counter market.

INITIAL PUBLIC OFFERINGS ("IPOS") -- The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund for as long as it has a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investment, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving business and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


INTERFUND BORROWING AND LENDING PROGRAM -- Pursuant to an exemptive order issued by the SEC dated December 21, 1999, a Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Advisor (as defined herein) or its affiliates. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed. A Fund will only lend money when the interest rate on interfund loans is higher than the rate on overnight repurchase agreements and the yield on the institutional class of shares of an affiliated money market fund.

INVESTMENT COMPANY SECURITIES -- To manage its daily cash positions, the Fund may invest in securities issued by other investment companies, including investment companies advised by the Advisor and its affiliates (pursuant to an exemptive order dated June 9, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Fund also may invest in Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETFs shares are sold and redeemed at the net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of the Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.


MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS, AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion ("liquidity protection"). In addition, asset-backed securities may include insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit ("REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

REAL ESTATE INVESTMENT TRUSTS -- To the extent consistent with its investment objectives and policies, the Fund may invest in securities issued by real estate investment trusts ("REITs"). Such investments will not exceed 25% of the total assets of the Fund.

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements ("REPOs"), on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Fund may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the advisor. The Advisor must use these standards to review the creditworthiness of any financial institution that is party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. The Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Fund uses REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


RULE 144A SECURITIES -- Securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable the Fund to sell a Rule 144A investment when appropriate. For this reason, the Board has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to the Fund's limitations on investment in restricted securities. The Board has given the Advisor the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the

Board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- The Fund may from time to time loan securities from its portfolio to brokers, dealers, and financial institutions to earn income or generate cash for liquidity. When the Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Board. The Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions or the Fund may be unable to exercise certain ownership rights. The Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. The Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an "Agent").

The Advisor provides the following services in connection with the securities lending activities of the Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which securities are available for loan; (c) monitors the Agent's loan activities to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the Board with respect to securities lending activities; (e) responds to Agent inquiries; and (f) performs such other duties as necessary.

The Fund relies on an exemptive order from the SEC allowing it to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have the Advisor or an affiliate of the Advisor as an investment advisor.


SHORT SALES -- The Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale. The Fund will lose money on a short sale transaction if the price of the borrowed security increases between the date of the short sale and the date on which the Fund closes the short position by purchasing the security; conversely, the Fund may realize a gain if the price of the borrowed security declines between those dates.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short the security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position.

In short sale transactions, the Fund's gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by the Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause the Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain the Fund may receive from a short sale transaction is decreased - and the amount of any loss increased - by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

Until the Fund replaces a borrowed security, it must segregate liquid securities or other collateral with a broker or other custodian in an amount equal to the current market value of the security sold short. The Fund expects to receive interest on the collateral it deposits. The use of short sales may result in the Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

The Fund may sell short against the box.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Fund may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and may be highly volatile.

UNSEASONED ISSUERS - The Fund may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT SECURITIES -- The Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgagebacked securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. The Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- The Fund normally buys and sells securities on an ordinary settlement basis. That means that the buy or sell order is sent, and the Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Fund also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon time in the future. The Fund may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. The Fund may not:

         1. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

         2. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;


         3. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);


         4. issue senior securities, except as permitted under the 1940 Act;


         5. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;


         6. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or


         7. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

         8. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

         9. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

In addition, unless otherwise indicated, the Fund has the following non-fundamental policies, which may be changed without shareholder approval:


         A. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes, or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowing for the purposes of fundamental limitation (3)).


         B. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.


         C. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.


         D. With respect to fundamental limitation (9), domestic and foreign banking will be considered to be different industries.


         E. With respect to fundamental limitation (9), investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a specific industry.

In addition, the following non-fundamental policy applies:

         Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality, and authority thereof and each multi-state agency, authority, instrumentality, or other political subdivision is separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be determined to be the sole issuer.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR AND SUB-ADVISOR

A I M Advisors, Inc. ("AIM") is the investment advisor for the Fund, and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") is the sub-advisor for the Fund. On November 25, 2003, a series portfolio of AIM Stock Funds, Inc., a Maryland corporation (the "Company"), was redomesticated as the Fund, which is a series portfolio of AIM Stock Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for each series portfolio of the Company. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.

INVESCO Institutional, located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund. INVESCO Institutional is an affiliate of INVESCO.

AIM, INVESCO and INVESCO Institutional are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $345.2 billion in assets under management as of September 30, 2003.


AMVESCAP PLC's North American subsidiaries include:

         AMVESCAP Retirement, Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors and institutional plan providers.

              AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company) (ANTC), a wholly owned subsidiary of ARI maintains an institutional retirement trust containing 34 collective trust funds designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.

         INVESCO Institutional, Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds, and collective investment entities. INVESCO Institutional includes the following Groups and Divisions:

              INVESCO Capital Management Group, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

              INVESCO National Asset Management Division, Atlanta, Georgia, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions (Taft-Hartley), mutual funds and individuals.


              INVESCO Fixed Income/Stable Value Division, Louisville, Kentucky, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

              INVESCO Financial Institutions Group, Atlanta, Georgia, provides investment management services through separately managed account programs offered by brokerage firms.

              INVESCO Structured Products Group, New York, New York, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.

         INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITS, and publicly traded stocks of companies deriving substantial revenues from real industry activities.

         INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group's main product is global asset allocation.

     A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

     A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

     A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1AG, England.


INVESTMENT ADVISORY AGREEMENT

AIM is responsible for supervising all aspects of the Fund's operations and providing investment advisory services to the Fund. AIM will obtain and evaluate economic, statistical and financial information to formulate and implement investment programs for the Fund. The advisory agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Fund. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to the Fund are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

Under the advisory agreement, AIM is also responsible for furnishing to the Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The advisory agreement provides that the Fund will pay or cause to be paid all ordinary business expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, accounting, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.


As full compensation for its advisory services to the Trust, AIM receives a monthly fee from the Fund. The fee is calculated at the annual rate of 1.00% of the Fund's average net assets. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions may not be terminated or amended to the Fund detriment during the period stated in the agreement between AIM and the Fund. AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed below in the section entitled "Advisory Fees Paid to INVESCO" and in the Fund's Prospectus.

AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

BOARD APPROVAL OF ADVISORY AGREEMENT


At the request of AIM, the Board discussed the approval of the advisory agreement at an in-person meeting held on August 12-13, 2003. The trustees who are not affiliated with the Advisor (the "Independent Trustees") also discussed the approval of the advisory agreement with independent counsel prior to that meeting. In evaluating the advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the then-current advisory agreement with INVESCO and the advisory agreement with AIM:

o THE QUALIFICATIONS OF AIM TO PROVIDE INVESTMENT ADVISORY SERVICES. The Board reviewed the credentials and experience of the officers and employees of AIM who would provide investment advisory services to the Fund, and noted that the persons providing portfolio management services to the Fund would not change.

o THE RANGE OF ADVISORY SERVICES PROVIDED BY AIM. The Board reviewed the services to be provided by AIM under the advisory agreement, and noted that no material changes in the level or type of services provided under the then-current advisory agreement with INVESCO would occur, other than the provision by AIM of certain administrative services if the Fund engages in securities lending.

o QUALIFICATIONS OF AIM TO PROVIDE A RANGE OF MANAGEMENT AND ADMINISTRATIVE SERVICES. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the advisory agreement of the provision of administrative services to the Fund. The Board also reviewed the form of Master Administrative Services Agreement, noted that the overall services to be provided under the then-existing arrangements and under the Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the advisory agreement and the Master Administrative Services Agreement.


o THE PERFORMANCE RECORD OF THE FUND. The Board reviewed the Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of the Fund and is able, therefore, to provide advisory and administrative services to the Fund.


o ADVISORY FEES AND EXPENSES. The Board examined the expense ratio and the level of advisory fees for the Fund under the then-current advisory agreement and compared them with the new advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that the Fund's projected expense ratio and advisory fees under the advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the advisory agreement. The advisory fees that are being proposed under the advisory agreement are the same as the advisory fees paid to INVESCO under the then-current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both the Fund and AIM by officers and trustees which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that the Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the new advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.


o THE PROFITABILITY OF AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before the Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If the Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of the Fund that have already been invested, and the investment of the cash collateral is intended to benefit the Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.


o THE TERMS OF THE ADVISORY AGREEMENT. The Board reviewed the terms of the new advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist the Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which the Fund operates, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the advisory agreement between the Trust and AIM for the Fund. In so doing, they were advised by independent counsel, retained by the Independent Trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The advisory agreement will expire, unless renewed, on or before June 30, 2005.

ADVISORY FEES PAID TO INVESCO

Pell Rudman Trust Company, N.A. (the "Pell Rudman Company") acted as the investment advisor to the Fund's predecessor, the Pell Rudman Portfolio, from its inception on September 10, 1998 to July 31, 2001. INVESCO became investment advisor to the Pell Rudman Portfolio pursuant to an interim sub-advisory agreement dated August 1, 2001.

Prior to November 5, 2003, INVESCO served as investment advisor to the fund. During the periods outlined in the table below, the Fund paid INVESCO or Pell Rudman Company, as applicable, advisory fees in the dollar amounts shown. Since Class K shares had not commenced operations as of July 31, 2003, no advisory fees were paid for the periods shown. If applicable, the advisory fees were offset by credits in the amounts shown, so that the Fund's fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and the Advisor. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

                                            Advisory             Total Expense        Total Expense
                                           Fee Dollars           Reimbursements         Limitation
                                           -----------           --------------         ----------
INVESTOR CLASS
--------------
MID-CAP GROWTH FUND
Period Ended July 31, 2003(1)              $8,279                $16,543                   1.55%
Period Ended April 30, 2003(2)             $9,852                $19,517                   1.55%

INSTITUTIONAL CLASS
-------------------
MID-CAP GROWTH FUND
Period Ended July 31, 2003(1)              $3,041                $5,652                    1.30%
Year Ended April 30, 2003                  $16,741               $34,583                   1.30%
Period Ended April 30, 2002(3)             $31,096               $29,917                   1.30%
Period Ended October 1, 2001(4)            $77,645               $77,827                   1.30%
Year Ended April 30, 2001                  $195,509              $114,229                  1.30%

CLASS A
-------
MID-CAP GROWTH FUND
Period Ended July 31, 2003(1)              $15,335               $18,457                   1.65%
Year Ended April 30, 2003                  $41,212               $46,112                   1.65%
Period Ended April 30, 2002(3)             $8,326                $11,885                   1.65%

                                                                 34

                                             Advisory            Total Expense        Total Expense
                                           Fee Dollars           Reimbursements         Limitation
                                           -----------           --------------         ----------
CLASS B
-------
MID-CAP GROWTH FUND
Period Ended July 31, 2003(1)              $5,853                $8,109                    2.30%
Year Ended April 30, 2003                  $16,343               $23,070                   2.30%
Period Ended April 30, 2002(3)             $2,789                $4,799                    2.30%

CLASS C
-------
MID-CAP GROWTH FUND
Period Ended July 31, 2003(1)              $5,667                $8,890                    2.30%
Year Ended April 30, 2003                  $16,848               $26,536                   2.30%
Period Ended April 30, 2002(3)             $1,054                $2,216                    2.30%



(1) For the period May 1, 2003 through July 31, 2003.
(2) For the period September 4, 2002 through April 30, 2003.
(3) For the period October 2, 2001 through April 30, 2002.
(4) For the period May 1, 2001 through October 1, 2001.  Paid to Pell Rudman Company.


SUB-ADVISORY AGREEMENT

INVESCO Institutional provides investment sub-advisory services to the Fund under a Master Sub-Advisory Contract with AIM.

INVESCO Institutional is registered as an investment advisor under the Advisers Act. Under the Master Sub-Advisory Contract, the Fund is supervised by investment managers who utilize INVESCO Institutional's facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.

For the services rendered by INVESCO Institutional under the Master Sub-Advisory Contract, AIM pays INVESCO Institutional a fee which is computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee if equal to 0.40% of AIM's compensation of the sub-advised assets per year, for the Fund.

BOARD APPROVAL OF SUB-ADVISORY AGREEMENT

At the request of AIM and INVESCO Institutional, the Board discussed the approval of the sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The Independent Trustees also discussed the approval of the sub-advisory agreement with independent counsel prior to that meeting. In evaluating the sub-advisory agreement, the Board requested and received information from AIM and INVESCO Institutional to assist in its deliberations.

The Board considered the following factors in determining the reasonableness and fairness of the sub-advisory agreement between AIM and INVESCO Institutional for the Fund:

     o THE RANGE OF SUB-ADVISORY SERVICES PROVIDED BY INVESCO INSTITUTIONAL. The Board reviewed the services to be provided by INVESCO Institutional under the sub-advisory agreement, and noted that the level and type of investment advisory services under the sub-advisory agreement would be comparable to those provided by INVESCO under Trust's then-current advisory agreement with INVESCO.

     o THE FEES PAYABLE TO INVESCO INSTITUTIONAL FOR ITS SERVICES. The Board noted that if the sub-advisory agreement is approved, INVESCO Institutional would receive compensation based on that portion of the assets of the Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on the Fund, since the fees are payable by AIM.

     o THE PERFORMANCE RECORD OF THE FUND. The Board reviewed the performance record of the Fund and noted that the same portfolio management team would be providing investment advisory services to the Fund under the sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to the Fund, after considering performance information that it received during the past year from INVESCO.

     o THE PROFITABILITY OF INVESCO INSTITUTIONAL. The Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the sub-advisory fees are less than the advisory fees received by INVESCO under the then-current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to the Fund.

     o THE TERMS OF THE SUB-ADVISORY AGREEMENT. The Board reviewed the terms of the sub-advisory agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which the Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the sub-advisory agreement between AIM and INVESCO Institutional for the Fund. In so doing, they were advised by independent counsel, retained by the Independent Trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The sub-advisory agreement will expire, unless renewed, on or before June 30, 2005.

ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement, AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the Independent Trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board.

Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

SEI Investments Mutual Fund Services ("SEI") acted as the administrator to the Fund's predecessor, the Pell Rudman Portfolio, from April 1, 2001 to October 1, 2001. Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMSFI") served as administrator, SEI served as sub-administrator to the Pell Rudman Portfolio from November 1, 1999 through April 30, 2000. Chase Global Fund Services, Inc. ("Chase") served as a sub-administrator to the Pell Rudman Portfolio from inception, September 10, 1998 through October 31, 1999.

TRANSFER AGENCY AGREEMENT

AIM Investment Services, Inc. 11 Greenway Plaza, Suite 100, Houston TX 77046, is the Trusts' transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a master Transfer Agency Agreement dated November
20, 2003 with the Trust.


The Transfer Agency Agreement provides that the Fund pays AIM an annual fee of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in the Fund at any time during each month.

DST Systems, Inc. ("DST") acted as the transfer agent to the Fund's predecessor, the Pell Rudman Portfolio, from its inception on September 10, 1998 to October 1, 2001. UAM Shareholder Service Center, Inc. ("UAMSSC") served as shareholder servicing agent for the UAM Funds during the same period.


ADMINISTRATIVE SERVICES AND TRANSFER AGENCY FEES PAID TO INVESCO, PELL RUDMAN COMPANY, SEI, DST AND UAMSSC

Prior to November 25, 2003 and November 20, 2003, respectively, INVESCO served as administrator and transfer agent to the Funds.

During the periods outlined in the table below, the Fund paid the following fees to the Advisor, Pell Rudman Company, SEI, DST, and UAMSSC. The fees are allocated daily to each class based on the relative proportion of net assets represented by such class. To limit expenses, the Advisor has contractually obligated itself to waive fees and bear any expenses through July 31, 2004 that would cause the ratio of expenses to average net assets to exceed 1.75% for Institutional Class shares, 2.00% for Investor Class shares, 2.10% for Class A shares, 2.75% for each of Class B and Class C shares, and 2.20% for Class K shares. The Advisor is entitled to reimbursement by a class of any fees waived pursuant to this arrangement if such reimbursement does not cause the class to exceed current expense limitations and the reimbursement is made within three years after the Advisor incurred the expense. Since Class K shares had not commenced operations as of July 31, 2003, no fees were paid for the periods shown.

                                                   Administrative      Transfer
                                    Advisory       Services            Agency
                                    --------       --------            ------
INVESTOR CLASS
--------------
MID-CAP GROWTH FUND
Period Ended July 31, 2003(1)         $8,279           $913            $6,461
Period Ended April 30, 2003(2)         9,852          1,272             6,782

                                                   Administrative      Transfer
                                    Advisory       Services            Agency
                                    --------       --------            ------

INSTITUTIONAL CLASS
-------------------
MID-CAP GROWTH FUND
Period Ended July 31, 2003(1)         $3,041            $336             $346
Year Ended April 30, 2003             16,741           2,575            1,573
Period Ended April 30, 2002(3)        31,096           5,484              863
Period Ended October 1, 2001(4)       77,645          28,595           21,676
Year Ended April 30, 2001            195,509          68,771           25,913

CLASS A
-------
MID-CAP GROWTH FUND
Period Ended July 31, 2003(1)        $15,335         $1,695            $4,562
Year Ended April 30, 2003             41,212          5,925            10,948
Period Ended April 30, 2002(3)         8,326          1,587             1,183

CLASS B
-------
MID-CAP GROWTH FUND
Period Ended July 31, 2003(1)         $5,853           $647            $1,500
Year Ended April 30, 2003             16,343          2,360             4,311
Period Ended April 30, 2002(3)         2,789            544               491

CLASS C
-------
MID-CAP GROWTH FUND
Period Ended July 31, 2003(1)         $5,667           $627            $2,064
Year Ended April 30, 2003             16,848          2,413             5,777
Period Ended April 30, 2002(3)         1,054            205               375


(1)  For the period May 1, 2003 through July 31, 2003.
(2)  For the period September 4, 2002 through April 30, 2003.
(3)  For the period October 2, 2001 through April 30, 2002.
(4) For the period May 1, 2001 through October 1, 2001. Paid to Pell Rudman Company.

TRUSTEES AND OFFICERS OF THE TRUST

The overall direction and supervision of the Trust comes from the Board. The Board is responsible for making sure that the Fund's general investment policies and programs are carried out and that the Fund is properly administered.

The officers of the Trust, all of whom are officers and employees of AIM or INVESCO, are responsible for the day-to-day administration of the Trust and the Fund. The officers of the Trust receive no direct compensation from the Trust or the Fund for their services as officers. The Advisor has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of the Advisor.

The tables below provide information about each of the Trust's trustees and officers. The first table provides information for the Independent Trustees, and the second table provides information for the trustees who are "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "Interested Trustees"). For the Interested Trustees, information about their principal occupations and other directorships reflects their affiliation with the Advisor and its affiliated companies.


Independent Trustees

Name, Address, and Year of       Position(s) Held       Principal Occupation(s)     Number of Funds in     Other Directorships
of Birth                         With Trust, Term of    During Past Five Years(2)   Fund Complex           Held by Trustee
                                 Office(1)and Length                                Overseen by Trustee
                                 of Time Served(2)


Bob R. Baker - 1936              Trustee                Consultant (2000-present).  95                     Director/Trustee of 15
37 Castle Pines Dr. N.                                  Formerly, President and                            of the 17 AIM Funds and
Castle Rock, Colorado  80104                            Chief Executive Officer                            the 10 INVESCO Funds
                                                        (1988-2000) of AMC
                                                        Cancer Research Center,
                                                        Denver, Colorado;
                                                        formerly, Chairman of
                                                        the Board and Chief
                                                        Executive Officer of
                                                        First Columbia Financial
                                                        Corporation

James T. Bunch - 1942            Trustee                Co-President and Founder of 95                     Director/Trustee of 15
3600 Republic Plaza              (2000-present)         Green, Manning & Bunch                             of the 17 AIM Funds and
370 Seventeenth Street                                  Ltd., Denver, Colorado                             the 10 INVESCO Funds
Denver, Colorado  80202                                 (1988-present) (investment
                                                        banking firm); Director,
                                                        Policy Studies, Inc. and
                                                        Van Guilder Insurance
                                                        Corporation; formerly,
                                                        General Counsel and
                                                        Director of Boettcher &
                                                        Co., Denver, Colorado; and
                                                        formerly, Chairman and
                                                        Managing Partner, law firm
                                                        of Davis, Graham & Stubbs,
                                                        Denver, Colorado


Name, Address, and Year of       Position(s) Held       Principal Occupation(s)     Number of Funds in     Other Directorships
of Birth                         With Trust, Term of    During Past Five Years(2)   Fund Complex           Held by Trustee
                                 Office(1)and Length                                Overseen by Trustee
                                 of Time Served(2)


Gerald J. Lewis - 1933           Trustee                Chairman of Lawsuit         95                     General Chemical Group,
701 "B" Street                   (2000-present)         Resolution Services, San                           Inc., Hampdon, New
Suite 2100                                              Diego, California                                  Hampshire
San Diego, California  92101                            (1987-present). Formerly,                          (1996-present).
                                                        Associate Justice of the                           Wheelabrator
                                                        California Court of Appeals                        Technologies, Inc.
                                                                                                           (waste management
                                                                                                           company), Fisher
                                                                                                           Scientific, Inc., Henley
                                                                                                           Manufacturing, Inc.
                                                                                                           (laboratory supplies),
                                                                                                           and California Coastal
                                                                                                           Properties, Inc.;
                                                                                                           Director/Trustee of 15
                                                                                                           of the 17 AIM Funds and
                                                                                                           the 10 INVESCO Funds

Larry Soll, Ph.D. - 1942         Trustee                Retired.                    95                     Director of Synergen
2358 Sunshine Canyon Drive                                                                                 since incorporation in
Boulder, Colorado  80302                                                                                   1982; Director of Isis
                                                                                                           Pharmaceuticals, Inc.;
                                                                                                           Director/Trustee of 15
                                                                                                           of the 17 AIM Funds and
                                                                                                           the 10 INVESCO Funds

Frank S. Bayley - 1939           Trustee(3)             Of Counsel, law firm of     103                    Badgley Fund, Inc.
11 Greenway Plaza                                       Baker & McKenzie                                   (registered investment
Suite 100                                                                                                  company); Director/
Houston, Texas  77046                                                                                      Trustee of the 17 AIM
                                                                                                           Funds and the 10 INVESCO
                                                                                                           Funds

Bruce L. Crockett - 1944         Trustee3               Chairman, Crockett          103                    ACE Limited (insurance
11 Greenway Plaza                                       Technology Associates                              company); and Captaris,
Suite 100                                               (technology consulting                             Inc. (unified messaging
Houston, Texas  77046                                   company)                                           provider); Director/
                                                                                                           Trustee of the 17 AIM
                                                                                                           Funds and the 10 INVESCO
                                                                                                           Funds

Name, Address, and Year of       Position(s) Held       Principal Occupation(s)     Number of Funds in     Other Directorships
of Birth                         With Trust, Term of    During Past Five Years(2)   Fund Complex           Held by Trustee
                                 Office(1)and Length                                Overseen by Trustee
                                 of Time Served(2)


Albert R. Dowden - 1941          Trustee(3)             Director of a number of     103                    Cortland Trust, Inc.
11 Greenway Plaza                                       public and private business                        (Chairman) (registered
Suite 100                                               corporations, including the                        investment company);
Houston, Texas  77046                                   Boss Group, Ltd. (private                          Annuity and Life Re
                                                        investment and management)                         (Holdings) Ltd.
                                                        and Magellan Insurance                             (insurance company);
                                                        Company; formerly,                                 Director/Trustee of the
                                                        President Chief Executive                          17 AIM Funds and the 10
                                                        Officer and Director, Volvo                        INVESCO Funds
                                                        Group North America, Inc.;
                                                        Senior Vice President, AB
                                                        Volvo; and director of
                                                        various affiliated Volvo
                                                        companies

Edward K. Dunn, Jr. - 1935       Trustee(3)             Formerly, Chairman,         103                    Director/Trustee of the
11 Greenway Plaza                                       Mercantile Mortgage Corp.;                         17 AIM Funds and the 10
Suite 100                                               President and Chief                                INVESCO Funds
Houston, Texas  77046                                   Operating Officer,
                                                        Mercantile-Safe Deposit &
                                                        Trust Co.; and President,
                                                        Mercantile Bankshares Corp.

Jack M. Fields - 1952            Trustee(3)             Chief Executive Officer,    103                    Administaff;
11 Greenway Plaza                                       Twenty First Century Group,                        Director/Trustee of the
Suite 100                                               Inc. (government affairs                           17 AIM Funds and the 10
Houston, Texas  77046                                   company) and Texana Timber                         INVESCO Funds
                                                        LP


Carl Frischling - 1937           Trustee(3)             Partner, law firm of Kramer 103                    Cortland Trust, Inc.
11 Greenway Plaza                                       Levin Nftalis and Frankel                          (registered investment
Suite 100                                               LLP                                                company); Director/
Houston, Texas  77046                                                                                      Trustee of the 17 AIM
                                                                                                           Funds and the 10 INVESCO
                                                                                                           Funds

                                                                 41

Name, Address, and Year of       Position(s) Held       Principal Occupation(s)     Number of Funds in     Other Directorships
of Birth                         With Trust, Term of    During Past Five Years(2)   Fund Complex           Held by Trustee
                                 Office(1)and Length                                Overseen by Trustee
                                 of Time Served(2)


Prema Mathai-Davis - 1950        Trustee(3)             Formerly, Chief Executive   103                    Director/Trustee of the
11 Greenway Plaza                                       Officer, YWCA of the USA                           17 AIM Funds and the 10
Suite 100                                                                                                  INVESCO Funds
Houston, Texas  77046

Lewis F. Pennock - 1942          Trustee(3)             Partner, law firm of        103                    Director/Trustee of the
11 Greenway Plaza                                       Pennock & Cooper                                   17 AIM Funds and the 10
Suite 100                                                                                                  INVESCO Funds
Houston, Texas  77046

Ruth H. Quigley - 1935           Trustee(3)             Retired                     103                    Director/Trustee of the
11 Greenway Plaza                                                                                          17 AIM Funds and the 10
Suite 100                                                                                                  INVESCO Funds
Houston, Texas  77045

Louis S. Sklar - 1939            Trustee(3)             Executive Vice President,   103                    Director/Trustee of the
11 Greenway Plaza                                       Hines (real estate                                 17 AIM Funds and the 10
Suite 100                                               development company)                               INVESCO Funds
Houston, Texas  77045

                                                                 42

Interested Trustees and Officers

Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

Name, Address, and Year        Position(s) Held With  Principal Occupation(s)    Number of Funds in        Other Directorships
of Birth                       Trust, Term of Office  During Past Five Years(2)  Fund Complex              Held by Trustee
                               (1)and Length of Time                             Overseen by Trustee
                               Served(2)


Robert H. Graham - 1946        Trustee, Chairman      Director and Chairman,     103                       Director/Trustee of the
11 Greenway Plaza              and President(3)       A I M Management Group                               17 AIM Funds and the 10
Suite 100                                             Inc. (financial services                             INVESCO Funds
Houston, Texas  77046                                 holding company); Director
                                                      and Vice Chairman,
                                                      AMVESCAP PLC and Chairman
                                                      of AMVESCAP PLC - AIM
                                                      Division (parent of AIM
                                                      and a global investment
                                                      management firm);
                                                      formerly, President and
                                                      Chief Executive Officer, A
                                                      I M Management Group Inc.;
                                                      Director, Chairman, and
                                                      President, A I M Advisors,
                                                      Inc. (registered
                                                      investment advisor);
                                                      Director and Chairman,
                                                      A I M Capital Management,
                                                      Inc. (registered investment
                                                      advisor), A I M
                                                      Distributors, Inc.
                                                      (registered broker
                                                      dealer); AIM Investment
                                                      Services, Inc. (registered
                                                      transfer agent), and Fund
                                                      Management Company
                                                      (registered broker
                                                      dealer); and Chief
                                                      Executive Officer of
                                                      AMVESCAP PLC - Managed
                                                      Products


Name, Address, and Year        Position(s) Held With  Principal Occupation(s)    Number of Funds in        Other Directorships
of Birth                       Trust, Term of Office  During Past Five Years(2)  Fund Complex              Held by Trustee
                               (1)and Length of Time                             Overseen by Trustee
                               Served(2)


Mark H. Williamson - 1951      Trustee and Executive  Director, President and    116                       Director/Trustee of the
4350 South Monaco Street       Vice President (since  Chief Executive Officer,                             17 AIM Funds and the 10
Denver, Colorado  80237        2003)                  A I M Management Group,                              INVESCO Funds
                                                      Inc. (financial services
                                                      holding company);
                                                      Director, Chairman and
                                                      President, A I M Advisors,
                                                      Inc. (registered
                                                      investment advisor);
                                                      Director, A I M Capital
                                                      Management, Inc.
                                                      (registered investment
                                                      advisor) and A I M
                                                      Distributors, Inc.
                                                      (registered broker
                                                      dealer); Director and
                                                      Chairman, AIM Investment
                                                      Services, Inc. (registered
                                                      transfer agent); and Fund
                                                      Management Company
                                                      (registered broker
                                                      dealer); and Chief
                                                      Executive Officer AMVESCAP
                                                      PLC - AIM Division (parent
                                                      of AIM and a global
                                                      investment management
                                                      firm); formerly, Director,
                                                      Chairman, President and
                                                      Chief Executive Officer,
                                                      INVESCO Funds Group, Inc.
                                                      and INVESCO Distributors,
                                                      Inc.; Chief Executive
                                                      Officer, AMVESCAP PLC
                                                      Managed Products; Chairman
                                                      and Chief Executive
                                                      Officer of NationsBanc
                                                      Advisors, Inc.; and
                                                      Chairman of NationsBanc
                                                      Investments, Inc.


Name, Address, and Year        Position(s) Held With  Principal Occupation(s)    Number of Funds in        Other Directorships
of Birth                       Trust, Term of Office  During Past Five Years(2)  Fund Complex              Held by Trustee
                               (1)and Length of Time                             Overseen by Trustee
                               Served(2)


Raymond R. Cunninghan - 1951   Executive Vice         President (2001-present),  N/A                       N/A
                               President (since       Chief Executive Officer
                               November 5, 2003)      (2003-present) INVESCO
                                                      Funds Group, Inc.;
                                                      Chairman of the Board
                                                      (2003-present), President
                                                      (2003-present) and Chief
                                                      Executive Officer
                                                      (2003-present) of INVESCO
                                                      Distributors, Inc.; Senior
                                                      Vice President and Chief
                                                      Operating Officer,
                                                      A I M Management Group,
                                                      Inc.; Senior Vice
                                                      President, A I M Advisors,
                                                      Inc. and
                                                      A I M Distributors, Inc.;
                                                      Formerly, President
                                                      (2003), Chief Executive
                                                      Officer (2003) and
                                                      Director (2001-2003) and
                                                      Vice President (2001-2002)
                                                      of 9 INVESCO funds;
                                                      formerly, Chief Operating
                                                      Officer (2001-2003) and
                                                      Senior Vice President
                                                      (1999-2002) of INVESCO
                                                      Funds Group, Inc. and
                                                      INVESCO Distributors,
                                                      Inc.; and formerly, Senior
                                                      Vice President of GT
                                                      Global - North America
                                                      (1992-1998)

Kevin M. Carome - 1956         Senior Vice President  Director, Senior Vice      N/A                       N/A
11 Greenway Plaza              and Secretary (since   President, Secretary and
Suite 100                      November 5, 2003)      General Counsel, A I M
Houston, Texas  77046                                 Management Group Inc.
                                                      (financial services
                                                      holding company) and A I M
                                                      Advisors, Inc.; and Vice
                                                      President, A I M Capital
                                                      Management, Inc.,
                                                      A I M Distributors, Inc.
                                                      and AIM Investment
                                                      Services, Inc.; Director,
                                                      Vice President and

Name, Address, and Year        Position(s) Held With  Principal Occupation(s)    Number of Funds in        Other Directorships
of Birth                       Trust, Term of Office  During Past Five Years(2)  Fund Complex              Held by Trustee
                               (1)and Length of Time                             Overseen by Trustee
                               Served(2)


                                                      General Counsel, Fund
                                                      Management Company;
                                                      formerly, Senior Vice
                                                      President and General
                                                      counsel, Liberty Financial
                                                      Companies, Inc.; and
                                                      Senior Vice President and
                                                      General Counsel, Liberty
                                                      Funds Group LLC

Ronald L. Grooms - 1946        Vice President and     Senior Vice President and  N/A                       N/A
4350 South Monaco Street       Assistant Treasurer    Treasurer of INVESCO Funds
Denver, Colorado  80237        (since November 5,     Group, Inc.; and Senior
                               2003)                  Vice President and
                                                      Treasurer of INVESCO
                                                      Distributors, Inc.
                                                      Formerly, Treasurer and
                                                      Principal Financial and
                                                      Accounting Officer of
                                                      INVESCO Global Health
                                                      Sciences Fund

Gary T. Crum - 1947            Senior Vice President  Director, Chairman and     N/A                       N/A
11 Greenway Plaza              (since November 5,     Director of Investments,
Suite 100                      2003)                  A I M Capital Management,
Houston, Texas  77046                                 Inc.; Director and
                                                      Executive Vice President,
                                                      A I M Management Group
                                                      Inc.; Director and Senior
                                                      Vice President, A I M
                                                      Advisors, Inc.; and
                                                      Director, A I M
                                                      Distributors, Inc. and
                                                      AMVESCAP PLC; formerly,
                                                      Chief Executive Officer
                                                      and President, A I M
                                                      Capital Management, Inc.

Dana R. Sutton - 1959          Vice President and     Vice President and Fund    N/A                       N/A
11 Greenway Plaza              Treasurer (since       Treasurer, A I M Advisors,
Suite 100                      November 5, 2003)      Inc.
Houston, Texas  77046

Stuart W. Coco - 1955          Vice President (since  Managing Director and      N/A                      N/A
11 Greenway Plaza              November 5, 2003)      Chief Research Officer -
Suite 100                                             Fixed Income, A I M
Houston, Texas  77046                                 Capital Management, Inc.;
                                                      and Vice President, A I M
                                                      Advisors, Inc.


Name, Address, and Year        Position(s) Held With  Principal Occupation(s)    Number of Funds in        Other Directorships
of Birth                       Trust, Term of Office  During Past Five Years(2)  Fund Complex              Held by Trustee
                               (1)and Length of Time                             Overseen by Trustee
                               Served(2)


Melville B. Cox - 1943         Vice President (since  Vice President and Chief   N/A                       N/A
11 Greenway Plaza              November 5, 2003)      Compliance Officer,
Suite 100                                             A I M Advisors, Inc. and
Houston, Texas  77046                                 A I M Capital Management,
                                                      Inc.; and Vice President,
                                                      AIM Investment Services,
                                                      Inc.

Edgar M. Larsen - 1940         Vice President (since  Vice President, A I M      N/A                       N/A
11 Greenway Plaza              November 5, 2003)      Advisors, Inc.; and
Suite 100                                             President, Chief Executive
Houston, Texas  77046                                 Officer and Chief
                                                      Investment Officer, A I M
                                                      Capital Management, Inc.

Karen Dunn Kelley - 1960       Vice President (since  Managing Director and      N/A                       N/A
11 Greenway Plaza              November 5, 2003)      Chief Cash Management
Suite 100                                             Officer, A I M Capital
Houston, Texas  77046                                 Management, Inc.; Director
                                                      and President, Fund
                                                      Management Company; and
                                                      Vice President, A I M
                                                      Advisors, Inc.


(1) Each trustee shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the Board after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the Board in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Trust's bylaws.

(2) Except as otherwise indicated, each individual has held the position(s) shown with the Trust or Company, as applicable, for at least the last five years.

(3) Elected as a director of the Company on October 21, 2003.


BOARD OF TRUSTEES STANDING COMMITTEES

The standing committees of the Board are the Audit Committee, the Investments Committee, the Governance Committee and the Valuation Committee.

The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund;
(iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to each Fund by its independent auditors.

The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

The members of the Governance Committee are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees; (ii) nominating persons who are not interested persons of the Fund for selection as members of each committee of the Board, including without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

The following table provides information regarding the dollar range of equity securities beneficially owned by each trustee in each Fund and in the investment companies in the family of funds comprising the AIM Funds and the INVESCO Funds that are overseen by the trustee, as a whole, as of December 31, 2002:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  Aggregate Dollar Range
                                                                                                  of Equity Securities
                                                                                                  in All Registered
                                                                                                  Investment Companies
                                                                                                  Overseen by the
                               Dollar Range of Equity Securities                                  trustee in the AIM Funds
Trustee                        Owned in The Fund(1)                                               and the INVESCO Funds(1)
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
Bob R. Baker                   INVESCO Mid-Cap Growth Fund                  $1-$10,000                     Over $100,000
-------------------------------------------------------------------------------------------------------------------------
James T. Bunch                 INVESCO Mid-Cap Growth Fund                  $1-$10,000                  $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis                INVESCO Mid-Cap Growth Fund                  $1-$10,000                  $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------------
Larry Soll                     INVESCO Mid-Cap Growth Fund                  $1-$10,000                     Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Frank S. Bayley                INVESCO Mid-Cap Growth Fund                        None                   $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett              INVESCO Mid-Cap Growth Fund                        None                        $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
Albert R. Dowden               INVESCO Mid-Cap Growth Fund                        None                  $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.            INVESCO Mid-Cap Growth Fund                        None                     Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Jack M. Fields                 INVESCO Mid-Cap Growth Fund                        None                     Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Carl Frischling                INVESCO Mid-Cap Growth Fund                        None                     Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis             INVESCO Mid-Cap Growth Fund                        None                     Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock               INVESCO Mid-Cap Growth Fund                        None                  $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley                INVESCO Mid-Cap Growth Fund                        None                        $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
Louis S. Sklar                 INVESCO Mid-Cap Growth Fund                        None                     Over $100,000
-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
Robert H. Graham               INVESCO Mid-Cap Growth Fund                        None                     Over $100,000
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  Aggregate Dollar Range
                                                                                                  of Equity Securities
                                                                                                  in All Registered
                                                                                                  Investment Companies
                                                                                                  Overseen by the
Trustee                        Dollar Range of Equity Securities                                  trustee in the AIM Funds
                               Owned in The Fund(1)                                               and the INVESCO Funds(1)
-------------------------------------------------------------------------------------------------------------------------

Mark H. Williamson             INVESCO Mid-Cap Growth Fund                        None                     Over $100,000
-------------------------------------------------------------------------------------------------------------------------

    (1) All valuations of Fund shares are as of December 31, 2002.


The following table shows the compensation paid by the Company to its independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the then current independent directors' retirement plan; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the fiscal year ended March 31, 2003.

In addition, the table sets forth the total compensation paid by all of the funds in the AIM Funds and INVESCO Funds complex to these directors and to the current trustees of the Trust for services rendered in their capacities as directors/trustees during the year ended December 31, 2002.

-------------------------------------------------------------------------------------------------------------
                                                                                           Total Compensation
                         Aggregate            Benefits Accrued As    Estimated annual      From AIM Funds and
Name of Person and       Compensation         Part of Company        Benefits Upon         INVESCO Funds Paid
Position                 From Company(1)      Expenses(2)            Retirement(3)         to Trustees(4)
-------------------------------------------------------------------------------------------------------------

Bob R. Baker                       $277                     $0                    $0               $138,000
-------------------------------------------------------------------------------------------------------------

Fred A. Deering(7)                   $0                     $0                    $0               $140,500

-------------------------------------------------------------------------------------------------------------

Victor L. Andrews(6)                 $0                     $0                    $0               $127,500

-------------------------------------------------------------------------------------------------------------

Seann Ambron(5),(6)                  $0                     $0                    $0                     $0

-------------------------------------------------------------------------------------------------------------

Lawrence H. Budner(6)                $0                     $0                    $0               $121,500

-------------------------------------------------------------------------------------------------------------

James T. Bunch                     $270                     $0                    $0               $124,625

-------------------------------------------------------------------------------------------------------------

Wendy L. Gramm(7)                    $0                     $0                    $0                $74,875

-------------------------------------------------------------------------------------------------------------

Gerald J. Lewis                    $274                     $0                    $0               $116,500

-------------------------------------------------------------------------------------------------------------

John W. McIntyre(6)                  $0                     $0                    $0               $124,000

-------------------------------------------------------------------------------------------------------------

                                       50

-------------------------------------------------------------------------------------------------------------
                                                                                           Total Compensation
                         Aggregate            Benefits Accrued As    Estimated annual      From AIM Funds and
Name of Person and       Compensation         Part of Company        Benefits Upon         INVESCO Funds Paid
Position                 From Company(1)      Expenses(2)            Retirement(3)         to Trustees(4)
-------------------------------------------------------------------------------------------------------------

Larry Soll                         $272                     $0                    $0               $126,000

-------------------------------------------------------------------------------------------------------------

Frank S. Bayley(8)                                                                                 $150,000
                                -------                -------               -------

-------------------------------------------------------------------------------------------------------------

Bruce L. Crockett(8)                                                                               $149,000
                                -------                -------               -------

-------------------------------------------------------------------------------------------------------------

Albert R. Dowden(8)                                                                                $150,000
                                -------                -------               -------

-------------------------------------------------------------------------------------------------------------

Edward K. Dunn, Jr.(8)                                                                             $149,000
                                -------                -------               -------

-------------------------------------------------------------------------------------------------------------

Jack M. Fields(8)                                                                                  $153,000
                                -------                -------               -------

-------------------------------------------------------------------------------------------------------------

Carl Frischling(8)                                                                                 $150,000
                                -------                -------               -------

-------------------------------------------------------------------------------------------------------------

Prema Mathai-Davis(8)                                                                              $150,000

                                -------                -------               -------

-------------------------------------------------------------------------------------------------------------

Lewis F. Pennock(8)                                                                                $154,000
                                -------                -------               -------

-------------------------------------------------------------------------------------------------------------

Ruth H. Quigley(8)                                                                                 $153,000
                                -------                -------               -------

-------------------------------------------------------------------------------------------------------------

Louis S. Sklar(8)                                                                                  $153,000
                                -------                -------               -------

-------------------------------------------------------------------------------------------------------------

(1) The vice chairman of the Board, the chairs of the Funds' committees who are independent directors, and the members of the Funds' committees who are independent directors each received compensation for serving in such capacities in addition to the compensation paid to all independent directors.

(2) Represents estimated benefits accrued with respect to the then current retirement plan and deferred retirement plan account agreement applicable to independent directors of the Company, and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the then current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Dr. Ambron and Messrs. Bunch and Lewis, each of these trustees has served as a directors of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the then current retirement plan.

(4) On November 25, 2003, AIM will become investment advisor to the Trust and the other INVESCO Funds. AIM also serves as the investment advisor to the AIM Funds. As of November 25, 2003, the INVESCO Funds and the AIM Funds are considered one fund complex. As of November 25, 2003, there will be 21 registered investment companies advised by AIM in such complex.


(5) Dr. Ambron commenced her service as a director of the Company on January 1, 2003.

(6) Resigned as a director of the Company on October 21, 2003.

(7) Resigned as a director of the Company on March 31, 2003.

(8) Messrs. Bayley, Crocket, Dowden, Dunn, Fields, Frischling, Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley were elected as trustees of the Trust on October 21, 2003 and therefore received no compensation from the Company during the year ended December 31, 2002.

Messrs. Graham and Williamson as Interested Trustees of the Trust and the other funds in the AIM Funds and the INVESCO Funds complex, receive compensation as officers or employees of the Advisor or its affiliated companies, and do not receive any trustee's fees or other compensation from the Trust or the other funds in the AIM Funds and the INVESCO Funds complex for their service as trustees.

PRIOR RETIREMENT PLAN AND DEFERRED RETIREMENT PLAN ACCOUNT AGREEMENT OF THE COMPANY

         The Board of Directors of the Company previously adopted a retirement plan and a form for deferred retirement plan account agreements. Certain of the independent directors of the Company participated either in the Company's retirement plan or account agreement. Upon the effectiveness of the New Retirement Plan (defined below), the independent directors of the Company will cease to accrue benefits under the Company's retirement plan and account agreement. Messrs. Baker and Soll will not receive any additional benefits under the Company's retirement plan or account agreement, but will be entitled to amounts which have been previously funded under the Company's retirement plan or account agreement for their benefit. An affiliate of INVESCO will reimburse the Company for any amounts funded by the Company for Messrs. Baker and Soll under the Company's retirement plan and account agreement.

NEW RETIREMENT PLAN FOR TRUSTEES

         At a Board meeting on November 6, 2003, the Board formally adopted a new retirement plan (the "New Retirement Plan") for the trustees of the Trust who are not affiliated with the Advisor. The retirement plan includes a retirement policy as well as retirement benefits for Independent Trustees.

         The retirement policy permits each Independent Trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees will be able to extend from time to time the retirement date of a trustee.

         Annual retirement benefits will be available to each Independent Trustee of the Trust and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received the benefits based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

NEW DEFERRED COMPENSATION AGREEMENTS

At a Board meeting on November 6, 2003, the Board formally adopted a new form for deferred compensation agreements ("New Compensation Agreements") pursuant to which a trustee will have the option to elect to defer receipt of up to 100% of his or her compensation payable by the Trust, and such amounts are placed into a deferral account. The deferring trustees will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement. The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring trustees' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees will have the status of unsecured creditors of the Trust and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 3, 2003, the following persons owned more than 5% of the outstanding shares of the Fund. This level of share ownership is considered to be a "principal shareholder" relationship with the Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

Mid Cap Growth Fund - Investor Class

--------------------------------------------------------------------------------
     Name and Address           Basis of Ownership          Percentage Owned
                                (Record/Beneficial)
================================================================================

N/A                                N/A                        N/A
--------------------------------------------------------------------------------


Mid Cap Growth Fund - Institutional Class
--------------------------------------------------------------------------------
     Name and Address           Basis of Ownership          Percentage Owned
                                (Record/Beneficial)
================================================================================

Charles Schwab & Co. Inc.          Beneficial                 23.09%
Special Custody Acct.
  for the Exclusive
Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Name and Address           Basis of Ownership          Percentage Owned
                                (Record/Beneficial)
================================================================================

Nat'l. Financial Services Corp.    Beneficial                 21.60%
for the Exclusive Benefit of
Customers
One World Financial Center
200 Liberty Street 5th Flr.
Attn:  Kate Recon
New York, NY  10281-5500

Kenneburt & Co. Cust.              Beneficial                 19.92%
Expediter Omnibus C C
Amsouth Bank
250 Riverchase Pkwy. E. Fl. 5
Birmingham, AL  35244-1832

Hollowwave & Co.                   Beneficial                 16.79%
Attn: Mutual Fund Department
100 Federal St. 37th Fl.
Boston, MA  02110-1802
--------------------------------------------------------------------------------

Mid Cap Growth Fund - Class A

--------------------------------------------------------------------------------
     Name and Address           Basis of Ownership          Percentage Owned
                                (Record/Beneficial)
================================================================================
Charles Schwab & Co. Inc.          Beneficial                 46.32%
Special Custody Acct.
for the Exclusive
Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

Merrill Lynch                      Beneficial                 6.94%
Security# 97846
4800 Deer Lake Drive East
Jacksonville, FL  32246-6486
--------------------------------------------------------------------------------

Mid Cap Growth Fund - Class B
--------------------------------------------------------------------------------
     Name and Address           Basis of Ownership          Percentage Owned
                                (Record/Beneficial)
================================================================================
Merrill Lynch                      Beneficial                 8.32%
Security#97MN6
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Name and Address           Basis of Ownership          Percentage Owned
                                (Record/Beneficial)
================================================================================

AMVESCAP Natl. TC Cust. IRA R/O    Beneficial                 7.68%
Jeffrey D. Barrow
17569 Plum Creek Trl.
Chagrin Falls, OH  44023-5605
--------------------------------------------------------------------------------

Mid Cap Growth Fund - Class C
--------------------------------------------------------------------------------
     Name and Address           Basis of Ownership          Percentage Owned
                                (Record/Beneficial)
================================================================================
Merrill Lynch                      Beneficial                 8.50%
Security# 97ML6
4800 Deer Lake Dr. East
Jacksonville, FL  32246-6486

Robert J. Salmen                   Record                     5.63%
-TOD Frances J. Salmen
7303 Bainbridge Solon Rd.
Chagrin Falls, OH  44023-1403
--------------------------------------------------------------------------------


Mid Cap Growth Fund - Class K
--------------------------------------------------------------------------------
     Name and Address           Basis of Ownership          Percentage Owned
                                (Record/Beneficial)
================================================================================
N/A                                N/A                        N/A
--------------------------------------------------------------------------------

As of November 3, 2003, officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

DISTRIBUTOR

A I M Distributors, Inc. ("ADI") is the distributor of the Fund. ADI bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Fund's shares, except for such distribution expenses as are paid out of Fund assets under the Trust's Plans of Distribution (each individually a "Plan" and collectively, the "Plans"), which have been adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. Prior to July 1, 2003, INVESCO Distributors, Inc. ("IDI") was the distributor of the Fund.

INVESTOR CLASS. The Trust has adopted an Amended and Restated Master Plan and Agreement of Distribution - Investor Class (the "Investor Class Plan") with respect to Investor Class shares, which provides that the Investor Class shares of the Fund will make monthly payments to ADI computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares.

These payments permit ADI, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Fund's Investor Class shares to investors. Payments by the Fund under the Investor Class Plan, for any month, may be made to compensate ADI for permissible activities engaged in and services provided.

CLASS A. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Fund (the "Class A Plan"). Under the Class A Plan, Class A shares of the Fund pay compensation to ADI at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. During any period in which the Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate ADI, on a monthly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Payment can also be directed by ADI to financial intermediaries that have entered into service agreements with respect to Class A shares of the Fund and that provide continuing personal services to their customers who own Class A shares of the Fund. The service fees payable to financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries' customers' accounts.


Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund, in amounts up to 0.25% of the average daily net assets of the Class A shares of the Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class A shares of the Fund.


CLASS B. The Trust has also adopted an Amended and Restated Master Distribution Plan - Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, Class B shares of the Fund pay compensation monthly to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Fund and that provide continuing personal shareholder services to their customers who purchase and own Class B shares. The Class B Plan imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class B shares of the Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to ADI following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of ADI or its predecessor unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes ADI to assign, transfer, or pledge its rights to payments pursuant to the Class B Plan. The contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

CLASS C. The Trust has adopted an Amended and Restated Master Distribution Plan
- Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Fund (the "Class C Plan"). Under the Class C Plan, Class C shares of the Fund pay compensation monthly to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of the Fund.


Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of the Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of the Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class C shares of the Fund.

ADI may pay sales commissions to financial intermediaries who sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold or serviced by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. ADI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to ADI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first thirteen months, ADI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where ADI grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by ADI to the financial intermediary immediately.


CLASS K. The Trust has adopted an amended and restated Master Distribution Plan
- Class K pursuant to Rule 12b-1 under the 1940 Act relating to Class K shares (the "Class K" Plan). Under the Class K Plan, Class K shares of the Fund pay compensation monthly to ADI at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The Class K Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class K shares of the Fund.


Of the aggregate amount payable under the Class K Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class K shares of the Fund may be characterized as a service fee.

ALL PLANS. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.


A significant expenditure under the Plans is compensation paid to financial intermediaries, which may include INVESCO or AIM-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected financial intermediaries which may enter into agreements with ADI. Payments will be made by ADI to financial intermediaries who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions ("Banks"). Although the Glass-Steagall Act and the various rules and regulations promulgated thereunder limit the ability of certain Banks to act as underwriters of mutual fund shares, the Advisor does not believe that these limitations would affect the ability of such Banks to enter into arrangements with ADI at this time, although ADI can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with Banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the Banks would no longer invest customer assets in the Fund. Neither the Trust nor its investment advisor will give any preference to Banks which enter into such arrangements when selecting investments to be made by the Fund.


Since the Fund's Class K shares had not commenced operations as of July 31, 2003, no payments were made under that Plan for the periods shown below.


Effective July 1, 2003, ADI became the distributor of the Fund. The Fund made no payments to ADI under the Investor Class, Class A, Class B, Class C and Class K Plans during the period from July 1 to July 31, 2003.

Prior to July 1, 2003, IDI was the distributor of the Fund and, as such, the Fund made payments to IDI, the Fund's former distributor, under the Investor Class, Class A, Class B, Class C, and Class K, Plans during the fiscal year or period ended April 30, 2003 and for the period from May 1 to July 31, 2003, respectively, in the following amounts:

FUND                                           INVESTOR CLASS      CLASS A      CLASS B       CLASS C      CLASS K
----                                           --------------      -------      -------       -------      -------

Mid-Cap Growth Fund                            $1,940(1)           $13,584       $15,515       $15,572      N/A(2)
(fiscal year or period ended
April 30, 2003)

Mid-Cap Growth Fund                            $1,760              $5,031        $5,492        $5,396       N/A(2)
(period from May 1, 2003
to July 31, 2003)

(1) For the period September 4, 2002 through April 30, 2003.
(2) Class K shares were offered beginning December 31, 2001, but did not commence operations during the fiscal year ended April 30, 2003 or July 31, 2003.

In addition, as of the fiscal period ended July 31, 2003, respectively, the following distribution accruals had been incurred by the Mid-Cap Growth Fund and will be paid during the fiscal year ended July 31, 2004.

FUND                                           INVESTOR CLASS      CLASS A      CLASS B       CLASS C      CLASS K
----                                           --------------      -------      -------       -------      -------
Mid-Cap Growth Fund                            $781                1,894         $2,063        $1,908       N/A(1)

(1) Class K shares were offered beginning December 31, 2001, but did not commence operations during the period ended July 31, 2003.

For the fiscal year or period ended April 30, 2003, and July 31, 2003 allocation of 12b-1 amounts paid by Mid-Cap Growth Fund for the following categories of expenses were:

MID-CAP GROWTH FUND                          INVESTOR CLASS      CLASS A      CLASS B       CLASS C      CLASS K
                                             ---------------     -------      -------       -------      -------
Period April 30, 2003
Advertising                                  $ 0(1)              $0           $0            $0           N/A(2)
Sales literature, printing, and postage      $1,235(1)           $0           $0            $0           N/A(2)
Public Relations/Promotion                   $71(1)              $0           $0            $0           N/A(2)
Compensation to securities dealers
  and other organizations                    $235(1)             $13,584      $15,515       $15,572      N/A(2)
Marketing personnel                          $399(1)             $0           $0            $0           N/A(2)

MID-CAP GROWTH FUND                          INVESTOR CLASS      CLASS A      CLASS B       CLASS C      CLASS K
                                             ---------------     -------      -------       -------      -------
Period July 31, 2003
Advertising                                  $ 0                 $0           $0            $0           N/A(2)
Sales literature, printing, and postage      $182                $0           $0            $0           N/A(2)
Public Relations/Promotion                   $177                $0           $0            $0           N/A(2)
Compensation to securities dealers
  and other organizations                    $462                $5,031       $5,492        $5,396       N/A(2)
Marketing personnel                          $939                $0           $0            $0           N/A(2)

(1) For the period September 4, 2002 through April 30, 2003.
(2) Class K shares were offered beginning December 31, 2001, but did not commence operations during the fiscal year ended April 30, 2003 or July 31, 2003.


The services which are provided by securities dealers and other organizations may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust's Transfer Agent computer-processable data files of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.


The Plans provide that they shall continue in effect with respect to the Fund as long as such continuance is approved at least annually by the vote of the Board cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. A Plan can also be terminated at any time by the Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. Unless a complete termination of the Class B Plan (as defined in such Plan) occurs, Class B shares will continue to make payments to ADI with respect to Class B shares sold by or attributable to the distribution efforts of ADI or its predecessor. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Board intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Trustees of the Trust shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of the Fund's payments under a Plan without approval of the shareholders of that Fund's respective class of shares, and all material amendments to a Plan must be approved by the Board, including a majority of the Independent Trustees. Under the agreement implementing the Plans, ADI or the Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of the Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party.


To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to ADI shall terminate automatically, in the event of such "assignment." In this event, the Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by the Fund under a Plan. Such new arrangements must be approved by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with ADI. On a quarterly basis, the Trustees review information about the distribution services that have been provided to the Fund and the 12b-1 fees paid for such services. On an annual basis, the Trustees consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of the Fund, should be made.


The only Trust Trustees and interested persons, as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and Trustees of the Trust who are also officers either of ADI or other companies affiliated with ADI. The benefits which the Trust believes will be reasonably likely to flow to the Fund and its shareholders under the Plans include the following:

     o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

     o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes; and

     o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on the Advisor's revenues could allow the Advisor and its affiliated companies:

     o To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel);

     o To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

     o To acquire and retain talented employees who desire to be associated with a growing organization.

SALES CHARGES AND DEALER CONCESSIONS

SALES CHARGES

Class A shares of the Fund are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000.

                                                            Investor's Sales Charge              Dealer Concession
                                                            -----------------------              -----------------
                                                         As a Percentage                         As a Percentage
                                                         of the Public     As a Percentage       of the Public
Amount of Investment in                                  Offering          of the Net Amount     Offering
Single Transaction(1)                                    Price             Invested              Price
------------------                                       -----             --------              -----
Less than                               $    25,000      5.50%               5.82%               4.75%

$   25,000  but less than               $    50,000      5.25                5.54                4.50

$   50,000  but less than               $   100,000      4.75                4.99                4.00

$100,000   but less than                $   250,000      3.75                3.90                3.00

$250,000   but less than                $   500,000      3.00                3.09                2.50

$500,000   but less than                $1,000,000       2.00                2.04                1.60

        (1) There is no sales charge on purchases of $1,000,000 or more; however, ADI may pay a dealer concession and/or advance a service fee on such transactions as set forth below.


ADI may elect to re-allow the entire initial sales charge to financial intermediaries for all sales with respect to which orders are placed with ADI during a particular period. Financial intermediaries to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

In addition to amounts paid to financial intermediaries as a dealer concession out of the initial sales charge paid by investors, ADI may, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentive to financial intermediaries who sell a minimum dollar amount of the shares of the INVESCO Funds during a specified period of time. At the option of the financial intermediary, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying financial intermediaries and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the Fund's shares or the amount the Fund will receive as proceeds from such sales. Financial intermediaries may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

ADI may pay sales commissions to financial intermediaries that sell Class B shares of the Fund at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the financial intermediary, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. The portion of the payments to ADI under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of such sales commissions plus financing costs.


ADI may pay sales commissions to financial intermediaries that sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of a sales commission of 0.75% of the purchase price of Class C shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. ADI will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to ADI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first twelve months, ADI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where ADI grants an exemption on particular transactions. Should the financial intermediary elect to waive the sales commission, the 12b-1 fees will begin to be paid by ADI to the financial intermediary immediately.


DEALER CONCESSIONS (CLASS A AND CLASS K ONLY)


Investors who purchase $1,000,000 or more of Class A shares do not pay an initial sales charge. ADI may pay financial intermediaries for share purchases (measured on an annual basis) by non-qualified investors and qualified plans of Class A and Class K shares of the Funds as follows.

Non-Qualified Investors. ADI may pay financial intermediaries for share purchases of $1,000,000 or more of Class A shares of the Funds sold at net asset value to non-qualified investors as follows: 1.00% of the first $2 million of such purchases, 0.80% on the next $1 million of such purchases, 0.50% on the next $17 million of such purchases, and 0.25% of amounts in excess of $20 million of such purchases.


Qualified Plans. ADI may pay financial intermediaries for Class A and Class K share purchases as follows:


         Class A -- Option 1: For qualified plans of $1,000,000 or more, 0.50% of the first $20 million and 0.25% of amounts in excess of $20 million. The trail commission will be paid out beginning in the 13th month.


         Class A -- Option 2: No additional fee is paid to financial intermediaries, however, the trail commission will begin to accrue immediately.

         Class K -- Option 1: For qualified plans of $1,000,000 or more, 0.70% of the first $5 million and 0.45% of amounts in excess of $5 million. The trail commission will be paid out beginning in the 13th month.

         Class K -- Option 2: No additional fee is paid to financial intermediaries, however, the trail commission will begin to accrue immediately.

REDUCTIONS IN INITIAL SALES CHARGES (CLASS A ONLY)


Reductions in the initial sales charges shown in the sales charges table (quantity discounts) apply to purchases of Class A shares of the Fund that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined.

The term "Purchaser" means:


     o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money purchase/profit sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

     o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:


         a. the employer/sponsor submits contributions for all participating employees in a single contribution transmittal (i.e., the Fund will not accept contributions submitted with respect to individual participants);


         b. each transmittal is accompanied by a single check or wire transfer; and

         c. all new participants are added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

     o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
         Section 401 of the Code) and 457 plans, if more than one beneficiary or participant is involved;

     o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified ADI in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

     o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.


Investors or financial intermediaries seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. ADI reserves the right to determine whether any Purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute Class A shares of the INVESCO Funds without payment of the applicable sales charge other than to persons or entities that qualify for a reduction in the sales charge as provided herein.


1. LETTER OF INTENT (CLASS A ONLY). A Purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI confirms such Purchaser's intention as to the total investment to be made in shares of the Fund within the following thirteen consecutive months. By marking the LOI section on the account application and by signing the account application, the Purchaser indicates that he/she understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of fund shares normally subject to an initial sales charge made during the thirteen-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the Purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Right of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the thirteen-month period after meeting the original obligation, a Purchaser may revise his or her intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a Purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the thirteen-month period do not total the amount specified, the Purchaser will pay the increased amount of sales charge as described below. Purchases made within ninety days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the ninety-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than ninety days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the Purchaser. All shares purchased, including those escrowed, will be registered in the Purchaser's name. If the total investment specified under this LOI is completed within the thirteen-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the Purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the Purchaser does not pay such difference within twenty days of the expiration date, he/she irrevocably constitutes and appoints the transfer agent as his/her attorney to surrender for redemption any or all shares, to make up such difference within sixty days of the expiration date.

If at any time before completing the LOI Program, the Purchaser wishes to cancel the agreement, he/she must give written notice to ADI. If at any time before completing the LOI Program the Purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his/her total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

2. RIGHTS OF ACCUMULATION (CLASS A ONLY). A Purchaser may also qualify for reduced initial sales charges based upon such Purchaser's existing investment in an INVESCO Fund and/or AIM Fund shares (Class A, B, C, K or R) at the time of the proposed purchase. To determine whether a reduced initial sales charge applies to a proposed purchase, ADI takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the Fund owned by such Purchaser, calculated at the then current public offering price. If a Purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such

Purchaser, calculated at the then current public offering price, and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a Purchaser already owns shares with a value of $20,000 and wishes to invest an additional $20,000 in shares, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the Purchaser or his financial intermediary must furnish ADI with a list of the account numbers and the names in which such accounts of the Purchaser are registered at the time the purchase is made.


Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation described above.


PURCHASES AT NET ASSET VALUE. Purchases of Class A shares of the Fund at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from the Fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation, or acquisition of assets of the fund.


The following Purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these Purchasers:

     o   The Advisor and its affiliates, or their clients;

     o Any current or retired officer, trustee, or employee (and members of their immediate family) of the Advisor, its affiliates or the INVESCO Funds or AIM Funds and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

     o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

     o Financial intermediaries that place trades for their own accounts or the accounts of their clients and that charge a management, consulting or other fee for their services; and clients of such financial intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment financial intermediary on the books and records of a broker or agent;

     o Employee benefit plans designated as Purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account and the financial intermediary has entered into the appropriate agreements with ADI. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of the Funds by such plans are subject to initial sales charges; and

     o A shareholder of a fund that merges or consolidates with the Fund or that sells its assets to the Fund in exchange for shares of the Fund.

As used above, immediate family includes an individual and his or her spouse, children, parents, and parents of spouse.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

In addition to the exceptions described in the Investor Class, Class A, B, C, and K Prospectus, CDSCs will not apply to the following:

     o Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     o Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
         Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in the Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer not later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class A, Class B, Class C, or Class K shares of the Fund; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;


     o Liquidation by the Fund when the account value falls below the minimum required account size of $500 ($250 for Investor Class);


     o   Investment account(s) of the Advisor; and

     o Class C shares if the investor's financial intermediary of record notifies ADI prior to the time of investment that the financial intermediary waives the payment otherwise payable to it.

Upon the redemption of Class A shares purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

     o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the Fund, and not on the aggregate investment made by the plan or on the number of eligible employees;

     o   Private foundations or endowment funds; and

     o Redemption of shares by the investor where the investor's financial intermediary waives the amounts otherwise payable to it by ADI and notifies ADI prior to the time of investment; and


CALCULATION OF NET ASSET VALUE (ALL CLASSES)

The Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing price, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board.

Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of the Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.


HOW TO PURCHASE AND REDEEM SHARES

A complete description of the manner by which shares of the Fund may be purchased appears in the Prospectuses under the caption "How To Buy Shares."

The sales charge normally deducted on purchases of Class A shares of the Fund is used to compensate ADI and participating financial intermediaries for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with ADI by persons, who because of their relationship with the Fund or with the Advisor and its affiliates, are familiar with the Fund, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), ADI believes that it is appropriate and in the Fund's best interests that such persons be permitted to purchase Class A shares of the Fund through ADI without payment of a sales charge. The persons who may purchase Class A shares of the Fund without a sales charge are set forth herein under the Caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."

The following formula may be used by an investor to determine the public offering price per Class A share of an investment:

  Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price


Information concerning redemption of the Fund's shares is set forth in the Prospectuses under the caption "How To Sell Shares." Shares of the Fund may be redeemed directly through ADI or through any financial intermediary who has entered into an agreement with ADI. In addition to the Fund's obligation to redeem shares, ADI may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those financial intermediaries who have executed agreements with ADI must phone orders to the order desk of the Fund at 1-800-347-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by ADI of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by ADI (other than any applicable CDSC) when shares are redeemed or repurchased, financial intermediaries may charge a fair service fee for handling the transaction. The Advisor intends to redeem all shares of the Fund in cash.


The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Fund. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, acted as the independent accountants to the Fund's predecessor, the Pell Rudman Portfolio, from its inception on September 10, 1998 to April 30, 2001.


CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Trust. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046, is the Trust's transfer agent, registrar, and dividend disbursing agent. Services provided by AIS include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

DST Systems, Inc., 333 West 11th Street, Fifth Floor, Kansas City, Missouri, acted as transfer agent to the Fund's predecessor, the Pell Rudman Portfolio, from its inception on September 10, 1998 to September 28, 2001.

LEGAL COUNSEL


The firm of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599, is legal counsel to the Trust.


BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

As the investment advisor to the Fund, the Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While the Advisor seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Advisor considers the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. The Advisor has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged the Fund are consistent with prevailing and reasonable commissions, the Advisor monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Fund.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Advisor may select brokers that provide research services to the Advisor and the Trust, as well as other mutual funds and other accounts managed by the Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to the Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with the Fund. Conversely, the Fund receives benefits of research acquired through the brokerage transactions of other clients of the Advisor.

In order to obtain reliable trade execution and research services, the Advisor may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, the Advisor is obligated to obtain favorable execution of the Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, the Advisor may consider the sale of the Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

BROKERAGE COMMISSIONS AND UNDERWRITING DISCOUNTS

Certain of the INVESCO Funds utilize fund brokerage commissions to pay custody fees for each respective fund. This program requires that the participating funds receive favorable execution.

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by the Fund for the periods outlined in the table below were:

MID-CAP GROWTH FUND

        Period Ended July 31, 2003(1)             $8,176
        Year Ended April 30, 2003                 $18,189
        Period Ended April 30, 2002(2)            $7,601
        Period Ended October 1, 2001(3)           $6,652
        Year Ended April 30, 2001                 $25,650

(1) For the period May 1, 2003 through July 31, 2003.
(2) For the period October 2, 2001 through April 30, 2002.
(3) For the period May 1, 2001 through October 1, 2001.

For the fiscal period ended July 31, 2003 and for fiscal years ended April 30, 2003, 2002, and 2001, brokers providing research services received $3,977, $7,452, $2,762, and $28,713, respectively, in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $2,631,937, $4,218,431, $1,201,353, and $17,354,075,
respectively. Commissions totaling $0, $0, $0, and $0, respectively, were allocated to certain brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the fiscal period ended July 31, 2003 and for the fiscal years ended April 30, 2003, 2002, and 2001, respectively.


At July 31, 2003, the Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:


--------------------------------------------------------------------------------

                                                            Value of Securities
Fund                            Broker or Dealer            at July 31, 2003
================================================================================

Mid-Cap Growth Fund             None
--------------------------------------------------------------------------------



Neither the Advisor nor any affiliate of the Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between the Advisor or any person affiliated with the Advisor or the Fund and any broker-dealer that executes transactions for the Fund.

SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each class of shares of the Fund.


A share of each class of the Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Fund will affect the performance of those classes. Each share of the Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of the Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, C, and K shares will differ. All shares of the Fund will be voted together, except that only the shareholders of a particular class of the Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and non-assessable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. The Board has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.


Shares have no preemptive rights and are freely transferable on the books of the Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust's Declaration of Trust, the Board will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Fund will assist shareholders in communicating with other shareholders as required by the 1940 Act.


Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust.


TAX CONSEQUENCES OF OWNING SHARES OF THE FUND


The Fund intends to conduct its business and satisfy the applicable diversification of assets, distribution, and source of income requirements to qualify as a regulated investment Trust under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to qualify as a regulated investment Trust during its current fiscal year. It is the intent of the Fund to distribute all investment Trust taxable income and net capital gain. As a result of this policy and the Fund's qualification as a regulated investment Trust, it is anticipated that the Fund will not pay federal income or excise taxes and that all of the classes of the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that the Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If the Fund does not distribute all of its net investment income or net capital gain, it will be subject to income and excise taxes on the amount that is not distributed. If the Fund does not qualify as a regulated investment Trust, it will be subject to income tax on all of its net investment income and net capital gain at the corporate tax rates.

Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gain and net realized gain from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received deduction for corporations. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments.

The Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, the Fund will have a net capital gain. Distributions by the Fund of net capital gain are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the Fund. Such distributions are not eligible for the dividends-received deduction. After the end of each calendar year, the Fund sends information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions, to the extent of a Fund's earnings and profits, are taxable income to the shareholder, whether such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of the Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of the Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is declared, the net asset value is reduced by the amount of the distribution. If shares of the Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution. If a shareholder reinvests the distribution in the Fund, the shareholder's basis in the Fund increases by the amount of the distribution and the value of the Fund's investment is unchanged by the distribution.


If it invests in foreign securities, the Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. The Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, the Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. The Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

The Advisor may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the Advisor will be computed using the single-category average cost method, although neither he Advisor nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for the Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares. Similarly, if you sell Fund shares at a loss after holding them for six months or less, you loss will be disallowed to the extent of any exempt-interest dividends that you may have received on those shares. If you pay a sales charge to acquire shares, that sales charge is generally treated as part of your cost basis for determining gain or loss upon disposition of those shares. However, if you exchange your shares within ninety days of acquisition and the sales charge was paid on the original shares, then the sales charge is not treated as part of your cost basis on the original shares, but instead, carries over to be included as part of your cost basis in the new or replacement shares.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.


You should consult your own tax advisor regarding specific questions as to federal, state, and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification, for income tax purposes, as a regulated investment company under the Internal Revenue Code of 1986, as amended, does not entail government supervision of management or investment policies. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 11, 2003.

PERFORMANCE

From time to time, the Fund's advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Fund's total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Fund will disclose the maximum front-end sales charge imposed on purchases of the Fund's Class A shares and/or the applicable CDSC imposed on redemption of the Fund's Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any) or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1% - 5% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1% CDSC may be charged on redemptions of Class C shares held thirteen months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled "Distributor" for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual returns tend to even out variations in the Fund's returns, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking the Fund's maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

More information about the Fund's recent and historical performance is contained in the Trust's Annual Report to Shareholders. You can get a free copy by calling or writing to A I M Investment Services, Inc. using the telephone number or address on the back cover of the Fund's Prospectuses.

The Fund may participate in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns may be attributable to its investment in IPOs, which have a magnified impact in the event the Fund has a small asset base. If this occurs, there is no guarantee that as the Fund's assets grow, they will continue to experience substantially similar performance by investing in IPOs.

When we quote mutual fund rankings published by Lipper Inc., we may compare the Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.


Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended July 31, 2003 was:

FUND AND CLASS                                       1 YEAR     SINCE INCEPTION
--------------                                       ------     ---------------

Mid-Cap Growth Fund -
Institutional Class(1)
      Return Before Taxes                            16.03%         9.58%(2)
      After Taxes on Distributions                   16.03%         8.90%(2)
      After Taxes on Distributions
          and Sale of Fund Shares                    10.42%         8.03%(2)
Mid-Cap Growth Fund -
Investor Class
      Return Before Taxes                            N/A            20.07%(3)
      After Taxes on Distributions                   N/A            20.07%(3)
      After Taxes on Distributions
          and Sale of Fund Shares                    N/A            13.04%(3)
Mid-Cap Growth Fund -
Class A
(Including Front-End Sales Charge)
       Return Before Taxes                           9.22%          6.35%(4)
      After Taxes on Distributions                   9.22%          6.35%(4)
      After Taxes on Distributions
          and Sale of Fund Shares                    5.99%          5.42%(4)
Mid-Cap Growth Fund -
Class B
(Including CDSC)
       Return Before Taxes                           9.82%          6.84%(4)
      After Taxes on Distributions                   9.82%          6.84%(4)
      After Taxes on Distributions
          and Sale of Fund Shares                    6.38%          5.83%(4)
Mid-Cap Growth Fund -
Class C
(Including CDSC)
      Return Before Taxes                            13.36%         8.50%(4)

FUND AND CLASS                                       1 YEAR     SINCE INCEPTION
--------------                                       ------     ---------------

      After Taxes on Distributions                   13.36%         8.50%(4)
      After Taxes on Distributions
          and Sale of Fund Shares                     8.68%         7.26%(4)
Mid-Cap Growth Fund -
Class K(5)                                            N/A           N/A


(1) The Pell Rudman Portfolio reorganized into the INVESCO Mid-Cap Growth Fund and merged its investment operations on October 2, 2001. Shareholders of the Pell Rudman Mid-Cap Growth Portfolio received Institutional Class shares of the INVESCO Mid-Cap Growth Fund.
(2) Since commencement of operations on September 10, 1998.
(3) Since commencement of operations on September 4, 2002. Since inception numbers are not annualized.
(4) Since commencement of operations on October 2, 2001.
(5) Class K shares had not commenced operations as of the fiscal year ended July 31, 2003.

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                 P(1 + T)[superscript]n = ERV


where:            P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:


After taxes on distributions:

                                 P(1 + T)[superscript]n =ATV[subscript]D


where:            P = a hypothetical initial payment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
                  ATV[subscript]D = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

After taxes on distributions and redemption:


                                P(1 + T)[superscript]n =ATV[subscript]DR
where:            P = a hypothetical initial payment of $1,000
                  T = average annual total return (after taxes on
                      distributions and redemption)
                  n = number of years
                  ATV[subscript]DR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.

The average annual total return performance figures will be determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for the Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund grouping, in addition to the broad-based Lipper general fund groupings:

                                                     Lipper Mutual
                  Fund                               Fund Category
                  ----                               -------------

                  Mid-Cap Growth Fund                Mid-Cap Growth Funds


Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
ARIZONA REPUBLIC
BANXQUOTE
BARRON'S
BLOOMBERG NEWS
BOSTON GLOBE
BUSINESS WEEK
CNBC
CNN
CHICAGO SUN-TIMES
CHICAGO TRIBUNE

DENVER BUSINESS JOURNAL
DENVER POST
DOW JONES NEWS WIRE
FINANCIAL TIMES
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
LOS ANGELES TIMES
MONEY MAGAZINE
MORNINGSTAR
MUTUAL FUNDS MAGAZINE
NEW YORK TIMES
ROCKY MOUNTAIN NEWS
SMART MONEY
TIME
U.S. NEWS AND WORLD REPORT
USA TODAY
WALL STREET JOURNAL
WASHINGTON POST
WIESENBERGER INVESTMENT COMPANIES SERVICES

PROXY VOTING


The Board has expressly delegated to the Advisor the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, the Advisor is required by the Board to act solely in the interests of shareholders of the Funds. Other clients of the Advisor who have delegated proxy voting authority to the Advisor similarly require that proxy votes be cast in the best interests of the client.


On behalf of the Funds and its other clients, the Advisor acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, the Advisor votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.


A copy of the description of the Funds' proxy voting policy and procedures as administered by the Advisor is available on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Funds' website, www.aiminvestments.com.


PROXY VOTING ADMINISTRATION -- The Advisor's proxy review and voting process, which has been in place for many years, meets the Advisor's obligations to all of its clients, including the Funds.

To discharge its responsibilities to the Funds, the Advisor has established a Proxy Committee that establishes guidelines and generally oversees the proxy voting process. The Committee consists of the Advisor's General Counsel, its Chief Investment Officer, its Vice President of Investment Operations and the Advisor's Proxy Administrator. In addition to the Advisor's knowledge of its portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.


The Advisor has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research. ISS votes proxies for the Funds on routine matters in accordance with guidelines established by the Advisor and the Funds. These guidelines are reviewed periodically by the Proxy Committee and the Board; accordingly, they are subject to change. Although it occurs infrequently, the guidelines may be overridden by the Advisor in any particular vote, depending upon specific factual circumstances. ISS also serves as the proxy voting record keeper for the Advisor.



Issues that are not covered by the Advisor's proxy voting guidelines, or that are determined by the Advisor on a case-by-case basis, are referred to the Advisor's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Board to decide how the proxies shall be voted on these issues. The Advisor's Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.


GUIDELINES AND POLICIES -- OVERVIEW -- As part of its investment process, the Advisor examines the management of all portfolio companies. The ability and judgment of management is, in the Advisor's opinion, critical to the investment success of any portfolio company. The Advisor generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, the Advisor casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when the Advisor believes that the position of the management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, the Advisor consistently will vote against management in furtherance of established guidelines on specific matters.


As a general rule, the Advisor votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the Board and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. In addition, absent specific prior authorization from the Advisor's General Counsel, the Advisor does not:


     o Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

     o    Announce its voting intentions and the reasons therefor.

     o Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.

     o Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

Although the Advisor reserves the right to vote proxy issues on behalf of the Funds on a case-by-case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

ROUTINE MATTERS -- The Advisor generally votes in favor of ratification of accountants, changing corporate names and similar matters. It generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.


BOARD OF TRUSTEES -- The Advisor generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner the Advisor believes is not in the best interests of shareholders.


The Advisor generally opposes attempts to classify boards of trustees to eliminate cumulative voting.

COMPENSATION -- The Advisor believes that it is important that a company's equity-based compensation plan is aligned with the interests of shareholders, including the Funds and its other clients. Many compensation plans are examined on a case-by-case basis by the Advisor, and the Advisor generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. The Advisor usually opposes proposals to reprice options because the underlying stock has fallen in value.

ANTI-TAKEOVER AND SIMILAR CORPORATE GOVERNANCE ISSUES -- The Advisor generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. The Advisor generally votes in favor of increases in authorized shares.

SOCIAL ISSUES -- The Advisor believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. INVESCO will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

CONFLICTS OF INTEREST -- Historically, the Advisor has not had situations in which the interests of its Fund shareholders or other clients are at variance with the Advisor's own interests. In routine matters, the Advisor votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise.

In matters that the Advisor examines on a case-by-case basis, or where parties may seek to influence the Advisor's vote (for example, a merger proposal), or in any instance where the Advisor believes there may be an actual or perceived conflict of interest, the Advisor votes the proxy in what it believes to be in the best investment interests of its Fund shareholders and other clients. In such matters, the Advisor's Chief Investment Officer makes the decision, which is reviewed by the Advisor's General Counsel.


Matters in which the Advisor votes against its established guidelines, or matters in which the Advisor believes there may be an actual or perceived conflict of interest, together with matters in which the Advisor votes against management recommendations, are reported to the Board on a quarterly basis, together with the reasons for such votes.

CODE OF ETHICS

The Advisor and ADI permit investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires the Advisor's and ADI's personnel to conduct their personal investment activities in a manner that the Advisor and ADI believe is not detrimental to the Funds or the Advisor's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS


On October 2, 2001, the Fund assumed all the assets and liabilities of the Pell Rudman Portfolio. The financial statements of the Fund for the fiscal year ended July 31 are incorporated herein by reference from the INVESCO Stock Funds, Inc. Annual Report to Shareholders dated July 31, 2003. Prior to November 25, 2003, each series of AIM Stock Funds, including the Fund, was a series of a Maryland corporation named AIM Stock Funds, Inc. (formerly, INVESCO Stock Funds, Inc.).

APPENDIX A

BOND RATINGS

         The following is a description of Moody's and S&P's bond ratings:

MOODY'S CORPORATE BOND RATINGS

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

         A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P CORPORATE BOND RATINGS

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

         BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                                 AIM STOCK FUNDS

                            PART C. OTHER INFORMATION
ITEM 23. EXHIBITS


               (a) Agreement and Declaration of Trust of AIM Stock Funds dated
                   July 29, 2003.1

               (b) Bylaws adopted effective July 29, 2003.1


               (c) Provisions of instruments defining the rights of holders of
                   Registrant's securities are contained in Articles II, VI, VII and X of the Agreement and Declaration of Trust and Articles IV, V and VI of the Bylaws of the Registrant.


               (d) (1) Form of Master Investment Advisory Agreement dated
                   November 25, 2003 between Registrant and A I M Advisors, Inc. (filed herewith).

                   (2) Form of Master Intergroup Sub-Advisory Contract for Mutual Funds dated November 25, 2003 between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc. (filed herewith).

               (e) (1) Amended and Restated Master Distribution Agreement (all
                   classes of shares except Class B shares) (filed herewith).

                       (a) Amendment No. 1 dated August 18, 2003 to Amended and Restated Master Distribution Agreement (all classes of shares except Class B Shares) (filed herewith).

                       (b) Amendment No. 2 to dated August 18, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares) (filed herewith).

                   (2) Amended and Restated Master Distribution Agreement dated August 18, 2003 (Class B shares) (filed herewith).

                       (a) Amendment No. 1 dated August 18, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares) (filed herewith).

                       (b) Amendment No. 2 dated August 18, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares) (filed herewith).

                       (c) Amendment No. 3 dated August 18, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares) (filed herewith).

                       (d) Amendment No. 4 dated August 18, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares) (filed herewith).

               (f) Retirement Plan for Independent Directors (to be filed).

               (g) Custody Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001, as amended September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002, April
               30, 2002, May 10, 2002, July 31, 2002, August 30, 2002, October
               21, 2002, November 1, 2002, November 30, 2002, December 26, 2002,
               January 31, 2003, and February 10, 2003.2

               (h) (1) (a) Transfer Agency Agreement between Registrant and INVESCO Funds Group, Inc. dated June 1, 2000, as amended August

               23, 2000, November 8, 2000, November 28, 2000, November 29, 2000,
               May 15, 2001, September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002, April 30, 2002, July 31, 2002, August 30,
               2002, October 21, 2002, November 1, 2002, November 30, 2002,
               December 26, 2002, January 31, 2003, and February 10, 2003.2


                          (i) Assignment and Assumption Agreement and Consent dated October 1, 2003 of Transfer Agency Agreement by and among Registrant, INVESCO Funds Group, Inc. to AIM Investment Services, Inc. (filed herewith).

                       (b) Form of Transfer Agency Agreement dated November 20, 2003 between Registrant and AIM Investment Services, Inc. (filed herewith).


                   (2) (a) Administrative Services Agreement between Registrant and INVESCO Funds Group, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000,
                   November 29, 2000, May 15, 2001, September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002, April 30, 2002,
                   July 31, 2002, August 30, 2002, October 21, 2002, November 1,
                   2002, November 30, 2002, December 26, 2002, January 31, 2003,
                   and February 10, 2003.2


                          (i) Assignment and Assumption Agreement and Consent dated August 12, 2003 by and among Registrant, INVESCO Funds Group, Inc. and A I M Advisors, Inc. (filed herewith).

                       (b) Form of Master Administrative Services Agreement dated November 25, 2003 between Registrant and A I M Advisors, Inc. (filed herewith).


                   (3) Agreement and Plan of Reorganization, dated as of August 13, 2003 which provides for the redomestication of INVESCO Stock Funds, Inc. as a Delaware statutory trust and, in connection therewith, the sale of all of its assets and its dissolution as a Maryland corporation. 3


               (i) Opinion and consent of Ballard Spahr Andrews Ingersoll, LLP
                   (filed herewith).

               (j) Consent of Independent Accountants (filed herewith).


               (k) Not applicable.

               (l) Not applicable.


               (m) (1) (a) Amended and Restated Master Plan and Agreement of
                   Distribution pursuant to Rule 12b-1 dated July 1, 2003
                  (Investor Class shares) (filed herewith).

                       (1) Form of Amendment No. 1 to Amended and Restated Master Plan and Agreement of Distribution pursuant to Rule 12b-1 dated July 1, 2003 (Investor Class Shares) (filed herewith).

                       (2) Form of Amendment No. 2 to Amended and Restated Master Plan and Agreement of Distribution pursuant to Rule 12b-1 dated July 1, 2003 (Investor Class Shares) (filed herewith).

                   (2) (a) Amended and Restated Master Distribution Plan (Class A shares) (filed herewith).

                       (1) Amendment No. 1 to Amended and Restated Master Distribution Plan (Class A shares) (filed herewith).

                       (2) Amendment No. 2 to Amended and Restated Master Distribution Plan (Class A shares) (filed herewith).

                       (b) Form of Master Related Agreement to Amended and
                   Restated Master Distribution Plan (Class A Shares) (filed herewith).

                   (3) (a) Amended and Restated Master Distribution Plan (Class B shares) (Securitization Feature) (filed herewith).

                         (1) Amendment No. 1 to Amended and Restated Master Distribution Plan (Class B shares) (filed herewith).

                         (2) Amendment No. 2 to Amended and Restated Master Distribution Plan (Class B shares) (filed herewith).

                   (4) (a) Amended and Restated Master Distribution Plan (Class C shares) (filed herewith).

                         (1) Amendment No. 1 to Amended and Restated Master Distribution Plan (Class C shares) (filed herewith).

                         (2) Amendment No. 2 to Amended and Restated Master Distribution Plan (Class C shares) (filed herewith).

                       (b) Form of Master Related Agreement to Amended and
                   Restated Master Distribution Plan (Class C Shares) (filed herewith).

                   (5) (a) Amended and Restated Master Distribution Plan (Class K shares) (filed herewith).

                         (1) Amendment No. 1 to Amended and Restated Master Distribution Plan (Class K shares) (filed herewith).

                         (2) Amendment No. 2 to Amended and Restated Master Distribution Plan (Class K shares) (filed herewith).

                       (b) Form of Master Related Agreement to Amended and
                   Restated Master Distribution Plan (Class K Shares) (filed herewith).

               (n) Multiple Class Master Plan pursuant to Rule 18f-3 under the
                  Investment Company Act of 1940 adopted July 1, 2003. 2

               (o) Not applicable.

               (p) (1) Code of Ethics pursuant to Rule 17j-1.2

                   (2) The AIM Management Group Code of Ethics, adopted May 1, 1981, as last amended June 13, 2003, relating to A I M Management Group, Inc. and A I M Advisors, Inc. and its wholly owned and indirect subsidiaries. 4



1 Previously filed with Post-Effective Amendment No. 73 to the Registration Statement on August 28, 2003 and incorporated by reference herein.

2 Previously filed with Post-Effective Amendment No. 72 to the Registration Statement on July 29, 2003 and incorporated by reference herein. (Identical except for the name of the Registrant (AIM Stock Funds) and the date.)

3 Previously filed with the Registration Statement on Form N-14 of AIM Equity Funds on August 13, 2003 and incorporated by reference herein.

4 Previously filed with Post-Effective Amendment No. 77 to the Registration Statement of AIM Equity Funds filed on July 7, 2003 and incorporated by reference herein.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH AIM STOCK FUNDS (THE "TRUST")

No person is presently controlled by or under common control with the Trust.


ITEM 25.    INDEMNIFICATION

Indemnification provisions for officers, directors, and employees of the Registrant are set forth in Article VIII of the Registrant's Agreement and Declaration of Trust and Article VIII of its Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Agreement and Declaration of Trust dated July 29, 2003, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class). The Registrant, A I M Advisors, Inc. ("AIM") and other investment companies managed by AIM, their respective officers, trustees, directors and employees are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy also maintains liability insurance policies covering its directors and officers.

Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.


Paragraph 7 of the Master Intergroup Sub-Advisory Contract for Mutual Funds states:

7. LIMITATION OF LIABILITY OF SUB-ADVISER AND Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by

Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.


ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR


The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. See "Fund Management" in the Funds' Prospectuses and "Management of the Funds" in the Statement of Additional Information for information regarding the business of the investment advisor..



ITEM 27.    (a)   PRINCIPAL UNDERWRITERS

            A I M Distributors, Inc., the Registrant's principal underwriter, also act as principal underwriter to the following investment companies:


AIM Floating Rate Fund                   AIM Tax-Exempt Funds
AIM Funds Group                          AIM Variable Insurance Funds
AIM International Funds, Inc.            AIM Growth Series
AIM Investment Securities Funds          AIM Investment Funds
AIM Special Opportunities Funds          AIM Summit Fund
AIM Bond Funds                           AIM Combination Stock & Bond Funds
AIM Counselor Series Trust               AIM Sector Funds
AIM Treasurer's Series Trust             AIM Equity Funds
AIM International Mutual Funds


            (b)

                         Positions and           Positions and
Name and Principal       Offices With            Offices With
Business Address*        Underwriter             Registrant
-----------------        -----------             ----------

Michael J. Cemo          Chairman, Director,     None
                         President & Chief
                         Executive Officer

Mark H. Williamson       Director                Trustee & Executive Vice
                                                 President

Gary T. Crum             Director                Senior Vice President

Gene L. Needles          Executive Vice          None
                         President

James L. Salners         Executive Vice          None
                         President

John S. Cooper           Senior Vice President   None

Marilyn M. Miller        Senior Vice President   None

Leslie A. Schmidt        Senior Vice President   None

James E. Stueve          Senior Vice President   None

Stephen H. Bitteker      First Vice President    None

Glenda A. Dayton         First Vice President    None

Gary K. Wendler          First Vice President    None


Kevin M. Carome          Vice President          Senior Vice President

Mary A. Corcoran         Vice President          None

                         Positions and           Positions and
Name and Principal       Offices With            Offices With
Business Address*        Underwriter             Registrant
-----------------        -----------             ----------

Sidney M. Dilgren        Vice President          None

Tony D. Green            Vice President          None

Dawn M. Hawley           Vice President &        None
                         Treasurer

Ofelia M. Mayo           Vice President,         Assistant Secretary
                         General Counsel &
                         Assistant Secretary

Kim T. McAuliffe         Vice President          None

Linda L. Warriner        Vice President          None

Rebecca Starling-Klatt   Assistant Vice          None
                         President & Chief
                         Compliance Officer

Kathleen J. Pflueger     Secretary               Assistant Secretary

*11 Greenway Plaza, Suite 100, Houston, Texas  77046-1173

            (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

               Raymond R. Cunningham            AIM Investment Services, Inc.
               4350 South Monaco Street         P.O. Box 4735
               Denver, CO  80237                Houston, TX  77210-4739

               A I M Advisors, Inc.,
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173

               State Street Bank & Trust Company
               One Heritage Drive - JPB/2N
               North Quincy, Mass 02171

ITEM 29.  MANAGEMENT SERVICES

               Not applicable.

ITEM 30.  UNDERTAKINGS

               Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 24th day of November, 2003.

                REGISTRANT:   AIM STOCK FUNDS
                              By:   /s/ Robert H. Graham
                                    --------------------
                                    Robert H. Graham, President


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

           SIGNATURES                TITLE                          DATE
           ----------                -----                          ----

/S/ ROBERT H. GRAHAM     Chairman, Trustee & President         November 24, 2003
--------------------     (Principal Executive Officer)
(Robert H. Graham)


/S/ BOB R. BAKER                    Trustee                    November 24, 2003
----------------
(Bob R. Baker)


/S/ FRANK S. BAYLEY                 Trustee                    November 24, 2003
-------------------
(Frank S. Bayley)


/S/ JAMES T. BUNCH                  Trustee                    November 24, 2003
------------------
(James T. Bunch)


/S/ BRUCE L. CROCKETT               Trustee                    November 24, 2003
---------------------
(Bruce L. Crockett)


/S/ ALBERT R. DOWDEN                Trustee                    November 24, 2003
--------------------
(Albert R. Dowden)


/S/ EDWARD K. DUNN, JR.             Trustee                    November 24, 2003
-----------------------
(Edward K. Dunn, Jr.)


/S/ JACK M. FIELDS                  Trustee                    November 24, 2003
------------------
(Jack M. Fields)


/S/ CARL M. FRISCHLING              Trustee                    November 24, 2003
----------------------
(Carl M. Frischling)


/S/ GERALD J. LEWIS                 Trustee                    November 24, 2003
-------------------
(Gerald J. Lewis)


/S/ PREMA MATHAI-DAVIS              Trustee                    November 24, 2003
----------------------
(Prema Mathai-Davis)


/S/ LEWIS F. PENNOCK                Trustee                    November 24, 2003
--------------------
(Lewis F. Pennock)

           SIGNATURES                TITLE                          DATE
           ----------                -----                          ----


/S/ RUTH H. QUIGLEY                 Trustee                    November 24, 2003
-------------------
(Ruth H. Quigley)


/S/ LOUIS S. SKLAR                  Trustee                    November 24, 2003
------------------
(Louis S. Sklar)


/S/ LARRY SOLL                      Trustee                    November 24, 2003
--------------
(Larry Soll)


/S/ MARK H. WILLIAMSON             Trustee &                   November 24, 2003
----------------------      Executive Vice President
(Mark H. Williamson)


/S/ DANA R. SUTTON         Vice President & Treasurer          November 24, 2003
------------------          (Principal Financial and
(Dana R. Sutton)              Accounting Officer)

                                  Exhibit Index

EXHIBIT ITEM         EXHIBIT
------------         -------
(d)(1)               Form of Master Investment Advisory Agreement dated November
                     25, 2003 between Registrant and A I M Advisors, Inc.

(d)(2) Form of Master Intergroup Sub-Advisory Contract for Mutual Funds dated November 25, 2003 between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(e)(1) Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares)

(e)(1)(a) Amendment No. 1 dated August 18, 2003 to Amended and Restated Master Distribution Agreement (all classes of shares except Class B Shares)

(e)(1)(b) Amendment No. 2 to dated August 18, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares)

(e)(2) Amended and Restated Master Distribution Agreement dated August 18, 2003 (Class B shares)

(e)(2)(a) Amendment No. 1 dated August 18, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares)

(e)(2)(b) Amendment No. 2 dated August 18, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares)

(e)(2)(c) Amendment No. 3 dated August 18, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares)

(e)(2)(d) Amendment No. 4 dated August 18, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares)

(h)(1)(a)(i)         Assignment and Assumption Agreement and Consent dated
                     October 1, 2003 of Transfer Agency Agreement.

(h)(1)(b)            Form of Transfer Agency Agreement

(h)(2)(a)(i)         Assignment and Assumption Agreement and Consent dated
                     August 12, 2003 by and among Registrant, INVESCO Funds
                     Group, Inc. and A I M Advisors, Inc. of Administrative
                     Service Agreement.

(h)(2)(b)            Form of Master Administrative Services Agreement


(i)                  Opinion and consent of Ballard Spahr Andrews Ingersoll, LLP

(j)                  Consent of Independent Accountants

(m)(1)(a) Amended and Restated Master Plan and Agreement of Distribution pursuant to Rule 12b-1 dated July 1, 2003 (Investor Class shares)

(m)(1)(a)(1)         Form of Amendment No. 1 to Amended and Restated Master Plan
                     and Agreement of Distribution pursuant to Rule 12b-1 dated
                     July 1, 2003 (Investor Class Shares)

(m)(1)(a)(2)         Form of Amendment No. 2 to Amended and Restated Master Plan
                     and Agreement of Distribution pursuant to Rule 12b-1 dated
                     July 1, 2003 (Investor Class Shares)

(m)(2)(a) Amended and Restated Master Distribution Plan (Class A shares)

(m)(2)(a)(1)         Amendment No. 1 to Amended and Restated Master Distribution
                     Plan (Class A shares)

(m)(2)(a)(2)         Amendment No. 2 to Amended and Restated Master Distribution
                     Plan (Class A shares)

(m)(2)(b) Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class A Shares)

(m)(3)(a) Amended and Restated Master Distribution Plan (Class B shares) (Securitization Feature)

(m)(3)(a)(1)         Amendment No. 1 to Amended and Restated Master Distribution
                     Plan (Class B shares)

(m)(3)(a)(2)         Amendment No. 2 to Amended and Restated Master Distribution
                     Plan (Class B shares)

(m)(4)(a) Amended and Restated Master Distribution Plan (Class C shares)

(m)(4)(a)(1)         Amendment No. 1 to Amended and Restated Master Distribution
                     Plan (Class C shares)

(m)(4)(a)(2)         Amendment No. 2 to Amended and Restated Master Distribution
                     Plan (Class C shares)

(m)(4)(b) Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class C Shares)

(m)(5)(a) Amended and Restated Master Distribution Plan (Class K shares)

(m)(5)(a)(1)         Amendment No. 1 to Amended and Restated Master Distribution
                     Plan (Class K shares)

(m)(5)(a)(2)         Amendment No. 2 to Amended and Restated Master Distribution
                     Plan (Class K shares)

(m)(5)(b) Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class K Shares)